File Nos. 33-10238
                                                                        811-4906


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]


      Pre-Effective Amendment No.                                           [  ]


      Post-Effective Amendment No. 33                                        [X]


                                            and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]


      Amendment No. 33                                                       [X]


                        (Check appropriate box or boxes.)

                    DREYFUS PREMIER STATE MUNICIPAL BOND FUND
               (Exact Name of Registrant as Specified in Charter)

                           c/o The Dreyfus Corporation
                    200 Park Avenue, New York, New York 10166
               (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 922-6000

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

            immediately upon filing pursuant to paragraph (b)
      ----

       X    on September 1, 2000 pursuant to paragraph (b)
      ----

            60 days after filing pursuant to paragraph (a)(i)
      ----
            on     (date)      to paragraph (a)(i)
      ----
            75 days after filing pursuant to paragraph (a)(ii)
      ----
            on     (date)      pursuant to paragraph (a)(ii) of Rule 485.
      ----

If appropriate, check the following box:

            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
      ----



Dreyfus Premier State Municipal Bond Fund

Investing for income exempt from federal and, where applicable, from state income taxes


PROSPECTUS September 1, 2000


(reg.tm)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

The Fund
--------------------------------------------------------------------------------

Goal/Approach                                                             2

Main Risks                                                                3

Connecticut Series                                                        4

Florida Series                                                            6

Georgia Series                                                            8

Maryland Series                                                          10

Massachusetts Series                                                     12

Michigan Series                                                          14

Minnesota Series                                                         16

New Jersey Series                                                        18

North Carolina Series                                                    20

Ohio Series                                                              22

Pennsylvania Series                                                      24

Texas Series                                                             26

Virginia Series                                                          28

Financial Highlights                                                     30

Management                                                               56

Your Investment
--------------------------------------------------------------------------------

Account Policies                                                         57

Distributions and Taxes                                                  59

Services for Fund Investors                                              60


Instructions for Regular Accounts                                        61


For More Information
--------------------------------------------------------------------------------

INFORMATION ON EACH SERIES' RECENT PERFORMANCE AND HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).

Dreyfus Premier State Municipal Bond Fund

GOAL/APPROACH

The fund seeks to maximize current income exempt from federal income tax and, where applicable, from state income tax, without undue risk. The fund permits you to invest in any of thirteen separate series:

Connecticut series  New Jersey series

Florida series  North Carolina series

Georgia series  Ohio series

Maryland series  Pennsylvania series

Massachusetts series Texas series

Michigan series  Virginia series

Minnesota series

To pursue the fund's goal, each series normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and, where applicable, from the income tax of the state for which the series is named.


Each series will invest at least 70% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, each series may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of each series' portfolio is expected to exceed 10 years.


The portfolio manager buys and sells bonds based on credit quality, financial outlook and yield potential. Bonds with deteriorating credit quality are potential sell candidates, while those offering higher yields are potential buy candidates.

Concepts to understand


MUNICIPAL BONDS: debt securities that provide income free from federal income taxes. Municipal bonds are typically of two types:


* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power


* REVENUE BONDS, which are payable from the revenue derived from a specific revenue source, such as charges for water and sewer service or highway tolls


INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.




<PAGE 2>

MAIN RISKS


Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow a series to invest for higher yields, the most immediate effect is usually a drop in bond prices and, therefore, in the series' share price as well. To the extent a series maintains a comparatively longer maturity or duration, its share price will react more to interest rate movements. As a result, the value of your investment in the series could go up and down, which means that you could lose money.


Other risk factors could have an effect on a series' performance:

* if an issuer fails to make timely interest or principal payments, or there is a decline in the credit quality of a bond or a perception of a decline, the bond's value could fall, potentially lowering the series' share price

* the relevant state's economy and revenues underlying its municipal bonds may decline

* investing primarily in a single state may make a series' portfolio securities more sensitive to risks specific to the state


*    lower-rated,  higher-yielding municipal bonds are subject to greater credit
     risk,  including  the  risk  of  default,   than  investment  grade  bonds;
     lower-rated bonds tend to be more volatile and less liquid

Although the fund's objective is to generate income exempt from federal income tax and, where applicable, from state income tax, interest from some of a series' holdings may be subject to the federal alternative minimum tax. In addition, a series occasionally may invest in taxable bonds and municipal bonds that are exempt only from federal personal income tax.


Other potential risks


Each series may invest in certain derivatives, such as futures and options, which may cause taxable income. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index and, as a result, can be highly volatile. A small investment in certain derivatives could have a potentially large impact on a series' performance.


Each series is non-diversified, which means that a relatively high percentage of the series' assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

The Fund



<PAGE 3>

Connecticut Series
---------------------------------

                                              Ticker Symbols  CLASS A:    PSCTX

                                                              CLASS B:    PMCBX

                                                              CLASS C:    PMCCX

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in this series of the fund. The bar chart shows the changes in the series' Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the series' average annual total return to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include applicable sales loads. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

6.90    11.05   8.70    12.64   -5.71   15.47   4.53    9.31    6.33    -4.22
90      91      92      93      94      95      96      97      98      99

BEST QUARTER:                    Q1 '95                           +6.30%

WORST QUARTER:                   Q1 '94                           -5.22%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/00 WAS 3.88%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/99



                                                                                                                    Since
                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (5/28/87)                  -8.53%                5.11%            5.81%                 --

CLASS B                       (1/15/93)                  -8.34%                5.21%              --                4.71%

CLASS C                       (8/15/95)                  -5.86%                  --               --                4.09%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                    -2.06%                6.91%           6.89%                5.83%**

*    UNLIKE THE SERIES,  THE LEHMAN  INDEX IS NOT  COMPOSED OF BONDS OF A SINGLE
     STATE.

**   FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
     BEGINNING VALUE ON 1/15/93.



What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.


An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.







<PAGE 4>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Connecticut series in the table below.




Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .10                   .12                   .11
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .90                  1.42                  1.66

*    SHARES  BOUGHT  WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE  CHARGED A CDSC OF 1.00% IF  REDEEMED  WITHIN ONE
     YEAR.




Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                        $538                $724                 $926                 $1,508

CLASS B
WITH REDEMPTION                                $545                $749                 $976                 $1,431**

WITHOUT REDEMPTION                             $145                $449                 $776                 $1,431**

CLASS C
WITH REDEMPTION                                $269                $523                 $902                 $1,965
WITHOUT REDEMPTION                             $169                $523                 $902                 $1,965

**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to Dreyfus Service Corporation, the fund's distributor, to finance the sale of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.


SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.


OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.


Connecticut Series 5





<PAGE 5>

Florida Series
---------------------------------

                                              Ticker Symbols  CLASS A:    PSFLX

                                                              CLASS B:    PSFBX

                                                              CLASS C:    PSFCX


PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in this series of the fund. The bar chart shows the changes in the series' Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the series' average annual total return to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include applicable sales loads. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

7.37    12.37   9.02    11.90   -4.46   16.68   3.14    4.88    5.59    -4.71
90      91      92      93      94      95      96      97      98      99

BEST QUARTER:                    Q1 '95                    +7.13%

WORST QUARTER:                   Q1 '94                   -4.73%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/00 WAS 3.84%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/99



                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (5/28/87)                  -9.01%                3.94%              5.49%                 --

CLASS B                       (1/15/93)                  -8.81%                4.05%                --                3.99%

CLASS C                       (8/15/95)                  -6.32%                  --                 --                2.60%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                    -2.06%                6.91%             6.89%                5.83%**

*    UNLIKE THE SERIES,  THE LEHMAN  INDEX IS NOT  COMPOSED OF BONDS OF A SINGLE
     STATE.

**   FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
     BEGINNING VALUE ON 1/15/93.





What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.


An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.



EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Florida series in the table below.




Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .18                   .19                   .28
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .98                  1.49                  1.83

*    SHARES  BOUGHT  WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE  CHARGED A CDSC OF 1.00% IF  REDEEMED  WITHIN ONE
     YEAR.



Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                        $545                $748                 $967                 $1,597

CLASS B
WITH REDEMPTION                                $552                $771                 $1,013               $1,516**

WITHOUT REDEMPTION                             $152                $471                 $813                 $1,516**

CLASS C
WITH REDEMPTION                                $286                $576                 $990                 $2,148
WITHOUT REDEMPTION                             $186                $576                 $990                 $2,148

**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.




This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

For the fiscal year ended April 30, 2000, Dreyfus assumed certain expenses of the Florida series pursuant to an undertaking, reducing total expenses from .98% to .92% for Class A, from 1.49% to 1.43% for Class B, and from 1.83% to 1.73% for Class C shares. This undertaking was voluntary.

RULE 12B-1 FEE: the fee paid to Dreyfus Service Corporation, the fund's distributor, to finance the sale of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.



 Florida Series 7





<PAGE 7>

Georgia Series
---------------------------------

                                              Ticker Symbols  CLASS A:    PGAXX

                                                              CLASS B:    PGABX

                                                              CLASS C:    PGACX


PAST PERFORMANCE

The bar chart and table below show some of the risks of investing in this series of the fund. The bar chart shows the changes in the series' Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the series' average annual total return to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include applicable sales loads. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

                        14.79   -7.66    19.58   2.86    8.18     4.82    -4.70
90      91      92      93      94       95      96      97       98      99

BEST QUARTER:                    Q1 '95                         +8.33%

WORST QUARTER:                   Q1 '94                         -6.98%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/00 WAS 4.62%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/99



                                                                                                                    Since
                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (9/3/92)                   -9.01%                4.89%             --                 4.69%

CLASS B                       (1/15/93)                  -8.89%                5.01%             --                 4.58%

CLASS C                       (8/15/95)                  -6.46%                   --             --                3.39%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                    -2.06%                6.91%             --                5.92%**

*    UNLIKE THE SERIES,  THE LEHMAN  INDEX IS NOT  COMPOSED OF BONDS OF A SINGLE
     STATE.

**   FOR COMPARATIVE PURPOSES,  THE VALUE OF THE INDEX ON 8/31/92 IS USED AS THE
     BEGINNING VALUE ON 9/3/92.



What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.


An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.







<PAGE 8>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Georgia series in the table below.





Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .46                   .43                   .40
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                           1.26                  1.73                  1.95

*    SHARES  BOUGHT  WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE  CHARGED A CDSC OF 1.00% IF  REDEEMED  WITHIN ONE
     YEAR.



Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                        $573                $832                 $1,110               $1,904

CLASS B
WITH REDEMPTION                                $576                $845                 $1,139               $1,804**

WITHOUT REDEMPTION                             $176                $545                 $939                 $1,804**

CLASS C
WITH REDEMPTION                                $298                $612                 $1,052               $2,275
WITHOUT REDEMPTION                             $198                $612                 $1,052               $2,275

**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.



This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

For the fiscal year ended April 30, 2000, Dreyfus assumed certain expenses of the Georgia series pursuant to an undertaking, reducing total expenses from 1.26% to .94% for Class A, from 1.73% to 1.45% for Class B, and from 1.95% to 1.65% for Class C shares. This undertaking was voluntary.

RULE 12B-1 FEE: the fee paid to Dreyfus Service Corporation, the fund's distributor, to finance the sale of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.


Georgia Series 9





<PAGE 9>

Maryland Series
---------------------------------

                                              Ticker Symbols  CLASS A:    PSMDX

                                                              CLASS B:    PMDBX

                                                              CLASS C:    PMDCX


PAST PERFORMANCE

The bar chart and table below show some of the risks of investing in this series of the fund. The bar chart shows the changes in the series' Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the series' average annual total return to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include applicable sales loads. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

8.10    11.94   8.35    11.39   -4.75    15.91   4.50    9.47     5.65    -4.56
90      91      92      93      94       95      96      97       98      99

BEST QUARTER:                    Q1 '95                         +6.49%

WORST QUARTER:                   Q1 '94                         -4.65%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/00 WAS 3.90%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/99



                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (5/28/87)                  -8.83%                5.02%              5.91%                  --

CLASS B                       (1/15/93)                  -8.58%                5.12%                --                 4.65%

CLASS C                       (8/15/95)                  -6.18%                  --                 --                  3.91%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                    -2.06%                6.91%             6.89%                5.83%**

*    UNLIKE THE SERIES,  THE LEHMAN  INDEX IS NOT  COMPOSED OF BONDS OF A SINGLE
     STATE.

**   FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
     BEGINNING VALUE ON 1/15/93.



What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.


An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.







<PAGE 10>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Maryland series in the table below.



Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .11                   .13                   .10
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .91                  1.43                  1.65

*    SHARES  BOUGHT  WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE  CHARGED A CDSC OF 1.00% IF  REDEEMED  WITHIN ONE
     YEAR.


Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                        $539                $727                 $931                 $1,519

CLASS B
WITH REDEMPTION                                $546                $752                 $982                 $1,442**

WITHOUT REDEMPTION                             $146                $452                 $782                 $1,442**

CLASS C
WITH REDEMPTION                                $268                $520                 $897                 $1,955
WITHOUT REDEMPTION                             $168                $520                 $897                 $1,955

**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.



This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to Dreyfus Service Corporation, the fund's distributor, to finance the sale of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.





Maryland Series





<PAGE 11>

Massachusetts Series
---------------------------------

                                              Ticker Symbols  CLASS A:    PSMAX

                                                              CLASS B:    PBMAX

                                                             CLASS C:    PCMAX




PAST PERFORMANCE

The bar chart and table below show some of the risks of investing in this series of the fund. The bar chart shows the changes in the series' Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the series' average annual total return to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include applicable sales loads. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

6.69    12.26   9.77    11.63   -4.56    14.81   4.24    8.57     5.81    -4.86
90      91      92      93      94       95      96      97       98      99

BEST QUARTER:                    Q1 '95                         +5.68%

WORST QUARTER:                   Q1 '94                         -4.20%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/00 WAS 4.63%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/99



                                                                                                                          Since
                           Inception date                1 Year              5 Years           10 Years                inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (5/28/87)                  -9.11%                4.55%              5.76%                   --

CLASS B                       (1/15/93)                  -8.88%                4.68%                --                   4.40%

CLASS C                       (8/15/95)                  -6.48%                   --                --                  3.61%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                    -2.06%                6.91%             6.89%                 5.83%**

*    UNLIKE THE SERIES,  THE LEHMAN  INDEX IS NOT  COMPOSED OF BONDS OF A SINGLE
     STATE.

**   FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
     BEGINNING VALUE ON 1/15/93.



What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.


An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.








<PAGE 12>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Massachusetts series in the table below.




Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .18                   .19                   .13
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .98                  1.49                  1.68

*    SHARES  BOUGHT  WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE  CHARGED A CDSC OF 1.00% IF  REDEEMED  WITHIN ONE
     YEAR.





Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                        $545                $738                 $967                 $1,597

CLASS B
WITH REDEMPTION                                $552                $771                 $1,013               $1,516**

WITHOUT REDEMPTION                             $152                $471                 $813                 $1,516**

CLASS C
WITH REDEMPTION                                $271                $530                 $913                 $1,987
WITHOUT REDEMPTION                             $171                $530                 $913                 $1,987

**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to Dreyfus Service Corporation, the fund's distributor, to finance the sale of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.




Massachusetts Series 13





<PAGE 13>

Michigan Series
---------------------------------

                                              Ticker Symbols  CLASS A:    PSMIX

                                                              CLASS B:    PMIBX

                                                              CLASS C:    PCMIX

PAST PERFORMANCE



The bar chart and table below show some of the risks of investing in this series of the fund. The bar chart shows the changes in the series' Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the series' average annual total return to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include applicable sales loads. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

6.18    13.05   9.25    13.67   -4.59    17.47   3.31    8.55     5.59    -3.73
90      91      92      93      94       95      96      97       98      99

BEST QUARTER:                    Q1 '95                         +6.85%

WORST QUARTER:                   Q1 '94                         -4.73%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/00 WAS 4.14%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/99



                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (5/28/87)                  -8.07%                5.04%             6.17%                 --

CLASS B                       (1/15/93)                  -7.86%                5.16%               --                5.00%

CLASS C                       (8/15/95)                  -5.30%                  --                --                4.03%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                    -2.06%                6.91%             6.89%               5.83%**

*    UNLIKE THE SERIES,  THE LEHMAN  INDEX IS NOT  COMPOSED OF BONDS OF A SINGLE
     STATE.

**   FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
     BEGINNING VALUE ON 1/15/93.



What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.


An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.





<PAGE 14>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Michigan series in the table below.




Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .14                   .14                   .14
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .94                  1.44                  1.69

*    SHARES  BOUGHT  WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE  CHARGED A CDSC OF 1.00% IF  REDEEMED  WITHIN ONE
     YEAR.



Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                        $542                $736                 $947                 $1,553

CLASS B
WITH REDEMPTION                                $547                $756                 $987                 $1,464**

WITHOUT REDEMPTION                             $147                $456                 $787                 $1,464**

CLASS C
WITH REDEMPTION                                $272                $533                 $918                 $1,998
WITHOUT REDEMPTION                             $172                $533                 $918                 $1,998

**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to Dreyfus Service Corporation, the fund's distributor, to finance the sale of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.




Michigan Series 15





<PAGE 15>

Minnesota Series
---------------------------------

                                              Ticker Symbols  CLASS A:    PSMNX

                                                              CLASS B:    PMMNX

                                                              CLASS C:    PMNCX


PAST PERFORMANCE

The bar chart and table below show some of the risks of investing in this series of the fund. The bar chart shows the changes in the series' Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the series' average annual total return to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include applicable sales loads. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

8.03    11.38   8.38    12.37   -4.43    15.33   3.68    7.25     5.26    -3.76
90      91      92      93      94       95      96      97       98      99

BEST QUARTER:                    Q1 '95                         +6.39%

WORST QUARTER:                   Q1 '94                         -5.06%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/00 WAS 4.12%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/99



                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (5/28/87)                  -8.11%                4.41%              5.68%                 --

CLASS B                       (1/15/93)                  -7.96%                4.49%                --                4.43%

CLASS C                       (8/15/95)                  -5.43%                  --                 --                3.30%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                    -2.06%                6.91%              6.89%               5.83%**

*    UNLIKE THE SERIES,  THE LEHMAN  INDEX IS NOT  COMPOSED OF BONDS OF A SINGLE
     STATE.

**   FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
     BEGINNING VALUE ON 1/15/93.



What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.


An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.





<PAGE 16>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Minnesota series in the table below.


Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .13                   .16                   .18
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .93                  1.46                  1.73

*    SHARES  BOUGHT  WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE  CHARGED A CDSC OF 1.00% IF  REDEEMED  WITHIN ONE
     YEAR.




Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                        $541                $733                 $942                 $1,542

CLASS B
WITH REDEMPTION                                $549                $762                 $997                 $1,471**

WITHOUT REDEMPTION                             $149                $462                 $797                 $1,471**

CLASS C
WITH REDEMPTION                                $276                $545                 $939                 $2,041
WITHOUT REDEMPTION                             $176                $545                 $939                 $2,041

**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.



This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to Dreyfus Service Corporation, the fund's distributor, to finance the sale of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.


Minnesota Series 17





<PAGE 17>

New Jersey Series
----------------------------------

                                              Ticker Symbols   CLASS A: PSNAX

                                                               CLASS B: PSNBX

                                                               CLASS C: PSMJX


PAST PERFORMANCE

The bar chart and table below show some of the risks of investing in this series of the fund. The bar chart shows the changes in the series' Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the series' average annual total return to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include applicable sales loads. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES
                                         17.47   2.10    8.60     5.71    -6.79
90      91      92      93      94       95      96      97       98      99

BEST QUARTER:                    Q1 '95                         +7.34%

WORST QUARTER:                   Q1 '96                         -2.97%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/00 WAS 4.30%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/99



                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (5/4/94)                   -10.95%               4.16%             --                 3.48%

CLASS B                       (5/4/94)                   -10.79%               4.25%             --                 3.65%

CLASS C                       (12/4/95)                   -8.36%                 --              --                 1.64%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                     -2.06%               6.91%             --                 5.98%**

*    UNLIKE THE SERIES,  THE LEHMAN  INDEX IS NOT  COMPOSED OF BONDS OF A SINGLE
     STATE.

**   FOR COMPARATIVE PURPOSES,  THE VALUE OF THE INDEX ON 4/30/94 IS USED AS THE
     BEGINNING VALUE ON 5/4/94.



What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.


An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.







<PAGE 18>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the New Jersey series in the table below.


Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .52                   .52                   .49
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                           1.32                  1.82                  2.04

*    SHARES  BOUGHT  WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE  CHARGED A CDSC OF 1.00% IF  REDEEMED  WITHIN ONE
     YEAR.



Expense example

                                             1 Year               3 Years              5 Years             10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                      $578                 $849                $1,141               $1,969

CLASS B
WITH REDEMPTION                              $585                 $873                $1,185               $1,887**

WITHOUT REDEMPTION                           $185                 $573                $985                 $1,887**

CLASS C
WITH REDEMPTION                              $307                 $640                $1,098               $2,369
WITHOUT REDEMPTION                           $207                 $640                $1,098               $2,369

**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.



This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

For the fiscal year ended April 30, 2000, Dreyfus assumed certain expenses of the New Jersey series pursuant to an undertaking, reducing total expenses from 1.32% to .88% for Class A, from 1.82% to 1.40% for Class B, and from 2.04% to 1.63% for Class C shares. This undertaking was voluntary.

RULE 12B-1 FEE: the fee paid to Dreyfus Service Corporation, the fund's distributor, to finance the sale of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.


New Jersey Series 19





<PAGE 19>




North Carolina Series
---------------------------------

                                              Ticker Symbols  CLASS A:    PSNOX

                                                              CLASS B:    PMNBX

                                                              CLASS C:    PNCCX

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in this series of the fund. The bar chart shows the changes in the series' Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the series' average annual total return to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include applicable sales loads. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

                10.19   13.77   -8.53    18.14   4.19    9.80     5.75    -5.00
90      91      92      93      94       95      96      97       98      99

BEST QUARTER:                    Q1 '95                         +7.60%

WORST QUARTER:                   Q1 '94                         -7.03%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/00 WAS 4.62%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/99



                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (8/1/91)                   -9.27%                5.33%             --                 5.70%

CLASS B                       (1/15/93)                  -9.18%                5.43%             --                 4.61%

CLASS C                       (8/15/95)                  -6.67%                 --               --                 4.26%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                    -2.06%                6.91%             --                 6.63%**

*    UNLIKE THE SERIES,  THE LEHMAN  INDEX IS NOT  COMPOSED OF BONDS OF A SINGLE
     STATE.

**   FOR COMPARATIVE PURPOSES,  THE VALUE OF THE INDEX ON 7/31/91 IS USED AS THE
     BEGINNING VALUE ON 8/1/91.



What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.


An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.






<PAGE 20>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the North Carolina series in the table below.




Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .17                   .18                   .17
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .97                  1.48                  1.72

*    SHARES  BOUGHT  WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE  CHARGED A CDSC OF 1.00% IF  REDEEMED  WITHIN ONE
     YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                        $545                $745                 $962                 $1,586

CLASS B
WITH REDEMPTION                                $551                $768                 $1,008               $1,504**

WITHOUT REDEMPTION                             $151                $468                 $808                 $1,504**

CLASS C
WITH REDEMPTION                                $275                $542                 $933                 $2,030
WITHOUT REDEMPTION                             $175                $542                 $933                 $2,030

**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to Dreyfus Service Corporation, the fund's distributor, to finance the sale of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.


North Carolina Series 21





<PAGE 21>

Ohio Series
                                              ---------------------------------

                                              Ticker Symbols  CLASS A:    PSOHX

                                                              CLASS B:    POHBX

                                                              CLASS C:    POHCX

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in this series of the fund. The bar chart shows the changes in the series' Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the series' average annual total return to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include applicable sales loads. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

7.18    12.32   9.35    12.35   -4.11    15.45   4.06    8.16     5.21    -3.38
90      91      92      93      94       95      96      97       98      99

BEST QUARTER:                    Q1 '95                         +5.79%

WORST QUARTER:                   Q1 '94                         -3.96%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/00 WAS 3.96%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/99



                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (5/28/87)                  -7.75%                4.76%              5.99%                 --

CLASS B                       (1/15/93)                  -7.62%                4.84%                --                4.70%

CLASS C                       (8/15/95)                  -5.12%                   --                --                3.89%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                    -2.06%                6.91%              6.89%               5.83%**

*    UNLIKE THE SERIES,  THE LEHMAN  INDEX IS NOT  COMPOSED OF BONDS OF A SINGLE
     STATE.

**   FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
     BEGINNING VALUE ON 1/15/93.



What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.


An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.







<PAGE 22>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Ohio series in the table below.



Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .11                   .12                   .12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .91                  1.42                  1.67

*    SHARES  BOUGHT  WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE  CHARGED A CDSC OF 1.00% IF  REDEEMED  WITHIN ONE
     YEAR.




Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                        $539                $727                 $931                 $1,519

CLASS B
WITH REDEMPTION                                $545                $749                 $976                 $1,436**

WITHOUT REDEMPTION                             $145                $449                 $776                 $1,436**

CLASS C
WITH REDEMPTION                                $270                $526                 $907                 $1,976
WITHOUT REDEMPTION                             $170                $526                 $907                 $1,976

**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.



This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to Dreyfus Service Corporation, the fund's distributor, to finance the sale of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.


Ohio Series 23





<PAGE 23>

Pennsylvania Series
                                              ---------------------------------

                                              Ticker Symbols  CLASS A:    PTPAX

                                                              CLASS B:    PPABX

                                                              CLASS C:    PPACX

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in this series of the fund. The bar chart shows the changes in the series' Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the series' average annual total return to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include applicable sales loads. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

8.63    12.25   9.77    12.72   -5.29    17.65   3.94    9.82     5.74    -4.75
90      91      92      93      94       95      96      97       98      99

BEST QUARTER:                    Q1 '95                         +7.31%

WORST QUARTER:                   Q1 '94                         -5.07%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/00 WAS 4.74%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/99



                                                                                                                      Since
                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (7/30/87)                       -9.06%         5.26%              6.32%              --

CLASS B                       (1/15/93)                       -8.81%         5.37%              --                 4.92%

CLASS C                       (8/15/95)                       -6.37%          --                --                 4.10%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                         -2.06%         6.91%              6.89%              5.83%**

*    UNLIKE THE SERIES,  THE LEHMAN  INDEX IS NOT  COMPOSED OF BONDS OF A SINGLE
     STATE.

**   FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
     BEGINNING VALUE ON 1/15/93.




What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.


An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.







<PAGE 24>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Pennsylvania series in the table below.



Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .14                   .16                   .15
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .94                  1.46                  1.70

*    SHARES  BOUGHT  WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE  CHARGED A CDSC OF 1.00% IF  REDEEMED  WITHIN ONE
     YEAR.



Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                        $542                $736                 $947                 $1,553

CLASS B
WITH REDEMPTION                                $549                $762                 $997                 $1,476**

WITHOUT REDEMPTION                             $149                $462                 $797                 $1,476**

CLASS C
WITH REDEMPTION                                $273                $536                 $923                 $2,009
WITHOUT REDEMPTION                             $173                $536                 $923                 $2,009

**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.



This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to Dreyfus Service Corporation, the fund's distributor, to finance the sale of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.


Pennsylvania Series 25





<PAGE 25>

Texas Series
                                              ---------------------------------

                                              Ticker Symbols  CLASS A:    PTXBX

                                                              CLASS B:    PSTBX

                                                              CLASS C:    PTXCX

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in this series of the fund. The bar chart shows the changes in the series' Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the series' average annual total return to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include applicable sales loads. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

6.96    13.37   9.72    13.68   -4.87    18.63   4.69    9.88     5.98    -5.30
90      91      92      93      94       95      96      97       98      99

BEST QUARTER:                    Q1 '95                         +7.64%

WORST QUARTER:                   Q1 '94                         -5.37%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/00 WAS 4.49%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/99



                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (5/28/87)                  -9.54%                5.52%              6.53%                 --

CLASS B                       (1/15/93)                  -9.33%                5.65%                --                5.31%

CLASS C                       (8/15/95)                  -6.92%                  --                 --                4.32%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                    -2.06%                6.91%             6.89%                5.83%**

*    UNLIKE THE SERIES,  THE LEHMAN  INDEX IS NOT  COMPOSED OF BONDS OF A SINGLE
     STATE.

**   FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
     BEGINNING VALUE ON 1/15/93.



What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.


An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.






<PAGE 26>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Texas series in the table below.



Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .19                   .21                   .20
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .99                  1.51                  1.75

*    SHARES  BOUGHT  WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE  CHARGED A CDSC OF 1.00% IF  REDEEMED  WITHIN ONE
     YEAR.



Expense example

                                             1 Year               3 Years              5 Years             10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                      $546                 $751                $972                 $1,608

CLASS B
WITH REDEMPTION                              $554                 $777                $1,024               $1,533**

WITHOUT REDEMPTION                           $154                 $477                $824                 $1,533**

CLASS C
WITH REDEMPTION                              $278                 $551                $949                 $2,062
WITHOUT REDEMPTION                           $178                 $551                $949                 $2,062

**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.



This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

For the fiscal year ended April 30, 2000, Dreyfus assumed certain expenses of the Texas series pursuant to an undertaking, reducing total expenses from .99% to .85% for Class A, from 1.51% to 1.35% for Class B, and from 1.75% to 1.60% for Class C shares. This undertaking was voluntary.

RULE 12B-1 FEE: the fee paid to Dreyfus Service Corporation, the fund's distributor, to finance the sale of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.



Texas Series 27





<PAGE 27>

Virginia Series
                                              ---------------------------------

                                              Ticker Symbols  CLASS A:    PSVAX

                                                              CLASS B:    PVABX

                                                              CLASS C:    PVACX

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in this series of the fund. The bar chart shows the changes in the series' Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the series' average annual total return to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include applicable sales loads. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

                10.87   13.87   -7.62    19.04   4.41    9.53     5.82    -4.72
90      91      92      93      94       95      96      97       98      99


BEST QUARTER:                    Q1 '95                         +7.53%

WORST QUARTER:                   Q1 '94                         -6.65%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/00 WAS 3.76%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/99



                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (8/1/91)                   -9.01%                5.55%             --                 6.07%

CLASS B                       (1/15/93)                  -8.90%                5.66%             --                 4.93%

CLASS C                       (8/15/95)                  -6.33%                  --              --                 4.31%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                    -2.06%                6.91%             --                 6.63%**

*    UNLIKE THE SERIES,  THE LEHMAN  INDEX IS NOT  COMPOSED OF BONDS OF A SINGLE
     STATE.

**   FOR COMPARATIVE PURPOSES,  THE VALUE OF THE INDEX ON 7/31/91 IS USED AS THE
     BEGINNING VALUE ON 8/1/91.



What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.


An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.






<PAGE 28>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Virginia series in the table below.


Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .17                   .18                   .15
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .97                  1.48                  1.70

*    SHARES  BOUGHT  WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE  CHARGED A CDSC OF 1.00% IF  REDEEMED  WITHIN ONE
     YEAR.





Expense example

                                             1 Year               3 Years              5 Years             10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                      $545                 $745                $962                 $1,586

CLASS B
WITH REDEMPTION                              $551                 $768                $1,008               $1,504**

WITHOUT REDEMPTION                           $151                 $468                $808                 $1,504**

CLASS C
WITH REDEMPTION                              $273                 $536                $923                 $2,009
WITHOUT REDEMPTION                           $173                 $536                $923                 $2,009

**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.



This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to Dreyfus Service Corporation, the fund's distributor, to finance the sale of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.


Virginia Series 29





<PAGE 29>

FINANCIAL HIGHLIGHTS

Connecticut Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.




                                                                                              YEAR ENDED APRIL 30,

 CLASS A                                                                        2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           12.26      12.23     11.81      11.90      11.76

 Investment operations:  Investment income -- net                                 .58        .61       .62        .64        .66

                         Net realized and unrealized gain (loss) on investments  (.96)       .19       .47        .16        .14

 Total from investment operations                                                (.38)       .80      1.09        .80        .80

 Distributions:          Dividends from investment income -- net                 (.58)      (.61)     (.62)      (.64)      (.66)

                         Dividends from net realized gain on investments         (.09)      (.16)     (.05)      (.25)         --

 Total distributions                                                             (.67)      (.77)     (.67)      (.89)      (.66)

 Net asset value, end of period                                                 11.21      12.26     12.23      11.81      11.90

 Total return (%)*                                                              (3.06)      6.70      9.44       6.84       6.85
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .90        .89       .90        .93        .92

 Ratio of net investment income to average net assets (%)                        5.08       4.94      5.12       5.32       5.45

 Portfolio turnover rate (%)                                                    35.12      21.95     33.31      30.66      28.83
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        274,962    317,923   310,343    313,881    321,559

* EXCLUSIVE OF SALES CHARGE.

                                                                                               YEAR ENDED APRIL 30,

 CLASS B                                                                       2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           12.26      12.23     11.80      11.89      11.76

 Investment operations:  Investment income -- net                                 .52        .55       .56        .57        .60

                         Net realized and unrealized gain (loss) on investments  (.97)       .19       .48        .16        .13

 Total from investment operations                                                (.45)       .74      1.04        .73        .73

 Distributions:          Dividends from investment income -- net                 (.52)      (.55)     (.56)      (.57)      (.60)

                         Dividends from net realized gain on investments         (.09)      (.16)     (.05)      (.25)         --

 Total distributions                                                             (.61)      (.71)     (.61)      (.82)      (.60)

 Net asset value, end of period                                                 11.20      12.26     12.23      11.80      11.89

 Total return (%)*                                                              (3.66)      6.15      8.97       6.28       6.20
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.42       1.40      1.42       1.45       1.44

 Ratio of net investment income to average net assets (%)                        4.55       4.42      4.59       4.79       4.92

 Portfolio turnover rate (%)                                                    35.12      21.95     33.31      30.66      28.83
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         42,283     58,416    59,315     54,661     38,838

* EXCLUSIVE OF SALES CHARGE.




<PAGE 30>

                                                                                            YEAR ENDED APRIL 30,

 CLASS C                                                                       2000       1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           12.25      12.22     11.79      11.89      11.84

 Investment operations:  Investment income -- net                                 .50        .52       .53        .54        .40

                         Net realized and unrealized gain (loss) on investments  (.97)       .19       .48        .15        .05

 Total from investment operations                                                (.47)       .71      1.01        .69        .45

 Distributions:          Dividends from investment income -- net                 (.50)      (.52)     (.53)      (.54)      (.40)

                         Dividends from net realized gain on investments         (.09)      (.16)     (.05)      (.25)         --

 Total distributions                                                             (.59)      (.68)     (.58)      (.79)      (.40)

 Net asset value, end of period                                                 11.19      12.25     12.22      11.79      11.89

 Total return (%)(2)                                                            (3.89)       5.88      8.68       5.93     5.31(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.66       1.65      1.68       1.70     1.64(3)

 Ratio of net investment income to average net assets (%)                        4.31       4.15      4.29       4.56     4.31(3)

 Portfolio turnover rate (%)                                                    35.12      21.95     33.31      30.66      28.83
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          4,400      4,970     2,583      1,290      1,007

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES CHARGE.

(3)  ANNUALIZED.




Connecticut Series

<PAGE 31>


FINANCIAL HIGHLIGHTS

Florida Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.




                                                                                             YEAR ENDED APRIL 30,

 CLASS A                                                                       2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                           14.03      14.17     14.06      14.48      14.51

 Investment operations:  Investment income -- net                                 .65        .65       .66        .76        .79

                         Net realized and unrealized gain (loss) on investments  (1.10)      .05       .26      (.08)        .17

 Total from investment operations                                                (.45)       .70       .92        .68        .96

 Distributions:          Dividends from investment income -- net                 (.65)      (.65)     (.66)      (.76)      (.79)

                         Dividends from net realized gain on investments         (.05)      (.19)     (.15)      (.34)      (.20)

 Total distributions                                                             (.70)      (.84)     (.81)     (1.10)      (.99)

 Net asset value, end of period                                                 12.88      14.03     14.17      14.06      14.48

 Total return (%)*                                                             (3.19)       5.00      6.73       4.74       6.63
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .92        .92       .91        .92        .91

 Ratio of net investment income to average net assets (%)                        4.92       4.53      4.67       5.27       5.29

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                    .06         --        --         --         --

 Portfolio turnover rate (%)                                                    29.04      88.48     91.18      71.68      54.37
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        118,352    149,185   167,793    202,503    227,478

* EXCLUSIVE OF SALES CHARGE.

                                                                                               YEAR ENDED APRIL 30,

 CLASS B                                                                         2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           14.02      14.17     14.05      14.47      14.51

 Investment operations:  Investment income -- net                                 .58        .57       .59        .69        .71

                         Net realized and unrealized gain (loss) on investments (1.10)       .04       .27       (.08)       .16

 Total from investment operations                                                (.52)       .61       .86        .61        .87

 Distributions:          Dividends from investment income -- net                 (.58)      (.57)     (.59)      (.69)      (.71)

                         Dividends from net realized gain on investments         (.05)      (.19)     (.15)      (.34)      (.20)

 Total distributions                                                             (.63)      (.76)     (.74)     (1.03)      (.91)

 Net asset value, end of period                                                 12.87      14.02     14.17      14.05      14.47

 Total return (%)*                                                             (3.68)       4.40      6.26       4.21       6.01
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.43       1.42      1.41       1.42       1.41

 Ratio of net investment income to average net assets (%)                        4.41       4.02      4.16       4.76       4.77

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                    .06         --        --         --         --

 Portfolio turnover rate (%)                                                    29.04      88.48     91.18      71.68      54.37
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         14,353     26,693    32,545     35,802     27,023

* EXCLUSIVE OF SALES CHARGE.



                                                                                             YEAR ENDED APRIL 30,

 CLASS C                                                                       2000       1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           14.03      14.17     14.05      14.47      14.65

 Investment operations:  Investment income -- net                                 .54        .53       .55        .65        .48

                         Net realized and unrealized gain (loss) on investments  (1.10)       .05       .27      (.08)        .02

 Total from investment operations                                                (.56)        .58       .82        .57        .50

 Distributions:          Dividends from investment income -- net                 (.54)      (.53)     (.55)      (.65)      (.48)

                         Dividends from net realized gain on investments         (.05)      (.19)     (.15)      (.34)      (.20)

 Total distributions                                                             (.59)      (.72)     (.70)      (.99)      (.68)

 Net asset value, end of period                                                 12.88      14.03     14.17      14.05      14.47

 Total return (%)(2)                                                           (3.97)       4.13      5.94       3.95     4.69(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.73       1.75      1.71       1.97     1.99(3)

 Ratio of net investment income to average net assets (%)                        4.11       3.69      3.69       4.60     4.20(3)

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                    .10         --        --         --        --

 Portfolio turnover rate (%)                                                    29.04      88.48     91.18      71.68      54.37
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                            456        394       366         58         35

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES CHARGE.

(3)  ANNUALIZED.





Florida Series

<PAGE 33>


FINANCIAL HIGHLIGHTS

Georgia Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.




                                                                                              YEAR ENDED APRIL 30,

 CLASS A                                                                         2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                           13.81      13.63     13.22      13.05      12.80

 Investment operations:  Investment income -- net                                 .59        .60       .61        .62        .66

                         Net realized and unrealized gain (loss) on investments  (.98)       .18       .41        .17        .25

 Total from investment operations                                                (.39)       .78      1.02        .79        .91

 Distributions:          Dividends from investment income -- net                 (.59)      (.60)     (.61)      (.62)      (.66)

 Net asset value, end of period                                                 12.83      13.81     13.63      13.22      13.05

 Total return (%)*                                                              (2.76)      5.74      7.76       6.16       7.14
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .94        .99       .95        .98        .74

 Ratio of net investment income to average net assets (%)                        4.57       4.27      4.44       4.71       5.00

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                    .32         --        --         --        .21

 Portfolio turnover rate (%)                                                    54.72      69.13     36.64      50.96      33.09
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         11,839      8,769     6,232      6,598      8,346

* EXCLUSIVE OF SALES CHARGE.

                                                                                             YEAR ENDED APRIL 30,

 CLASS B                                                                       2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           13.82      13.63     13.22      13.06      12.80

 Investment operations:  Investment income -- net                                 .53        .53       .54        .56        .59

                         Net realized and unrealized gain (loss) on investments  (.99)       .19       .41        .16        .26

 Total from investment operations                                                (.46)       .72       .95        .72        .85

 Distributions:          Dividends from investment income -- net                 (.53)      (.53)     (.54)      (.56)      (.59)

 Net asset value, end of period                                                 12.83      13.82     13.63      13.22      13.06

 Total return (%)*                                                              (3.31)      5.29      7.24       5.55       6.69
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.45       1.49      1.44       1.47       1.24

 Ratio of net investment income to average net assets (%)                        4.02       3.79      3.94       4.20       4.46

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                    .28         --        --         --        .20

 Portfolio turnover rate (%)                                                    54.72      69.13     36.64      50.96      33.09
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          6,681     12,592    17,558     18,211     20,106

* EXCLUSIVE OF SALES CHARGE.




<PAGE 34>

                                                                                                YEAR ENDED APRIL 30,

 CLASS C                                                                       2000       1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           13.80      13.62     13.22      13.05      12.85

 Investment operations:  Investment income -- net                                 .49        .44       .47        .51        .38

                         Net realized and unrealized gain (loss) on investments  (.98)       .18       .40        .17        .20

 Total from investment operations                                                (.49)       .62       .87        .68        .58

 Distributions:          Dividends from investment income -- net                 (.49)      (.44)     (.47)      (.51)      (.38)

 Net asset value, end of period                                                 12.82      13.80     13.62      13.22      13.05

 Total return (%)(2)                                                            (3.51)      4.59      6.61       5.30     6.28(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.65       1.99      1.91       1.80     1.98(3)

 Ratio of net investment income to average net assets (%)                        3.82       3.28      3.48       3.87      3.73(3

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                    .30         --        --         --         --

 Portfolio turnover rate (%)                                                    54.72      69.13     36.64      50.96      33.09
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                             88         47        42        105         88

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES CHARGE.

(3)  ANNUALIZED.





Georgia Series

<PAGE 35>


FINANCIAL HIGHLIGHTS

Maryland Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.




                                                                                             YEAR ENDED APRIL 30,

 CLASS A                                                                       2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                           12.94      13.05     12.70      12.69      12.54

 Investment operations:  Investment income -- net                                 .63        .65       .67        .68        .67

                         Net realized and unrealized gain (loss) on investments  (1.10)      .09       .50        .18        .23

 Total from investment operations                                                (.47)       .74      1.17        .86        .90

 Distributions:          Dividends from investment income -- net                 (.63)      (.65)     (.67)      (.68)      (.67)

                         Dividends from net realized gain on investments         (.10)      (.20)     (.15)      (.17)      (.08)

 Total distributions                                                             (.73)      (.85)     (.82)      (.85)      (.75)

 Net asset value, end of period                                                 11.74      12.94     13.05      12.70      12.69

 Total return (%)*                                                              (3.61)      5.76      9.40       6.91       7.24
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .91        .90       .90        .90        .90

 Ratio of net investment income to average net assets (%)                        5.16       4.97      5.12       5.29       5.23

 Portfolio turnover rate (%)                                                    28.37      29.30     18.12      43.63      41.65
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        229,184    264,255   262,560    266,658    283,878

* EXCLUSIVE OF SALES CHARGE.

                                                                                             YEAR ENDED APRIL 30,

 CLASS B                                                                       2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           12.94      13.05     12.70      12.69      12.54

 Investment operations:  Investment income -- net                                 .56        .58       .60        .61        .61

                         Net realized and unrealized gain (loss) on investments  (1.10)      .09       .50        .18        .23

 Total from investment operations                                                (.54)       .67      1.10        .79        .84

 Distributions:          Dividends from investment income -- net                 (.56)      (.58)     (.60)      (.61)      (.61)

                         Dividends from net realized gain on investments         (.10)      (.20)     (.15)      (.17)      (.08)

 Total distributions                                                             (.66)      (.78)     (.75)      (.78)      (.69)

 Net asset value, end of period                                                 11.74      12.94     13.05      12.70      12.69

 Total return (%)*                                                              (4.12)      5.20      8.83       6.34       6.66
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.43       1.42      1.42       1.43       1.43

 Ratio of net investment income to average net assets (%)                        4.62       4.44      4.59       4.75       4.68

 Portfolio turnover rate (%)                                                    28.37      29.30     18.12      43.63      41.65
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         43,044     59,806    50,141     45,329     41,179

* EXCLUSIVE OF SALES CHARGE.




<PAGE 36>

                                                                                            YEAR ENDED APRIL 30,

 CLASS C                                                                       2000       1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           12.95      13.06     12.71      12.69      12.67

 Investment operations:  Investment income -- net                                 .54        .55       .57        .58        .41

                         Net realized and unrealized gain (loss) on investments  (1.10)      .09       .50        .19        .10

 Total from investment operations                                                (.56)       .64      1.07        .77        .51

 Distributions:          Dividends from investment income -- net                 (.54)      (.55)     (.57)      (.58)      (.41)

                         Dividends from net realized gain on investments         (.10)      (.20)     (.15)      (.17)      (.08)

 Total distributions                                                             (.64)      (.75)     (.72)      (.75)      (.49)

 Net asset value, end of period                                                 11.75      12.95     13.06      12.71      12.69

 Total return (%)(2)                                                            (4.32)      4.93      8.55       6.16     5.57(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.65       1.66      1.67       1.64     1.80(3)

 Ratio of net investment income to average net assets (%)                        4.41       4.15      4.29       4.47     4.59(3)

 Portfolio turnover rate (%)                                                    28.37      29.30     18.12      43.63      41.65
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          2,223      3,235     1,618        202         27

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES CHARGE.

(3)  ANNUALIZED.





Maryland Series

<PAGE 37>


FINANCIAL HIGHLIGHTS

Massachusetts Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.




                                                                                               YEAR ENDED APRIL 30,

 CLASS A                                                                        2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.68      11.75     11.40      11.50      11.53

 Investment operations:  Investment income -- net                                 .57        .59       .61        .63        .66

                         Net realized and unrealized gain (loss) on investments  (.98)       .11       .40        .17         --

 Total from investment operations                                                (.41)       .70      1.01        .80        .66

 Distributions:          Dividends from investment income -- net                 (.57)      (.59)     (.61)      (.63)      (.66)

                         Dividends from net realized gain on investments         (.01)      (.18)     (.05)      (.27)      (.03)

 Total distributions                                                             (.58)      (.77)     (.66)      (.90)      (.69)

 Net asset value, end of period                                                 10.69      11.68     11.75      11.40      11.50

 Total return (%)*                                                              (3.42)      6.08      9.04       7.08       5.69
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .98        .93       .91        .92        .92

 Ratio of net investment income to average net assets (%)                        5.22       4.97      5.23       5.46       5.57

 Portfolio turnover rate (%)                                                    57.94      47.11     48.69      24.45      34.86
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         50,885     62,958    60,529     65,809     68,812

* EXCLUSIVE OF SALES CHARGE.

                                                                                             YEAR ENDED APRIL 30,

 CLASS B                                                                       2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.67      11.75     11.40      11.49      11.52

 Investment operations:  Investment income -- net                                 .52        .53       .55        .57        .60

                         Net realized and unrealized gain (loss) on investments  (.98)       .10       .40        .18         --

 Total from investment operations                                                (.46)       .63       .95        .75        .60

 Distributions:          Dividends from investment income -- net                 (.52)      (.53)     (.55)      (.57)      (.60)

                         Dividends from net realized gain on investments         (.01)      (.18)     (.05)      (.27)      (.03)

 Total distributions                                                             (.53)      (.71)     (.60)      (.84)      (.63)

 Net asset value, end of period                                                 10.68      11.67     11.75      11.40      11.49

 Total return (%)*                                                              (3.93)      5.46      8.49       6.63       5.15
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.49       1.43      1.42       1.43       1.43

 Ratio of net investment income to average net assets (%)                        4.70       4.46      4.71       4.94       5.03

 Portfolio turnover rate (%)                                                    57.94      47.11     48.69      24.45      34.86
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          4,648      6,733     6,584      6,064      5,255

* EXCLUSIVE OF SALES CHARGE.




<PAGE 38>

                                                                                          YEAR ENDED APRIL 30,

 CLASS C                                                                       2000       1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.69      11.76     11.41      11.48      11.59

 Investment operations:  Investment income -- net                                 .49        .50       .52        .54        .40

                         Net realized and unrealized gain (loss) on investments  (.98)       .11       .40        .20      (.08)

 Total from investment operations                                                (.49)       .61       .92        .74        .32

 Distributions:          Dividends from investment income -- net                 (.49)      (.50)     (.52)      (.54)      (.40)

                         Dividends from net realized gain on investments         (.01)      (.18)     (.05)      (.27)      (.03)

 Total distributions                                                             (.50)      (.68)     (.57)      (.81)      (.43)

 Net asset value, end of period                                                  10.70      11.69     11.76      11.41      11.48

 Total return (%)(2)                                                            (4.16)      5.28      8.22       6.55     3.76(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.68       1.70      1.64       1.65     1.69(3)

 Ratio of net investment income to average net assets (%)                        4.51       4.06      4.51       4.64     4.72(3)

 Portfolio turnover rate (%)                                                    57.94      47.11     48.69      24.45      34.86
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                            141        345         1          1          1

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES CHARGE.

(3)  ANNUALIZED.





Massachusetts Series

<PAGE 39>


FINANCIAL HIGHLIGHTS

Michigan Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.




                                                                                             YEAR ENDED APRIL 30,

 CLASS A                                                                       2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                           15.57      15.61     15.14      15.15      15.14

 Investment operations:  Investment income -- net                                 .76        .78       .80        .81        .83

                         Net realized and unrealized gain (loss) on investments  (1.16)      .12       .48        .21        .20

 Total from investment operations                                                (.40)       .90      1.28       1.02       1.03

 Distributions:          Dividends from investment income -- net                 (.76)      (.78)     (.80)      (.81)      (.83)

                         Dividends from net realized gain on investments         (.09)      (.16)     (.01)      (.22)      (.19)

 Total distributions                                                             (.85)      (.94)     (.81)     (1.03)     (1.02)

 Net asset value, end of period                                                 14.32      15.57     15.61      15.14      15.15

 Total return (%)*                                                              (2.56)      5.89      8.55       6.89       6.81
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .94        .92       .92        .91        .93

 Ratio of net investment income to average net assets (%)                        5.18       4.96      5.12       5.34       5.35

 Portfolio turnover rate (%)                                                    29.55      36.17     41.46      22.32      56.88
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1000)                                         123,635    145,764   149,221    155,568    166,538

* EXCLUSIVE OF SALES CHARGE.

                                                                                             YEAR ENDED APRIL 30,

 CLASS B                                                                       2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           15.56      15.61     15.13      15.15      15.13

 Investment operations:  Investment income -- net                                 .69        .70       .72        .74        .75

                         Net realized and unrealized gain (loss) on investments  (1.15)      .11       .49        .20        .21

 Total from investment operations                                                (.46)       .81      1.21        .94        .96

 Distributions:          Dividends from investment income -- net                 (.69)      (.70)     (.72)      (.74)      (.75)

                         Dividends from net realized gain on investments         (.09)      (.16)     (.01)      (.22)      (.19)

 Total distributions                                                             (.78)      (.86)     (.73)      (.96)      (.94)

 Net asset value, end of period                                                 14.32      15.56     15.61      15.13      15.15

 Total return (%)*                                                             (2.98)       5.29      8.08       6.27       6.33
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.44       1.42      1.42       1.42       1.44

 Ratio of net investment income to average net assets (%)                        4.66       4.44      4.61       4.82       4.82

 Portfolio turnover rate (%)                                                    29.55      36.17     41.46      22.32      56.88
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1000)                                          13,101     22,338    20,938     19,338     19,031

* EXCLUSIVE OF SALES CHARGE.




<PAGE 40>

                                                                                             YEAR ENDED APRIL 30,

 CLASS C                                                                       2000       1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           15.57      15.61     15.14      15.16      15.18

 Investment operations:  Investment income -- net                                 .65        .66       .67        .69        .50

                         Net realized and unrealized gain (loss) on investments  (1.15)      .12       .48        .20        .17

 Total from investment operations                                                (.50)       .78      1.15        .89        .67

 Distributions:          Dividends from investment income -- net                 (.65)      (.66)     (.67)      (.69)      (.50)

                         Dividends from net realized gain on investments         (.09)      (.16)     (.01)      (.22)      (.19)

 Total distributions                                                             (.74)      (.82)     (.68)      (.91)      (.69)

 Net asset value, end of period                                                 14.33      15.57     15.61      15.14      15.16

 Total return (%)(2)                                                            (3.22)      5.08      7.70       5.94     6.12(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.69       1.67      1.69       1.72     1.70(3)

 Ratio of net investment income to average net assets (%)                        4.43       4.16      4.26       4.47     4.47(3)

 Portfolio turnover rate (%)                                                    29.55      36.17     41.46      22.32      56.88
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1000)                                           1,104      1,877       640        241        133

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES CHARGE.

(3)  ANNUALIZED.





Michigan Series

<PAGE 41>

FINANCIAL HIGHLIGHTS

Minnesota Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.




                                                                                             YEAR ENDED APRIL 30,

 CLASS A                                                                       2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                           15.30      15.30     15.03      14.98      14.90

 Investment operations:  Investment income -- net                                 .75        .78       .82        .82        .82

                         Net realized and unrealized gain (loss) on investments  (1.13)      .04       .27        .09        .08

 Total from investment operations                                                (.38)       .82      1.09        .91        .90

 Distributions:          Dividends from investment income -- net                 (.75)      (.78)     (.82)      (.82)      (.82)

                         Dividends from net realized gain on investments         (.06)      (.04)        --      (.04)         --

 Total distributions                                                             (.81)      (.82)     (.82)      (.86)      (.82)

 Net asset value, end of period                                                 14.11      15.30     15.30      15.03      14.98

 Total return (%)*                                                              (2.48)      5.41      7.36       6.16       6.11
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .93        .91       .90        .91        .90

 Ratio of net investment income to average net assets (%)                        5.20       5.05      5.32       5.42       5.41

 Portfolio turnover rate (%)                                                    13.45      41.27     13.37      25.82      35.47
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        116,261    134,314   126,115    129,031    138,058

* EXCLUSIVE OF SALES CHARGE.

                                                                                             YEAR ENDED APRIL 30,

 CLASS B                                                                       2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           15.33      15.33     15.06      15.01      14.92

 Investment operations:  Investment income -- net                                 .67        .70       .74        .74        .74

                         Net realized and unrealized gain (loss) on investments  (1.13)      .04       .27        .09        .09

 Total from investment operations                                                (.46)       .74      1.01        .83        .83

 Distributions:          Dividends from investment income -- net                 (.67)      (.70)     (.74)      (.74)      (.74)

                         Dividends from net realized gain on investments         (.06)      (.04)        --      (.04)         --

 Total distributions                                                             (.73)      (.74)     (.74)      (.78)      (.74)

 Net asset value, end of period                                                 14.14      15.33     15.33      15.06      15.01

 Total return (%)*                                                              (2.97)      4.86      6.79       5.60       5.62
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.46       1.43      1.42       1.44       1.43

 Ratio of net investment income to average net assets (%)                        4.64       4.52      4.79       4.90       4.87

 Portfolio turnover rate (%)                                                    13.45      41.27     13.37      25.82      35.47
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         14,671     29,562    28,568     26,004     25,617

* EXCLUSIVE OF SALES CHARGE.




<PAGE 42>

                                                                                          YEAR ENDED APRIL 30,

 CLASS C                                                                       2000       1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           15.33      15.33     15.06      15.01      14.96

 Investment operations:  Investment income -- net                                 .63        .65       .69        .70        .50

                         Net realized and unrealized gain (loss) on investments  (1.14)      .04       .27        .09        .05

 Total from investment operations                                                (.51)       .69       .96        .79        .55

 Distributions:          Dividends from investment income -- net                 (.63)      (.65)     (.69)      (.70)      (.50)

                         Dividends from net realized gain on investments         (.06)      (.04)        --      (.04)         --

 Total distributions                                                             (.69)      (.69)     (.69)      (.74)      (.50)

 Net asset value, end of period                                                 14.13      15.33     15.33      15.06      15.01

 Total return (%)(2)                                                            (3.30)      4.53      6.46       5.34     5.15(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.73       1.74      1.73       1.67     1.42(3)

 Ratio of net investment income to average net assets (%)                        4.38       4.16      4.40       4.62     4.00(3)

 Portfolio turnover rate (%)                                                    13.45      41.27     13.37      25.82      35.47
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          1,073      1,422       667        307        373

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES CHARGE.

(3)  ANNUALIZED.





Minnesota Series

<PAGE 43>


FINANCIAL HIGHLIGHTS

New Jersey Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.





                                                                                         PERIOD ENDED
                                                             YEAR ENDED APRIL 30,          APRIL 30,        YEAR ENDED JULY 31,

 CLASS A                                                 2000        1999        1998        1997(1)         1996         1995
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                     13.14      13.08       12.63       12.79           12.71        12.58

 Investment operations:  Investment income -- net           .59        .57         .61         .42             .59          .71

                         Net realized and unrealized
                         gain (loss) on investments      (1.24)        .15         .56       (.02)             .08          .13

 Total from investment operations                         (.65)        .72        1.17         .40             .67          .84

 Distributions:          Dividends from investment
                         income -- net                    (.59)      (.57)       (.61)       (.42)           (.59)        (.71)

                         Dividends from net realized
                         gain on investments              (.16)      (.09)       (.11)       (.14)              --           --

 Total distributions                                      (.75)      (.66)       (.72)       (.56)           (.59)        (.71)

 Net asset value, end of period                           11.74      13.14       13.08       12.63           12.79        12.71

 Total return (%)(2)                                     (4.96)       5.52        9.48      4.25(3)           5.31         7.01
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                .88       1.08        1.02      1.20(3)           1.14          .10

 Ratio of net investment income to average net assets (%)   4.84      4.28        4.73      4.39(3)           4.55         5.60

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                              .44         --         .03       .10(3)            .08         1.35

 Portfolio turnover rate (%)                             120.61      64.40       50.78    110.12(4)          28.14        43.48
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                    4,946      5,179       4,454       4,837           5,212        4,981

(1)  THE SERIES CHANGED ITS FISCAL YEAR END FROM JULY 31 TO APRIL 30.

(2) EXCLUSIVE OF SALES CHARGE.        (3) ANNUALIZED.        (4) NOT ANNUALIZED


                                                                                         PERIOD ENDED
                                                             YEAR ENDED APRIL 30,          APRIL 30,        YEAR ENDED JULY 31,

 CLASS B                                                 2000        1999        1998        1997(1)         1996         1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                     13.14      13.07       12.63       12.79           12.71        12.58

 Investment operations:  Investment income -- net           .53        .50         .55         .37             .52          .65

                         Net realized and unrealized
                         gain (loss) on investments      (1.24)        .16         .55       (.02)             .08          .13

 Total from investment operations                         (.71)        .66        1.10         .35             .60          .78

 Distributions:          Dividends from investment
                         income -- net                    (.53)      (.50)       (.55)       (.37)           (.52)        (.65)

                         Dividends from net realized
                         gain on investments              (.16)      (.09)       (.11)       (.14)              --           --

 Total distributions                                      (.69)      (.59)       (.66)       (.51)           (.52)        (.65)

 Net asset value, end of period                           11.74      13.14       13.07       12.63           12.79        12.71

 Total return (%)(2)                                     (5.45)       5.08        8.85      3.74(3)           4.79         6.48
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)               1.40       1.58        1.53      1.69(3)           1.63          .61

 Ratio of net investment income to average net assets (%)  4.32       3.78        4.20      3.88(3)           4.04         5.00

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                              .42         --         .03       .09(3)            .08         1.29

 Portfolio turnover rate (%)                             120.61      64.40       50.78    110.12(4)          28.14        43.48
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                    8,488     11,628      10,533       8,680           8,910        6,852

(1)  THE SERIES CHANGED ITS FISCAL YEAR END FROM JULY 31 TO APRIL 30.

(2) EXCLUSIVE OF SALES CHARGE.        (3) ANNUALIZED.        (4) NOT ANNUALIZED




<PAGE 44>

                                                                                                   PERIOD ENDED       YEAR ENDED

                                                                      YEAR ENDED APRIL 30,           APRIL 30,         JULY 31,

 CLASS C                                                            2000      1999      1998          1997(1)           1996(2)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                               13.15      13.09     12.64          12.78             13.21

 Investment operations:  Investment income -- net                     .50        .46       .50            .35               .32

                         Net realized and unrealized
                         gain (loss) on investments                (1.24)        .15       .56             --             (.43)

 Total from investment operations                                   (.74)        .61      1.06            .35             (.11)

 Distributions:          Dividends from investment income -- net    (.50)      (.46)     (.50)          (.35)             (.32)

                         Dividends from net realized gain
                         on investments                             (.16)      (.09)     (.11)          (.14)                --

 Total distributions                                                (.66)      (.55)     (.61)          (.49)             (.32)

 Net asset value, end of period                                     11.75      13.15     13.09          12.64             12.78

 Total return (%)(3)                                               (5.66)       4.67      8.55         3.72(4)        (1.21)(4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                         1.63       1.88      1.91         1.97(4)           1.95(4)

 Ratio of net investment income to average net assets (%)            4.05       3.42      3.65         3.62(4)           3.68(4)

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                        .41         --       .06          .76(4)            .02(4)

 Portfolio turnover rate (%)                                       120.61      64.40     50.78       110.12(5)            28.14
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                438        349       118              1                 6

(1)  THE SERIES CHANGED ITS FISCAL YEAR END FROM JULY 31 TO APRIL 30.

(2) FROM DECEMBER 4, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO JULY 31, 1996.

(3) EXCLUSIVE OF SALES CHARGE.        (4) ANNUALIZED.        (5) NOT ANNUALIZED





New Jersey Series

<PAGE 45>


FINANCIAL HIGHLIGHTS

North Carolina Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.




                                                                                            YEAR ENDED APRIL 30,

 CLASS A                                                                       2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                           13.95      13.91     13.23      12.91      12.72

 Investment operations:  Investment income -- net                                 .65        .66       .67        .67        .67

                         Net realized and unrealized gain (loss) on investments  (1.12)      .11       .68        .32        .19

 Total from investment operations                                                (.47)       .77      1.35        .99        .86

 Distributions:          Dividends from investment income -- net                 (.65)      (.66)     (.67)      (.67)      (.67)

                         Dividends from net realized gain on investments         (.04)      (.07)        --         --         --

 Total distributions                                                             (.69)      (.73)     (.67)      (.67)      (.67)

 Net asset value, end of period                                                 12.79      13.95     13.91      13.23      12.91

 Total return (%)*                                                              (3.38)      5.63     10.39       7.81       6.79
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .97        .94       .87       1.04        .98

 Ratio of net investment income to average net assets (%)                        4.97       4.68      4.89       5.10       5.11

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                     --         --        --         --        .02

 Portfolio turnover rate (%)                                                    39.92      41.15     32.28      44.91      47.15
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         55,883     47,794    41,592     42,130     47,042

* EXCLUSIVE OF SALES CHARGE.

                                                                                             YEAR ENDED APRIL 30,

 CLASS B                                                                       2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           13.94      13.90     13.22      12.90      12.71

 Investment operations:  Investment income -- net                                 .58        .59       .60        .60        .60

                         Net realized and unrealized gain (loss) on investments  (1.12)      .11       .68        .32        .19

 Total from investment operations                                                (.54)       .70      1.28        .92        .79

 Distributions:          Dividends from investment income -- net                 (.58)      (.59)     (.60)      (.60)      (.60)

                         Dividends from net realized gain on investments         (.04)      (.07)        --         --         --

 Total distributions                                                             (.62)      (.66)     (.60)      (.60)      (.60)

 Net asset value, end of period                                                 12.78      13.94     13.90      13.22      12.90

 Total return (%)*                                                              (3.88)      5.10      9.84       7.27       6.25
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.48       1.44      1.38       1.54       1.49

 Ratio of net investment income to average net assets (%)                        4.42       4.16      4.39       4.59       4.59

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                     --         --        --         --        .02

 Portfolio turnover rate (%)                                                    39.92      41.15     32.28      44.91      47.15
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         19,854     39,535    45,296     43,979     42,668

* EXCLUSIVE OF SALES CHARGE.




<PAGE 46>

                                                                                            YEAR ENDED APRIL 30,

 CLASS C                                                                       2000       1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           13.96      13.90     13.22      12.90      12.76

 Investment operations:  Investment income -- net                                 .55        .56       .57        .57        .40

                         Net realized and unrealized gain (loss) on investments  (1.12)      .13       .68        .32        .14

 Total from investment operations                                                (.57)       .69      1.25        .89        .54

 Distributions:          Dividends from investment income -- net                 (.55)      (.56)     (.57)      (.57)      (.40)

                         Dividends from net realized gain on investments         (.04)      (.07)        --         --         --

 Total distributions                                                             (.59)      (.63)     (.57)      (.57)      (.40)

 Net asset value, end of period                                                 12.80      13.96     13.90      13.22      12.90

 Total return (%)(2)                                                            (4.10)      5.02      9.58       7.00     5.92(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.72       1.63      1.62       1.77     1.73(3)

 Ratio of net investment income to average net assets (%)                        4.22       3.83      4.08       4.31     4.31(3)

 Portfolio turnover rate (%)                                                    39.92      41.15     32.28      44.91      47.15
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                            671        434        44         11          1

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES CHARGE.

(3)  ANNUALIZED.





North Carolina Series

<PAGE 47>


FINANCIAL HIGHLIGHTS

Ohio Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.




                                                                                         YEAR ENDED APRIL 30,

 CLASS A                                                                       2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                           12.80      12.86     12.65      12.58      12.62

 Investment operations:  Investment income -- net                                 .63        .65       .67        .69        .71

                         Net realized and unrealized gain (loss) on investments  (.90)       .08       .34        .17        .14

 Total from investment operations                                                (.27)       .73      1.01        .86        .85

 Distributions:          Dividends from investment income -- net                 (.63)      (.65)     (.67)      (.69)      (.71)

                         Dividends from net realized gain on investments         (.02)      (.14)     (.13)      (.10)      (.18)

 Total distributions                                                             (.65)      (.79)     (.80)      (.79)      (.89)

 Net asset value, end of period                                                 11.88      12.80     12.86      12.65      12.58

 Total return (%)*                                                              (2.08)      5.72      8.09       6.91       6.77
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .91        .91       .90        .91        .89

 Ratio of net investment income to average net assets (%)                        5.20       5.00      5.17       5.40       5.49

 Portfolio turnover rate (%)                                                    26.70      40.36     24.73      29.65      43.90
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        201,974    237,027   237,618    242,572    257,639

* EXCLUSIVE OF SALES CHARGE.

                                                                                             YEAR ENDED APRIL 30,

 CLASS B                                                                       2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           12.81      12.87     12.65      12.59      12.63

 Investment operations:  Investment income -- net                                 .57        .58       .60        .62        .64

                         Net realized and unrealized gain (loss) on investments  (.91)       .08       .35        .16        .14

 Total from investment operations                                                (.34)       .66       .95        .78        .78

 Distributions:          Dividends from investment income -- net                 (.57)      (.58)     (.60)      (.62)      (.64)

                         Dividends from net realized gain on investments         (.02)      (.14)     (.13)      (.10)      (.18)

 Total distributions                                                             (.59)      (.72)     (.73)      (.72)      (.82)

 Net asset value, end of period                                                 11.88      12.81     12.87      12.65      12.59

 Total return (%)*                                                              (2.66)      5.17      7.62       6.27       6.19
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.42       1.42      1.41       1.42       1.42

 Ratio of net investment income to average net assets (%)                        4.68       4.47      4.65       4.87       4.94

 Portfolio turnover rate (%)                                                    26.70      40.36     24.73      29.65      43.90
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         39,445     54,929    50,453     44,746     40,476

* EXCLUSIVE OF SALES CHARGE.




<PAGE 48>

                                                                                            YEAR ENDED APRIL 30,

 CLASS C                                                                       2000       1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           12.82      12.88     12.66      12.59      12.68

 Investment operations:  Investment income -- net                                 .54        .55       .57        .59        .43

                         Net realized and unrealized gain (loss) on investments  (.91)       .08       .35        .17        .09

 Total from investment operations                                                (.37)       .63       .92        .76        .52

 Distributions:          Dividends from investment income -- net                 (.54)      (.55)     (.57)      (.59)      (.43)

                         Dividends from net realized gain on investments         (.02)      (.14)     (.13)      (.10)      (.18)

 Total distributions                                                             (.56)      (.69)     (.70)      (.69)      (.61)

 Net asset value, end of period                                                 11.89      12.82     12.88      12.66      12.59

 Total return (%)(2)                                                            (2.90)      4.92      7.35       6.07     5.66(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.67       1.66      1.66       1.64     1.63(3)

 Ratio of net investment income to average net assets (%)                        4.41       4.20      4.38       4.44     4.66(3)

 Portfolio turnover rate (%)                                                    26.70      40.36     24.73      29.65      43.90
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          3,095      1,793       579        694          1

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES CHARGE.

(3)  ANNUALIZED.



Ohio Series

<PAGE 49>


FINANCIAL HIGHLIGHTS

Pennsylvania Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.




                                                                                            YEAR ENDED APRIL 30,

 CLASS A                                                                       2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                           16.56      16.68     16.23      16.17      16.12

 Investment operations:  Investment income -- net                                 .79        .82       .85        .85        .87

                         Net realized and unrealized gain (loss) on investments  (1.33)      .16       .71        .24        .32

 Total from investment operations                                                (.54)       .98      1.56       1.09       1.19

 Distributions:          Dividends from investment income -- net                 (.79)      (.82)     (.85)      (.85)      (.87)

                         Dividends from net realized gain on investments         (.29)      (.28)     (.26)      (.18)      (.27)

 Total distributions                                                            (1.08)     (1.10)    (1.11)     (1.03)     (1.14)

 Net asset value, end of period                                                 14.94      16.56     16.68      16.23      16.17

 Total return (%)*                                                              (3.24)      5.97      9.83       6.89       7.46
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .94        .92       .92        .92        .92

 Ratio of net investment income to average net assets (%)                        5.12       4.90      5.09       5.22       5.28

 Portfolio turnover rate (%)                                                    34.29      48.14     34.82      60.57      52.69
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        180,760    195,728   196,055    201,229    216,802

* EXCLUSIVE OF SALES CHARGE.

                                                                                             YEAR ENDED APRIL 30,

 CLASS B                                                                       2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           16.55      16.67     16.23      16.16      16.11

 Investment operations:  Investment income -- net                                 .71        .74       .77        .77        .79

                         Net realized and unrealized gain (loss) on investments  (1.33)      .16       .70        .25        .32

 Total from investment operations                                                (.62)       .90      1.47       1.02       1.11

 Distributions:          Dividends from investment income -- net                 (.71)      (.74)     (.77)      (.77)      (.79)

                         Dividends from net realized gain on investments         (.29)      (.28)     (.26)      (.18)      (.27)

 Total distributions                                                            (1.00)     (1.02)    (1.03)      (.95)     (1.06)

 Net asset value, end of period                                                 14.93      16.55     16.67      16.23      16.16

 Total return (%)*                                                              (3.75)      5.43      9.20       6.41       6.92
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.46       1.43      1.43       1.43       1.43

 Ratio of net investment income to average net assets (%)                        4.57       4.39      4.57       4.71       4.76

 Portfolio turnover rate (%)                                                    34.29      48.14     34.82      60.57      52.69
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         38,968     68,869    74,855     71,671     72,610

* EXCLUSIVE OF SALES CHARGE.




<PAGE 50>

                                                                                           YEAR ENDED APRIL 30,

 CLASS C                                                                       2000       1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           16.57      16.69     16.23      16.16      16.18

 Investment operations:  Investment income -- net                                 .67        .69       .70        .69        .53

                         Net realized and unrealized gain (loss) on investments  (1.33)      .16       .72        .25        .25

 Total from investment operations                                                (.66)       .85      1.42        .94        .78

 Distributions:          Dividends from investment income -- net                 (.67)      (.69)     (.70)      (.69)      (.53)

                         Dividends from net realized gain on investments         (.29)      (.28)     (.26)      (.18)      (.27)

 Total distributions                                                             (.96)      (.97)     (.96)      (.87)      (.80)

 Net asset value, end of period                                                 14.95      16.57     16.69      16.23      16.16

 Total return (%)(2)                                                            (3.98)      5.16      8.91       5.92     6.71(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.70       1.69      1.69       1.83     1.70(3)

 Ratio of net investment income to average net assets (%)                        4.35       4.07      3.98       4.28     4.46(3)

 Portfolio turnover rate (%)                                                    34.29      48.14     34.82      60.57      52.69
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          1,274        898       463         32         21

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES CHARGE.

(3)  ANNUALIZED.





Pennsylvania Series

<PAGE 51>


FINANCIAL HIGHLIGHTS

Texas Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.




                                                                                          YEAR ENDED APRIL 30,

 CLASS A                                                                       2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                           21.37      21.68     20.99      20.84      20.69

 Investment operations:  Investment income -- net                                 .98       1.00      1.08       1.17       1.20

                         Net realized and unrealized gain (loss) on investments  (1.77)      .21       .99        .41        .45

 Total from investment operations                                                (.79)      1.21      2.07       1.58       1.65

 Distributions:          Dividends from investment income -- net                 (.98)     (1.00)    (1.08)     (1.17)     (1.20)

                         Dividends from net realized gain on investments         (.27)      (.52)     (.30)      (.26)      (.30)

 Total distributions                                                            (1.25)     (1.52)    (1.38)     (1.43)     (1.50)

 Net asset value, end of period                                                 19.33      21.37     21.68      20.99      20.84

 Total return (%)*                                                              (3.62)      5.66     10.03       7.74       8.06
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .85        .85       .72        .37        .37

 Ratio of net investment income to average net assets (%)                        4.95       4.59      4.96       5.54       5.64

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                    .14        .07       .18        .55        .55

 Portfolio turnover rate (%)                                                    22.70      49.67     27.18      61.22      49.24
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1000)                                          52,464     60,516    59,758     60,849     62,864

* EXCLUSIVE OF SALES CHARGE.

                                                                                             YEAR ENDED APRIL 30,

 CLASS B                                                                       2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           21.37      21.68     20.98      20.84      20.69

 Investment operations:  Investment income -- net                                 .88        .89       .97       1.06       1.09

                         Net realized and unrealized gain (loss) on investments  (1.78)      .21      1.00        .40        .45

 Total from investment operations                                                (.90)      1.10      1.97       1.46       1.54

 Distributions:          Dividends from investment income -- net                 (.88)      (.89)     (.97)     (1.06)     (1.09)

                         Dividends from net realized gain on investments         (.27)      (.52)     (.30)      (.26)      (.30)

 Total distributions                                                            (1.15)     (1.41)    (1.27)     (1.32)     (1.39)

 Net asset value, end of period                                                 19.32      21.37     21.68      20.98      20.84

 Total return (%)*                                                              (4.14)      5.13      9.53       7.15       7.51
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.35       1.35      1.23        .88        .88

 Ratio of net investment income to average net assets (%)                        4.41       4.09      4.44       5.03       5.13

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                    .16        .08       .18        .55        .55

 Portfolio turnover rate (%)                                                    22.70      49.67     27.18      61.22      49.24
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          7,483     17,031    20,454     17,396     17,461

* EXCLUSIVE OF SALES CHARGE.




<PAGE 52>

                                                                                            YEAR ENDED APRIL 30,

 CLASS C                                                                       2000       1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           21.36      21.67     20.97      20.83      20.78

 Investment operations:  Investment income -- net                                 .84        .83       .91        .99        .73

                         Net realized and unrealized gain (loss) on investments  (1.78)      .21      1.00        .40        .35

 Total from investment operations                                                (.94)      1.04      1.91       1.39       1.08

 Distributions:          Dividends from investment income -- net                 (.84)      (.83)     (.91)      (.99)      (.73)

                         Dividends from net realized gain on investments         (.27)      (.52)     (.30)      (.26)      (.30)

 Total distributions                                                            (1.11)     (1.35)    (1.21)     (1.25)     (1.03)

 Net asset value, end of period                                                 19.31      21.36     21.67      20.97      20.83

 Total return (%)(2)                                                            (4.33)      4.86      9.24       6.79     7.29(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.60       1.60      1.52       1.19     1.18(3)

 Ratio of net investment income to average net assets (%)                        4.15       3.79      4.10       4.57     4.77(3)

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                    .15        .11       .15        .54      .58(3)

 Portfolio turnover rate (%)                                                    22.70      49.67     27.18      61.22      49.24
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                            265        620       261        129          1

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES CHARGE.

(3)  ANNUALIZED.





Texas Series

<PAGE 53>


FINANCIAL HIGHLIGHTS

Virginia Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.




                                                                                         YEAR ENDED APRIL 30,

 CLASS A                                                                       2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                           17.31      17.37     16.61      16.27      16.03

 Investment operations:  Investment income -- net                                 .83        .85       .88        .94        .93

                         Net realized and unrealized gain (loss) on investments  (1.47)      .17       .76        .34        .24

 Total from investment operations                                                (.64)      1.02      1.64       1.28       1.17

 Distributions:          Dividends from investment income -- net                 (.83)      (.85)     (.88)      (.94)      (.93)

                         Dividends from net realized gain on investments      (.00)(1)      (.23)  (.00)(1)         --         --

 Total distributions                                                             (.83)     (1.08)     (.88)      (.94)      (.93)

 Net asset value, end of period                                                 15.84      17.31     17.37      16.61      16.27

 Total return (%)(2)                                                            (3.65)      5.98     10.05       8.02       7.32
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .97        .92       .75        .39        .50

 Ratio of net investment income to average net assets (%)                        5.12       4.83      5.10       5.67       5.58

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                     --         --       .14        .55        .55

 Portfolio turnover rate (%)                                                    31.63      30.19     21.25      45.29      50.06
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         67,043     71,612    65,086     61,099     61,149

(1)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.          (2) EXCLUSIVE OF SALES CHARGE.

                                                                                             YEAR ENDED APRIL 30,

 CLASS B                                                                       2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           17.31      17.37     16.60      16.27      16.03

 Investment operations:  Investment income -- net                                 .75        .76       .79        .86        .84

                         Net realized and unrealized gain (loss) on investments  (1.48)      .17       .77        .33        .24

 Total from investment operations                                                (.73)       .93      1.56       1.19       1.08

 Distributions:          Dividends from investment income -- net                 (.75)      (.76)     (.79)      (.86)      (.84)

                         Dividends from net realized gain on investments      (.00)(1)      (.23)  (.00)(1)         --         --

 Total distributions                                                             (.75)      (.99)     (.79)      (.86)      (.84)

 Net asset value, end of period                                                 15.83      17.31     17.37      16.60      16.27

 Total return (%)(2)                                                            (4.21)      5.44      9.56       7.41       6.77
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.48       1.43      1.26        .90       1.01

 Ratio of net investment income to average net assets (%)                        4.59       4.32      4.58       5.15       5.06

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                     --         --       .14        .55        .55

 Portfolio turnover rate (%)                                                    31.63      30.19     21.25      45.29      50.06
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         21,081     34,912    40,100     35,787     33,120

(1)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.          (2) EXCLUSIVE OF SALES CHARGE.




<PAGE 54>

                                                                                              YEAR ENDED APRIL 30,

 CLASS C                                                                       2000       1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           17.30      17.36     16.60      16.26      16.17

 Investment operations:  Investment income -- net                                 .71        .72       .75        .81        .57

                         Net realized and unrealized gain (loss) on investments  (1.47)      .17       .76        .34        .09

 Total from investment operations                                                (.76)       .89      1.51       1.15        .66

 Distributions:          Dividends from investment income -- net                 (.71)      (.72)     (.75)      (.81)      (.57)

                         Dividends from net realized gain on investments      (.00)(2)      (.23)  (.00)(2)         --         --

 Total distributions                                                             (.71)      (.95)     (.75)      (.81)      (.57)

 Net asset value, end of period                                                 15.83      17.30     17.36      16.60      16.26

 Total return (%)(3)                                                            (4.37)      5.19      9.22       7.18     5.64(4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.70       1.66      1.54       1.17     1.21(4)

 Ratio of net investment income to average net assets (%)                        4.37       4.06      4.24       4.83     4.55(4)

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                     --         --       .11        .54      .52(4)

 Portfolio turnover rate (%)                                                    31.63      30.19     21.25      45.29      50.06
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          3,048      3,188     1,996        674        166

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(3)  EXCLUSIVE OF SALES LOAD.

(4)  ANNUALIZED.





Virginia Series

<PAGE 55>


MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $134 billion in over 160 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $521 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


For the past fiscal year, the fund paid Dreyfus a monthly management fee at the annual rate shown below as a percentage of each series' average daily net assets. These fees reflect any fee waivers or expense reimbursements that may have been in effect.
--------------------------------------------------------------------------------


                                                EFFECTIVE ANNUAL RATE OF
NAME OF SERIES                                     MANAGEMENT FEE PAID
--------------------------------------------------------------------------------

Connecticut                                                  0.55%

Florida                                                      0.49%

Georgia                                                      0.25%

Maryland                                                     0.55%

Massachusetts                                                0.55%

Michigan                                                     0.55%

Minnesota                                                    0.55%

New Jersey                                                   0.12%

North Carolina                                               0.55%

Ohio                                                         0.55%

Pennsylvania                                                 0.55%

Texas                                                        0.40%

Virginia                                                     0.55%




Samuel J. Weinstock has managed the Connecticut series since August 1987 and has managed the Virginia series since August 1991. Mr. Weinstock has been employed by Dreyfus since March 1987.

Douglas J. Gaylor has managed the Florida series since August 1999 and has managed each of the Maryland series, Pennsylvania series and Texas series since he joined Dreyfus in January 1996. Prior to joining Dreyfus, Mr. Gaylor was a municipal portfolio manager at PNC Bank since 1993 and from 1989 to September 1993 was a municipal portfolio manager at Wilmington Trust Company.

A. Paul Disdier has managed the Georgia series since August 1999. Mr. Disdier has been employed by Dreyfus since February 1988.

W. Michael Petty has managed each of the Massachusetts series, Michigan series, Minnesota series, New Jersey series, North Carolina series, and Ohio series since August 1997. Mr. Petty has been employed by Dreyfus since June 1997. Prior to joining Dreyfus, Mr. Petty was vice president and portfolio manager of municipal bond funds at Merrill Lynch Asset Management, Inc. since 1992.


The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) each have adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.







<PAGE 56>

Your Investment

ACCOUNT POLICIES

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described here.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge (CDSC).

* CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon

* CLASS B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon

* CLASS C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon

Your financial representative can help you choose the share class that is appropriate for you.

Share class charges

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you. Shareholders owning Class B shares on or prior to November 30, 1996 may be eligible for a lower CDSC.
--------------------------------------------------------------------------------

Sales charges

CLASS A -- CHARGED WHEN YOU BUY SHARES



                                                          Sales charge                            Sales charge
                                                          deducted as a %                         as a % of your
Your investment                                           of offering price                       net investment
--------------------------------------------------------------------------------------------------------------------

Up to $49,999                                              4.50%                                  4.70%

$50,000 -- $99,999                                         4.00%                                  4.20%

$100,000 -- $249,999                                       3.00%                                  3.10%

$250,000 -- $499,999                                       2.50%                                  2.60%

$500,000 -- $999,999                                       2.00%                                  2.00%

$1 million or more*                                        0.00%                                  0.00%

*    A 1.00% CDSC may be charged on any shares  sold within one year of purchase
     (except     shares     bought     through      dividend      reinvestment).

--------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES


                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------


Up to 2 years                       4.00%

2 -- 4 years                        3.00%

4 -- 5 years                        2.00%

5 -- 6 years                        1.00%

More than 6 years                   Shares will automatically
                                    convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.50% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.

Reduced Class A sales charge

LETTER OF INTENT: lets you purchase Class A shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once.


RIGHT OF ACCUMULATION: lets you add the value of any shares you own in this fund, any other Dreyfus Premier fund, or any other fund that is advised by Founders Asset Management LLC ("Founders"), an affiliate of Dreyfus, sold with a sales load, to the amount of your next Class A investment for purposes of calculating the sales charge.

CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.


Your Investment




<PAGE 57>

ACCOUNT POLICIES (CONTINUED)

Buying shares


THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Each series' investments are generally valued based on fair value as determined by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. Because each series seeks tax-exempt income, the series are not recommended for purchase in IRAs or other qualified plans.


ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.
--------------------------------------------------------------------------------

Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $1,000             $100; $500 FOR
                                                      TELETRANSFER INVESTMENTS




All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME through your financial representative, or you can contact the fund directly. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing series shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.


BEFORE SELLING OR WRITING A CHECK against shares recently purchased by check, TeleTransfer or Dreyfus Automatic Asset Builder, please note that if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares. The fund will not honor redemption checks, or process wire, telephone or TeleTransfer redemption requests for up to eight business days following the purchase of those shares.


Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. Each series' Class A shares are offered to the public at NAV plus a sales charge. Classes B and C are offered at NAV, but generally are subject to higher annual operating expenses and a CDSC.




<PAGE 58>

General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of a series' total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect a series' operations (for example, if it represents more than 1% of a series' assets).

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.




DISTRIBUTIONS AND TAXES

EACH SERIES GENERALLY PAYS ITS SHAREHOLDERS dividends from its net investment income once a month, and distributes any net capital gains it has realized once a year. Each share class of a series will generate a different dividend because each has different expenses. Your distributions will be reinvested in your series unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.


EACH SERIES ANTICIPATES that virtually all of its income dividends will be exempt from federal income tax and exempt also from the income tax of the state for which the series is named. However, any dividends paid from interest on taxable investments or short-term capital gains will be taxable as ordinary income. Any distribution of long-term capital gains will be taxable as such. The tax status of any distribution is the same regardless of how long you have been in the series and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------


Taxability of distributions

Type of                       Tax rate for          Tax rate for
distribution                  15% bracket           28% bracket or above
--------------------------------------------------------------------------------

INCOME                        GENERALLY             GENERALLY
DIVIDENDS                     TAX EXEMPT            TAX EXEMPT

SHORT-TERM                    ORDINARY              ORDINARY
CAPITAL GAINS                 INCOME RATE           INCOME RATE

LONG-TERM
CAPITAL GAINS                 10%                   20%

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions


Any sale or exchange of series shares, including through the checkwriting privilege, may generate a tax liability.


The table above also can provide a guide for potential tax liability when selling or exchanging series shares. "Short-term capital gains" applies to series shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months.

Your Investment 59




<PAGE 59>

SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASE series shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.


DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                the fund into another Dreyfus fund
                                or certain Founders-advised funds
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges
EXCHANGE PRIVILEGE              from the fund into another
                                Dreyfus fund or certain
                                Founders-advised funds.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will  be no CDSC
                                on Class B shares, as long as the amount of any withdrawal does not exceed an annual rate of 12% of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.


Checkwriting privilege (Class A only)

YOU MAY WRITE REDEMPTION CHECKS against your account for Class A shares in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege


YOU CAN EXCHANGE SHARES WORTH $500 OR MORE from one class of a series into the same class of another Dreyfus Premier fund or Founders-advised fund. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.


TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege

UPON WRITTEN REQUEST YOU CAN REINVEST up to the number of Class A or B shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

EVERY FUND INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.





<PAGE 60>

INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   Name of Fund

   P.O. Box 6587, Providence, RI 02940-6587
   Attn: Institutional Processing


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and a check to: Name of Fund

P.O. Box 6587, Providence, RI 02940-6587 Attn: Institutional Processing


           By Telephone

   WIRE  Have your bank send your
investment to The Bank of New York, with these instructions:

   * ABA# 021000018

   * DDA# (see below)

   * the fund and series names

   * the share class

   * your Social Security or tax ID number

   * name(s) of investor(s)

   * dealer number if applicable

   Call us to obtain an account number. Return your application with the account number on the application.

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# (see below)

* the fund and series names

* the share class

* your account number

* name(s) of investor(s)

* dealer number if applicable

ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.

TELETRANSFER Request TeleTransfer on your application. Call us to request your transaction.

           Automatically

   WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic service(s) you want. Return your application with your investment.

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

TO SELL SHARES

Write a redemption check (Class A only) OR write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund and series names

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other  documentation, if required (see page 58)

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 6587, Providence, RI 02940-6587
Attn: Institutional Processing

WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.

AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

SELECT THE APPROPRIATE DDA# FOR YOUR SERIES:

Connecticut                                 DDA# 8900119489

Florida                                     DDA# 8900119381

Georgia                                     DDA# 8900117087

Maryland                                    DDA# 8900119403

Massachusetts                               DDA# 8900119470

Michigan                                    DDA# 8900119411

Minnesota                                   DDA# 8900119438

New Jersey                                  DDA# 8900088389

North Carolina                              DDA# 8900208635

Ohio                                        DDA# 8900119446

Pennsylvania                                DDA# 8900119454

Texas                                       DDA# 8900119462

Virginia                                    DDA# 8900208678

Your Investment









<PAGE 61>

NOTES

[Application page 1]

[Application page 2]

NOTES

For More Information

Dreyfus Premier State

Municipal Bond Fund
--------------------------------------

SEC file number:  811-4906

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov


You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.


(c) 2000 Dreyfus Service Corporation
PSTMB-P0900

-------------------------------------------------------------------------------

                    DREYFUS PREMIER STATE MUNICIPAL BOND FUND

               o  Connecticut Series             o  Minnesota Series
               o  Florida Series                 o  New Jersey Series
               o  Georgia Series                 o  North Carolina
                                                    Series
               o  Maryland Series                o  Ohio Series
               o  Massachusetts Series           o  Pennsylvania Series
               o  Michigan Series                o  Texas Series
                                                 o  Virginia Series


                       CLASS A, CLASS B AND CLASS C SHARES
                       STATEMENT OF ADDITIONAL INFORMATION

                                SEPTEMBER 1, 2000


-------------------------------------------------------------------------------


      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the above-named series (each, a "Series") of Dreyfus Premier State Municipal Bond Fund (the "Fund"), dated September 1, 2000, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144 or call 1-800-554-4611.


      The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.





                                TABLE OF CONTENTS
                                                                          Page


Description of the Fund and Series.........................................B-3
Management of the Fund.....................................................B-20
Management Arrangements....................................................B-26
How to Buy Shares..........................................................B-31
Distribution Plan and Shareholder Services Plan............................B-37
How To Redeem Shares.......................................................B-41
Shareholder Services.......................................................B-46
Determination of Net Asset Value...........................................B-51
Dividends, Distributions and Taxes.........................................B-51
Portfolio Transactions.....................................................B-61
Performance Information....................................................B-62
Information About the Fund and Series......................................B-72
Counsel and Independent Auditors...........................................B-74
Appendix A.................................................................B-75
Appendix B.................................................................B-145





                       DESCRIPTION OF THE FUND AND SERIES

      The Fund is a Massachusetts business trust that was formed on September 19, 1986. The Fund is an open-end, management investment company, known as a municipal bond fund.

      The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.


      Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.


Certain Portfolio Securities

      The following information supplements and should be read in conjunction with the Fund's Prospectus.


      Municipal Obligations. The Fund's investment objective is to maximize current income exempt from Federal income tax and, where applicable, from State income taxes for residents of the States of Connecticut, Florida, Georgia, Maryland, Massachusetts, Michigan, Minnesota, New Jersey, North Carolina, Ohio, Pennsylvania, Texas and Virginia, without undue risk. To accomplish the Fund's investment objective, each Series invests primarily in the debt securities of the State after which it is named, such State's political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and such State's personal income taxes (collectively, "State Municipal Obligations" or when the context so requires, "Connecticut Municipal Obligations," "Florida Municipal Obligations," "Georgia Municipal Obligations," "Maryland Municipal Obligations," etc.). To the extent acceptable, State Municipal Obligations are at any time unavailable for investment by the Series, the Series will invest temporarily in other Municipal Obligations (as defined below).

      Each Series will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.


      The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue.

      Certain Tax Exempt Obligations. Each Series may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Series to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Series, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased will meet the quality criteria established for the purchase of Municipal Obligations.

     Tax Exempt Participation Interests. Each Series may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Series an undivided interest in the Municipal Obligation in the proportion that the Series' participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Series, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Series will have the right to demand payment, on not more than seven days' notice, for all or any part of the Series' participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, each Series intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.


      Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully each Series' investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers;
(3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. A Series will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities.


      Tender Option Bonds. Each Series may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Series, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligation and for other reasons.

      A Series will purchase tender option bonds only when the Fund is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Series. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.


      Custodial Receipts. Each Series may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class' interest rate generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by a Series should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. Each Series also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.


      Stand-By Commitments. Each Series may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Series obligates a broker, dealer or bank to repurchase, at the Series' option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Series will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Series may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. Each Series also may acquire call options on specific Municipal Obligations. A Series generally would purchase these call options to protect the Series from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by the Series of a call option that it owns on a specific Municipal Obligation could result in the receipt of taxable income by the Series.

      Ratings of Municipal Obligations. Each Series will invest at least 70% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"). Each Series may invest up to 30% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by a Rating Agency. Each Series also may invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Series may invest; for purposes of the 70% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.


      The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the fiscal year ended April 30, 2000, computed on a monthly basis, for each Series was as follows:



Fitch     or      Moody's   or    S&P           Connecticut Florida   Georgia
-----             -------         ---           Series      Series    Series
                                                ---------   -------   --------
AAA               Aaa             AAA              37.8%     55.9%     77.0 %
AA                Aa              AA               24.4        4.5      10.3
A                 A               A                 2.8       13.3       -
BBB               Baa             BBB              22.7       10.3       7.5
BB                Ba              BB                2.3        2.5       -
F-1               MIG 1/P-1       SP-1/A-1          2.4         .9       5.2
Not Rated         Not Rated       Not Rated         7.6(1)    12.6(2)      -
                                                   -------   ------    -----
                                                  100.0%     100.0%    100.0%
                                                  ======     ======    ======


                                               Maryland    Massachuset  Michigan
Fitch    or       Moody's   or    S&P          Series      Series       Series
-----             -------         ------       --------- -------------  -------
AAA               Aaa             AAA           33.7%      45.8%         56.5%
AA                Aa              AA            32.8       10.3          13.3
A                 A               A             16.8       13.6           8.4
BBB               Baa             BBB            8.8       18.3           4.5
BB                Ba              BB              -          -             -
F-1               MIG 1/P-1       SP-1/A-1        .5        4.6           2.4
Not Rated         Not Rated       Not Rated      7.4(3)     7.4(4)       14.9(5)
                                                -----      ----         ------
                                               100.0%     100.0%        100.0%
                                               ======    ========       ======



1 Included in the Not Rated category are securities comprising 7.6% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (2.6%), Aa/AA (2.5%) and Baa/BBB
     (2.5%).



2 Included in the Not Rated category are securities comprising 12.6% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (1.0%), A/A (1.1%), Baa/BBB (5.0%) and C/D (5.5%).



3 Included in the Not Rated category are securities comprising 7.4% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (.2%), Baa/BBB (4.0%) and Ba/BB (3.2%).




4 Included in the Not Rated category are securities comprising 7.4% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating category: Baa/BBB (7.4%).



 5 Included in the Not Rated category are securities comprising 14.9% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (3.9%), A/A (.9%), Baa/BBB (6.2%) and Ba/BB (3.9%).


                                                             North
                                        Minnesota New Jersey Carolina      Ohio
Fitch    or   Moody's   or    S&P       Series    Series     Series       Series
-----         -------         -------   -------   --------   ------       ------

AAA           Aaa             AAA         42.7%    47.7%      36.0%        45.6%
AA            Aa              AA          16.8      7.2       12.9         13.8
A             A               A           19.5      8.7        9.3         16.0
BBB           Baa             BBB         10.7     17.2       25.1          9.8
BB            Ba              BB           -        5.4        -            6.4
B             B               B            -         .5        -            -
F-1           MIG 1/P-1       SP-1/A-1     2.8      5.2        5.2          1.9
F-2           MIG 2/P-2       SP-2/A-2     -        -           .5          -
Not Rated     Not Rated       Not Rated    7.5(6)   8.1(7)    11.0(8)       6.5(9)
                                          ----    ------     -----        ------
                                         100.0%   100.0%      100.0%      100.0%
                                         ======   ======     =======      ======

                                                  Pennsylvani  Texas        Virginia
Fitch       or    Moody's   or     S&P            Series       Series       Series
-----             -------          ---            ---------     ------       ------
AAA               Aaa              AAA            58.3%        61.6%         25.0%
AA                Aa               AA              6.6          7.4          12.8
A                 A                A              11.2         11.9           8.2
BBB               Baa              BBB            15.1         13.8          27.2
BB                Ba               BB              -              -           2.4
B                 B                B               -            2.2            -
F-1               MIG 1/P-1        SP-1/A-1         .7          2.1           2.4
Not Rated         Not Rated        Not Rated       8.1(10)      1.0(11)      22.0(12)
                                                 --------     -------       --------
                                                 100.0%       100.0%        100.0%
                                                  ======      ======        ======
 6   Included in the Not Rated category are securities comprising 7.5% of the
     Series' market value which, while not rated, have been determined by the
     Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (3.5%), Baa/BBB (.3%) and Ba/BB (3.7%).



 7 Included in the Not Rated category are securities comprising 8.1% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating category: Baa/BBB (8.1%).


8 Included in the Not Rated category are securities comprising 11.0% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (2.5%), Baa/BBB (4.5%) and B/B (4.0%).



9 Included in the Not Rated category are securities comprising 6.5% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (5.9%), A/A (.3%) and Ba/BB (.3%).



10 Included in the Not Rated category are securities comprising 8.1% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (.1%), Baa/BBB (4.1%) and Ba/BB (3.9%).



11 Included in the Not Rated category are securities comprising 1.0% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating category: Aaa/AAA (1.0%).




 12 Included in the Not Rated category are securities comprising 22.0% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (4.5%), Baa/BBB (7.4%) and Ba/BB (10.1%).







   Subsequent to its purchase by a Series, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event will require the sale of such Municipal Obligations by the Series, but the Manager will consider such event in determining whether the Series should continue to hold the Municipal Obligations. To the extent that the ratings given by the Rating Agencies for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Series will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.


   Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of a Series' net assets) or for temporary defensive purposes, each Series may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by a Series that are attributable to income earned by the Series from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of a Series' net assets be invested in Taxable Investments. When a Series has adopted a temporary defensive position, including when acceptable State Municipal Obligations are unavailable for investment by the Series, in excess of 35% of the Series' net assets may be invested in securities that are not exempt from Federal and, where applicable, State personal income taxes. Under normal market conditions, each Series anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.


      Zero Coupon Securities. Each Series may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

   Illiquid Securities. Each Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price that the Series deems representative of their value, the value of the Series' net assets could be adversely affected.

Investment Techniques

   The following information supplements and should be read in conjunction with the Fund's Prospectus. A Series' use of certain of the investment techniques described below may give rise to taxable income.


   Borrowing Money. Each Series is permitted to borrow to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the value of a Series' total assets, the Series will not make any additional investments.


   Short Selling. Each Series may make short sales of securities. In these transactions, a Series sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Series must borrow the security to make delivery to the buyer. The Series is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less the price at which the security was sold by the Series, which would result in a loss or gain, respectively.

   Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Series' net assets. A Series may not make a short sale which results in the Series having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

   Each Series also may make short sales "against the box," in which the Series enters into a short sale of a security it owns. At no time will a Series have more than 15% of the value of its net assets in deposits on short sales against the box.

   Until the Series closes its short position or replaces the borrowed security, the Series will: (a) segregate permissible liquid assets in an amount that, together with the amount deposited with the broker as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

   Lending Portfolio Securities. Each Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series. In connection with its securities lending transactions, the Series may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

      Derivatives. Each Series may invest in, or enter into, derivatives, such as options and futures, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Series to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Series' performance.

      If a Series invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. A Series also could experience losses if its derivatives were poorly correlated with its other investments, or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.


      Although neither the Fund nor any Series will be a commodity pool, certain derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which a Series can invest in such derivatives. A Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Series may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Series. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.


Futures Transactions--In General. Each Series may enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to the Series which could adversely affect the value of the Series' net assets. Although each Series intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Series to substantial losses.


      Successful use of futures by a Series also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Series uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Series will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Series has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Series may have to sell such securities at a time when it may be disadvantageous to do so.

      Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Series may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting a Series' ability otherwise to invest those assets.

Specific Futures Transactions. Each Series may purchase and sell interest rate futures contracts. An interest rate future obligates the Series to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options--In General. Each Series may purchase call and put options and write (i.e., sell) covered call and put option contracts with respect to interest rate futures contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.


      A covered call option written by a Series is a call option with respect to which the Series owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Series is covered when, among other things, the Series segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Series receives a premium from writing covered call or put options which it retains whether or not the option is exercised.


      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Series is unable to effect a closing purchase transaction in the secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

      Successful use by a Series of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Series may incur losses.


      Future Developments. A Series may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Series or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Series' investment objective and legally permissible for the Series. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.


   Forward Commitments. Each Series may purchase or sell Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Series enters into the commitment, but the Series does not make payment until it receives delivery from the counterparty. The Series will commit to purchase such securities only with the intention of actually acquiring the securities, but the Series may sell these securities before the settlement date if it is deemed advisable. The Series will segregate permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments.

   Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e. appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Series to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment or when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Series is fully or almost fully invested may result in greater potential fluctuation in the value of the Series' net assets and its net asset value per share.

Investment Considerations and Risks

   Investing in Municipal Obligations. Each Series may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each Series may be subject to greater risk as compared to a fund that does not follow this practice.


   Certain municipal lease/purchase obligations in which a Series may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.


      Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Series and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Series. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by a Series so as to adversely affect its shareholders, the Series would reevaluate its investment objective and policies and submit possible changes in the Series' structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Series would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


      Investing in State Municipal Obligations. Since each Series is concentrated in securities issued by the State after which it is named or entities within that State, an investment in a Series may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in the purchase of shares of a Series resulting from its purchase of the respective State's Municipal Obligations. Certain of the States have experienced financial difficulties, the recurrence of which could result in defaults or declines in the market values of various Municipal Obligations in which such Series invests. If there should be a default or other financial crisis relating to a State or an agency or municipality thereof, the market value and marketability of outstanding State Municipal Obligations in a Series' portfolio and the interest income to the Series could be adversely affected. You should review "Appendix A" which sets forth information relating to the respective State's Municipal Obligations.



   Zero Coupon Securities. Each Series may invest in zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds). Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, a Series may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.


   Lower Rated Bonds. Each Series may invest up to 30% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P or Fitch or as low as the lowest rating assigned by the Rating Agencies (commonly known as "high yield" or "junk" bonds). They may be subject to greater risks and market fluctuations than certain lower yielding, higher rated Municipal Obligations. See "Appendix B" for a general description of the Rating Agencies' ratings of Municipal Obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Each Series will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.


       You should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.


      Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Series' ability to dispose of particular issues when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Series to obtain accurate market quotations for purposes of valuing the Series' portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Manager's judgment may play a greater role in valuation because less reliable objective data may be available.


      These bonds may be particularly susceptible to economic downturns. It is likely that any economic recession would disrupt severely the market for such securities and may have an adverse impact on the value of such securities, and could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon which would increase the incidence of default for such securities.

      The Series may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

      The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds and pay-in-kind bonds, in which each Series may invest up to 5% of its total assets. Zero coupon bonds and pay-in-kind bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Series will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Series may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."


   Simultaneous Investments. Investment decisions for a Series are made independently from those of the other Series and investment companies advised by the Manager. If, however, such other Series or investment companies desire to invest in, or dispose of, the same securities as a Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.


Investment Restrictions

   Each Series' investment objective is a fundamental policy, which cannot be changed as to a Series without approval by the holders of a majority (as defined in the 1940 Act) of such Series' outstanding voting shares. In addition, each Series has adopted investment restrictions numbered 1 through 9 as fundamental policies. Investment restrictions numbered 10 and 11 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. No Series may:

   1.Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Prospectus and those arising out of transactions in futures and options.

   2.Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Series' total assets). Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this restriction.

   3.Purchase securities on margin, but may make margin deposits in connection with transactions in futures, including those related to indices, and options on futures or indices.

   4.Underwrite the securities of other issuers, except that the Series may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Series may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.


   5.Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Series from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Series from purchasing and selling futures contracts, including those related to indices, and options on futures contracts or indices.

   6.Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus; however, each Series may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of the Series' total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.


   7.Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   8.Invest in companies for the purpose of exercising control.

   9.Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

   10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of assets.

   11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the Fund's Prospectus and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on not more than seven days' notice if there is no secondary market), if, in the aggregate, more than 15% of the value of the Series' net assets would be so invested.

   For purposes of Investment Restriction No. 7, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

   If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

   While not a fundamental policy, the Texas Series will not invest in real estate limited partnerships.


                             MANAGEMENT OF THE FUND

   The Fund's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements between the Fund and those companies that furnish services to the Fund. These companies are as follows:


      The Dreyfus Corporation.......................  Investment Adviser
      Dreyfus Service Corporation...................  Distributor
      Dreyfus Transfer, Inc.........................  Transfer Agent
      The Bank of New York..........................  Custodian


   Board members of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Fund

JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the
      Board of various funds in the Dreyfus Family of Funds. He also is a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, Century Business Services, Inc., a provider of various outsourcing functions for small and medium sized companies, and QuikCAT.com, Inc., a private company engaged in the development of high speed movement, routing, storage and encryption of data across all modes of data transport. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of the Distributor. From August 1994 until December 31, 1994, he was a director of Mellon Financial Corporation. He is 56 years old and his address is 200 Park Avenue, New York, New York 10166.

CLIFFORD L. ALEXANDER, JR., Board Member. Chairman of the Board and Chief
     Executive Officer of The Dun and Bradstreet Corporation. President of Alexander & Associates, Inc., a management consulting firm. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation, IMS Health, a service provider of marketing information and information technology, MCI WorldCom and Mutual of America Life Insurance Company. He is 66 years old and his address is 400 C Street, N.E., Washington, D.C. 20002.

PEGGY C. DAVIS, Board Member. Shad Professor of Law, New York University School of Law. Professor Davis has been a member of the New York University law faculty since 1983. Prior to that time, she served for three years as a judge in the courts of New York State; was engaged for eight years in the practice of law, working in both corporate and non-profit sectors; and served for two years as a criminal justice administrator in the government of the City of New York. She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. She is 57 years old and her address is c/o New York University School of Law, 40 Washington Square South, New York, New York 10012.

ERNEST KAFKA, Board Member. A physician engaged in private practice specializing in the psychoanalysis of adults and adolescents. Since 1981, he has served as an Instructor at the New York Psychoanalytic Institute and, prior thereto, held other teaching positions. He is Associate Clinical Professor of Psychiatry at Cornell Medical School. For more than the past five years, Dr. Kafka has held numerous administrative positions, including President of the NY Psychoanalytic Society, and has published many articles on subjects in the field of psychoanalysis. He is 67 years old and his address is 23 East 92nd Street, New York, New York 10128.

NATHAN LEVENTHAL, Board Member. President of Lincoln Center for the Performing
      Arts, Inc. Mr. Leventhal was Deputy Mayor for Operations of New York City from September 1979 to March 1984 and Commissioner of the Department of Housing Preservation and Development of New York City from February 1978 to September 1979. Mr. Leventhal was an associate and then a member of the New York law firm of Poletti Freidin Prashker Feldman and Gartner from 1974 to 1978. He was Commissioner of Rent and Housing Maintenance for New York City from 1972 to 1973. Mr. Leventhal also served as Chairman of Citizens Union, an organization which strives to reform and modernize city and state governments from June 1994 to June 1997. He is 57 years old and his address is 70 Lincoln Center Plaza, New York, New York 10023-6583.

      The Fund has a standing nominating committee comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board.


   The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended April 30, 2000, and, by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation)* during the year ended December 31, 1999, was as follows:



                                                        Total Compensation
                               Aggregate                from Fund and Fund
Name of Board                  Compensation from        Complex Paid to
Member                         Fund**                   Board Member

Joseph S. DiMartino            $4,855                   $642,177 (189)

Clifford L. Alexander,         $4,133                   $ 85,378 (43)
Jr.

Peggy C. Davis                 $4,133                   $ 68,378 (29)

Ernest Kafka                   $4,133                   $ 68,378 (29)

Saul B. Klaman***              $3,270                   $ 68,378 (29)

Nathan Leventhal               $4,133                   $ 68,378 (29)

-----
* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Series, for which the Board member serves.


** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $6,800 for all Board members as a group.

***  Emeritus Board member as of January 18, 2000.

Officers of the Fund

STEPHEN E. CANTER, President. President, Chief Operating Officer, Chief
     Investment Officer and a director of the Manager, and an officer of other investment companies advised and administered by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 55 years old.

MARK N. JACOBS, Vice President. Vice President, General Counsel and Secretary of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 54 years old.

JOSEPH CONNOLLY, Vice President and Treasurer. Director - Mutual Fund Accounting of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 43 years old.

STEVEN F. NEWMAN, Secretary. Associate General Counsel and Assistant Secretary of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 51 years old.

JANETTE FARRAGHER, Assistant Secretary. Assistant General Counsel of the
      Manager, and an officer of other investment companies advised and administered by the Manager. She is 37 years old.

MICHAEL A. ROSENBERG, Assistant Secretary. Associate General Counsel of the
     Manager, and an officer of other investment companies advised and administered by the Manager. He is 40 years old.

GREGORY S. GRUBER, Assistant Treasurer. Senior Accounting Manager - Municipal
     Bond Funds of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 41 years old.

   The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

   The Fund's Board members and officers, as a group, owned less than 1% of the Fund's voting securities outstanding on August 1, 2000.

   As of August 1, 2000, the following persons owned of record 5% or more of the indicated Series' outstanding shares of beneficial interest:

Connecticut Series - Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 9.36% (Class A); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 7.55% (Class B); Lauren Friedman & Norman Wienstein Co-Administrators Estate of Louise Ribak, Easton, CT - 10.36%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL -9.04%, Salomon Smith Barney, Inc. -
6.02% (Class C);

Florida Series - Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 5.58% (Class A); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 13.62%, Rose S Miller TTEE U/A DDTD 11/5/92 Rose S Miller Living Trust, Boca Raton, FL - 8.23% (Class B); Raymond James & Assoc Inc. FBO U/A DTD 06-13-96 M Michael Moseone Irrev TR Rev FBO Mark Paul Moscone, Farmington Hills, MI - 31.09%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 29.06%, PaineWebber for the Benefit of Charles J Daly Rev TR UAD 2/22/90 Charles J Daly TTEE, West Bloomfield, MI -16.78%, PaineWebber for the Benefit of Christine Hassuk Rev Liv Trust UA DTD 12/4/85 Christine Hassuk TTEE, N. Miami Beach, FL - 7.90% (Class
C);

Georgia Series - Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 9.22% (Class A); Brian O. Jordan & Pamela B. Jordan JT WROS, Alparetta, GA - 21.54%, First Clearing Corporation A/C 3433-7581 Frazier Watson Franklin and Betty C Franklin JWROS, Smyrna, GA - 13.42%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 12.82%, Donaldson Lufkin Jenrette Securities Corporation Inc., Jersey City, NJ - 7.55%, NFSC febo# F1R -137774 Zack Martin, Lawrenceville, GA - 6.58% (Class B); Martha S Stephenson TTEE Elissa Claire Stephenson IRREV TRUST U/A DTD 2/17/84 FBO Elissa Claire Stephenson, Lilburn, GA
- 83.64%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 16.36% (Class
C);

Maryland Series - None (Class A); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 14.64% (Class B); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 21.80%, PaineWebber for the Benefit of Charles Guthmann, Chevy Chase, MD - 8.49%, NFSC FEBO #X31-077852 Irvin Bregman Irvin Bregman TTEE U/A 09/29/93, Silver Spring, MD - 6.09% (Class C);

Massachusetts Series - None (Class A); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 8.55% (Class B); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 46.06%, Karen P Doppke TTEE Karen P Doppke Family Living Trust U/A DTD 11-24-97 Boston, MA - 34.94%, NFSC FEBO #D5G-110620 Bartley Sullivan Martha Sullivan, Braintree, MA - 12.96%, J.C. Bradford & Co. Cust FBO Harvey G. Everett, Nashville, TN - 5.99% (Class C);

Michigan Series - Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 8.02% (Class A); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 19.00% (Class
B); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 23.67%, Donaldson Lufkin Jenrette Securities Corporation Inc., Jersey City, NJ - 21.97%, Prudential Securities Inc. FBO Robert J Nordin TTEE Robert J Nordin Revocable Living Trust UA DTD 06/10/97, Kalamazoo, MI - 6.49%, Murvale L Huston & Catherine A Huston TTEES Catherine A Huston Revocable Trust DTD 09/26/96, Saint Clair, MI - 5.98% (Class C);

Minnesota Series - None (Class A); None (Class B); Norwest Investment Services, Inc. FBO 117015391, Minneapolis, MN - 42.54%, Frances A Quade, Sauk Centre, MN - 6.46% (Class C);

New Jersey Series - Bernard Stern & Rhoda Stern JT TEN, Monroe TWP, NJ - 6.77% (Class A); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 8.53% (Class
B); Painewebber for the Benefit of Richard Salzman Salzman Retained Annuity U/A/D 03/20/91, Union, NJ - 34.25%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 30.11%, Painewebber for the Benefit of Eleanor Beaumont, Summit, NJ - 28.96% (Class C);

North Carolina Series -None (Class A); None (Class B); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 58.36%, Painewebber for the Benefit of Hersey Hawkins Jennifer Hawkins JTWROS, Detroit, MI - 28.77%, First Clearing Corporation A/C 3312-1513 Ronald T Foster JO Lynn Foster, Trinity, NC - 9.11% (Class C);

Ohio Series - None (Class A); None (Class B); Max Weisbrod & Sylvia Weisbrod JTWROS, Canton, OH - 14.34%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 10.67%, FISERV Securities, Inc. FAO 25318832, Philadelphia, PA - 9.54%, Donaldson Lufkin Jenrette Securities Corporation Inc., Jersey City, NJ - 5.85% (Class C);

Pennsylvania Series - First Clearing Corporation A/C 5520-7985 Mary Alice Morrissey and James D Morrissey, Huntingdon Valley, PA - 5.93% (Class A); None (Class B); Painewebber for the Benefit of Charlene Monzo, Monroeville, PA - 15.47%, Painewebber for the Benefit of Charron Monzo, Monroeville, PA - 15.47%, Painewebber for the Benefit of Michelle Monzo, Monroeville, PA - 15.47%, Dreyfus Investment Services Corporation FBO 641440251, Pittsburgh, PA - 15.01%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 6.71%, Painewebber for the Benefit of Sharon A Stark, Lenhartsville, PA - 6.47% (Class C);

Texas Series - None (Class A); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 8.23%, NFSC FEBO # A85-033316 Bill Hielscher 1992 IRRVOC TR, Mansfield, TX - 7.43% (Class B); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 54.79%, Norwest Investment Services, Inc. FBO 105797791, Minneapolis, MN - 30.54, Painewebber for the Benefit of Abigail L Bailey, Houston, TX - 10.54% (Class C);

Virginia Series - Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 8.01% (Class A); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 13.67% (Class
B); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 57.30%, Salomon Smith Barney Inc. 00125702176, New York, NY - 6.39%, FISERV Securities, Inc. FAO 17369815, Philadelphia, PA - 6.39% (Class C).

   A shareholder who beneficially owned, directly or indirectly, 25% or more of the Fund's voting securities may be deemed to be a "control person" (as defined in the 1940 Act) of the Fund.

                             MANAGEMENT ARRANGEMENTS


   Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global multibank financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

   The Manager provides management services pursuant to the Management Agreement (the "Agreement") between the Manager and the Fund. As to each Series, the Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Series, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, as to each Series, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of such Series' shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in the Act).


   The following persons are officers and/or directors of the Manager:
Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Thomas F. Eggers, Vice Chairman--Institutional and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman; William T. Sandalls, Jr., Executive Vice President; Stephen R. Byers, Senior Vice President; Patrice M. Kozlowski, Senior Vice President--Corporate Communications; Mark N. Jacobs, Vice President, General Counsel and Secretary; Diane P. Durnin, Vice President--Product Development; Mary Beth Leibig, Vice President--Human Resources; Theodore A. Schachar, Vice President--Tax; Wendy Strutt, Vice President; Ray Van Cott, Vice President--Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven G. Elliott, Martin G. McGuinn, Richard W. Sabo and Richard F. Syron, directors.

   The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the Code of Ethics' preclearance and disclosure procedures and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

   The Manager manages each Series' portfolio of investments in accordance with the stated policies of such Series, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Coleen Meehan, Richard
J. Moynihan, W. Michael Petty, Jill C. Shaffro, Scott Sprauer, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

   The Manager maintains office facilities on behalf of the Fund and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

   All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, shares of each Class are subject to an annual service fee and Class B and Class C shares are subject to an annual distribution fee. See "Distribution Plan and Shareholder Services Plan." Expenses attributable to a particular Series are charged against the assets of that Series; other expenses of the Fund are allocated among the Series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Series.


   As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.55% of the value of each Series' average daily net assets. For the fiscal years ended April 30, 1998, 1999 and 2000, the management fee payable, the reduction in such fee pursuant to undertakings in effect, and the net management fee paid by each Series was as set forth below:

Name of Series                      Management Fee Payable               Reduction  in Fee                     Net Fee Paid

                          1998        1999         2000         1998         1999        2000         1998         1999         2000
Connecticut Series     $2,056,770   $2,091,086   $1,918,534  $     0  $        0  $         0   $2,056,770   $2,091,086  $1,918,534
Florida Series          1,217,046    1,046,222      834,475        0           0       85,069    1,217,046    1,046,222     749,406
Georgia Series            136,699      126,319      106,141        0           0       58,144      136,699      126,319      47,997
Maryland Series         1,735,376    1,774,160    1,661,534        0           0            0    1,735,376    1,774,160   1,661,534
Massachusetts Series      382,683      380,345      335,169        0           0            0      382,683      380,345     335,169
Michigan Series           969,239      943,868      831,121        0           0            0      969,239      943,868     831,121
Minnesota Series          861,736      890,399      814,463        0           0            0      861,736      890,399     814,463
New Jersey Series          81,625       89,899       85,582    4,579           0       65,782       77,046       89,899      19,800
North Carolina Series     481,978      482,759      447,702        0           0            0      481,978      482,759     447,702
Ohio Series             1,599,166    1,619,028    1,481,538        0           0            0    1,599,166    1,619,028   1,481,538
Pennsylvania Series     1,513,450    1,484,169    1,326,793        0           0            0    1,513,450    1,484,169   1,326,793
Texas Series              442,275      441,230      373,352  145,790      56,145       98,727      296,485      385,085     274,625
Virginia Series           574,324      596,668      540,481  147,021           0            0      427,303      596,668     540,481





   The Manager has agreed that if in any fiscal year the aggregate expenses of each Series, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over such Series, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction of payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

   The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Series' net assets increases.

      Distributor. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.

   From August 23, 1994 through March 21, 2000, Premier Mutual Fund Services, Inc. ("Premier") acted as the Fund's distributor. Therefore, the disclosure below of amounts retained on the sale of the Fund for the fiscal years ended April 30, 1998 and 1999, and for the period from May 1, 1999 through March 21, 2000 refers to amounts retained by Premier and for the period from March 22, 2000 through April 30, 2000 refers to amounts retained by the Distributor from sales loads with respect to Class A, and from contingent deferred sales charges ("CDSCs") with respect to Class B and Class C, of each Series.

The disclosure below of amounts retained on the sale of the Fund for the fiscal year ended April 30, 2000 refers to the aggregate amount retained by the Distributor and Premier from sale loads with respect to Class A, and from CDSCs with respect to Class B and Class C for that period.


Name of Series                                      Class A

                                             Period from    Period from
                      Fiscal      Fiscal     May 1, 1999    March 22, 2000
                      Year Ended  Year Ended Through        through          Fiscal Year
                      1998        1999       March 21, 2000 April 30, 2000   Ended 2000
                      --------    --------   -------------- --------------   ----------
Connecticut Series    $24,947     $38,230    $18,410        $1,672           $20,082
Florida Series          6,983       5,671      3,996           151             4,147
Georgia Series            453       5,184      3,902         2,804             6,706
Maryland Series        20,191       4,932     16,963           119            17,082
Massachusetts Series    3,640      30,466      2,301           680             2,981
Michigan Series         8,197       9,695      6,205           492             6,697
Minnesota Series       11,909      12,720      6,465           158             6,623
New Jersey Series       1,456       2,222        769           137               906
North Carolina Series   4,367       3,489      4,269           329             4,598
Ohio Series            15,644      15,801      9,767            35             9,802
Pennsylvania Series    10,760      16,787     12,492           732            13,224
Texas Series            3,891       4,379      1,589           156             1,745
Virginia Series        14,139      12,457      4,269           329             4,598

Name of Series                                     Class B

                                             Period From    Period From
                     Fiscal Year  Fiscal     May 1, 1999    March 22, 2000
                     Ended        Year Ended through        through           Fiscal
                     1998         1999       March 21, 2000 April 30, 2000    Year Ended 2000
                     --------     --------   -------------- --------------      -----

Connecticut Series   $79,931      $56,410    $ 90,774       $10,153          $100,927
Florida Series        88,555       44,932      31,509        14,364            45,873
Georgia Series        29,318       28,422      23,766           750            24,516
Maryland Series       66,118       47,833     122,519        24,553           147,072
Massachusetts Series   6,252       14,587      13,240         2,228            15,468
Michigan Series       39,054       36,799      46,570        10,899            57,469
Minnesota Series      25,293       12,907      64,086        11,930            76,016
New Jersey Series     32,380       28,222      37,216        17,059            54,275
North Carolina        52,671       18,275      28,720         7,632            36,352
Series
Ohio Series           85,243       40,857     102,878        15,421           118,299
Pennsylvania Series   87,672       58,804      86,174        11,434            97,608
Texas Series          16,845       22,638      12,444        14,752            27,196
Virginia Series       37,262       31,316      43,576         3,474            47,050

Name of Series                                   Class C

                     Fiscal    Fiscal                                      Fiscal
                     Year      Year     May 1, 1999        March 22, 2000  Year
                     Ended     Ended    through            through         Ended
                     1998      1999     March 21, 2000     April 30, 2000  2000
                     ----      ----     --------------     --------------  ----
Connecticut Series    $ 50    $215      $ 3,635            $12             $ 3,647
Florida Series           0     297          248             10                 258
Georgia Series          20     10             0              0                   0
Maryland Series        247  3,350         9,126             63               9,189
Massachusetts Series     0      0         1,886              0               1,886
Michigan Series          0    522           580             25                 605
Minnesota Series         0    200           815              0                 815
New Jersey Series      100     36         1,108              0               1,108
North Carolina           0    249         1,450              0               1,450
Series
Ohio Series            150  1,146         1,170              0               1,170
Pennsylvania Series     42  2,904           404              0                 404
Texas Series             0    176         2,301              0               2,301
Virginia Series          0    400         1,805              0               1,805



      The Distributor, at its expense, may provide promotional incentives to dealers that sell shares of funds advised by the Manager which are sold with a sales load, such as the Dreyfus Premier Funds. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

      Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.


      The Bank of New York (the "Custodian"), 100 Church Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.



                                HOW TO BUY SHARES

      General. Fund shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.


      When purchasing Fund shares, you must specify which Series and Class is being purchased. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans. The Fund reserves the right to reject any purchase order.


      Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.

      The minimum initial investment is $1,000. Subsequent investments must be at least $100. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

      Fund shares may be purchased through Dreyfus-Automatic Asset Builder(R) and Dreyfus Government Direct Deposit Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.


      Each Series' shares are sold on a continuous basis. Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. For each Series, net asset value per share of each Class is computed by dividing the value of the net assets of the Series represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. Each Series' investments are valued by an independent pricing service approved by the Fund's Board and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value."


      If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

      Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.

   Using Federal Funds. The Transfer Agent or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into immediately available funds ("Federal Funds" (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank)) and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a Selected Dealer and his order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or a cash balance in his brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

      Class A Shares. The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:
                                Total Sales Load
                            ----------------------------------
Amount of Transaction         As a % of                             Dealers'
------------------------      Offering          As a % of Net     Reallowance as
                              Price Per         Asset Value          a % of
                                Share            Per Share       Offering Price
                            --------------
                                               ---------------  ----------------
Less than $50,000               4.50                4.70              4.25
$50,000 to less than            4.00                4.20              3.75
$100,000
$100,000 to less than           3.00                3.10              2.75
$250,000
$250,000 to less than           2.50                2.60              2.25
$500,000
$500,000 to less than           2.00                2.00              1.75
$1,000,000
$1,000,000 or more               -0-                -0-               -0-


      A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class A shares purchased by their clients that are subject to a CDSC.


      The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Code), although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.


   Set forth below is an example of the method of computing the offering price of each Series' Class A shares. The examples assume a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Series' Class A shares on April 30, 2000.


                                   Connecticut   Florida     Georgia    Maryland
                                      Series      Series     Series      Series
Class A Shares:
   NET ASSET VALUE, per share....     $11.21      $12.88     $12.83       $11.74
   Per Share Sales Charge - 4.5%
   of offering price (4.7% of net
   asset value per share)........        .53         .61        .60          .55
                                   ---------       ------     ------      ------
   Per Share Offering Price to        $11.74      $13.49     $13.43       $12.29
                                      ======      ======     ======       ======
   Public........................


                                                                New     North
                             Massachusetts Michigan  Minnesota  Jersey  Carolina
                                Series      Series     Series   Series  Series
 Class A Shares:
   NET ASSET VALUE, per
   share...................    $10.69        $14.32    $14.11   $11.74    $12.79
   Per Share Sales Charge -
   4.5%  of offering price
   (4.7% of net asset value
   per share)..............       .50            .67       .66        .55    .60
                               ------      --------- ---------  ----------------
   Per Share Offering Price
   to Public...............    $11.19        $14.99    $14.77   $12.29    $13.39
                               ======        ======    ======   ======    ======





                                     Ohio    Pennsylvania    Texas      Virginia
                                    Series      Series       Series      Series
Class A Shares:
   NET ASSET VALUE, per share....     $11.88     $14.94       $19.33      $15.84
   Per Share Sales Charge - 4.5%
   of offering price (4.7% of net
   asset value per share)........        .56        .70          .91         .74
                                   ---------  ---------      -------   ---------
   Per Share Offering Price to        $12.44     $15.64       $20.24      $16.58
                                      ======     ======       ======      ======
Public.......................


   Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing.

      Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

      Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by the Manager or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have been subject to an initial sales charge or a contingent deferred sales charge with respect to such redeemed shares.

      Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).


      Class B Shares. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Fund's Prospectus and in this Statement of Additional Information under "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares." The Distributor compensates certain Service Agents for selling Class B shares at the time of purchase from its own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.


      Approximately six years after the date of purchase, Class B shares of a Series automatically will convert to Class A shares of such Series, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.


      Class C Shares. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Shares." The Distributor compensates certain Service Agents for selling Class C shares at the time of purchase from its own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.

      Right of Accumulation--Class A Shares. Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Dreyfus Premier Family of Funds which are sold with a sales load, shares of certain other funds advised by the Manager or Founders Asset Management LLC ("Founders"), an affiliate of the Manager, which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares or shares of an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.0% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.


      To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

      Dreyfus TeleTransfer Privilege. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

      Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any day the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."

      Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                      DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

   Class B and Class C shares only are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.


   Distribution Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution Plan") with respect to the Class B and Class C shares of each Series, pursuant to which the Series pays the Distributor for distributing each such Class of shares a fee at the annual rate of 0.50% of the value of the average daily net assets of Class B and 0.75% of the value of the average daily net assets of Class C. The Fund's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and the holders of the Series' relevant Class of shares.

   A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B or Class C shares may bear for distribution pursuant to the Distribution Plan without such shareholders' approval and that other material amendments of the Distribution Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the relevant Class of shares of a Series, the Distribution Plan may be terminated at any time (i) by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or
(ii) by vote of the holders of a majority of the outstanding shares of such Class of the Series.

      For the period from May 1, 1999 through March 21, 2000, each Series paid Premier, and for the period from March 22, 2000 through April 30, 2000, each Series paid the Distributor, and for the fiscal year ended April 30, 2000, each Series paid Premier and the Distributor in the aggregate, with respect to the Series' Class B and Class C pursuant to the Distribution Plan, the following amounts:


                       Amount Paid         Amount Paid by
                       by Class B to       Class B to the              Total Amount Paid by
                       Premier for Period  Distributor for             Class B to both Premier
                       from May 1, 1999    Period from                 and the Distributor for
                       through March       March 22, 2000              fiscal year ended
    Name of Series     21, 2000            through April 30, 2000      April 30, 2000
    --------------     ------------        ----------------------      ------------------------



Connecticut Series     $ 222,404                 $23,310                $245,714
Florida Series            88,634                   8,111                  96,745
Georgia Series            39,090                   3,728                  42,818
Maryland Series          225,598                  27,766                 253,364
Massachusetts Series      24,883                   2,650                  27,533
Michigan Series           78,918                   7,430                  86,348
Minnesota Series          96,405                   8,172                 104,577
New Jersey Series         46,569                   4,781                  51,350
North Carolina Series    120,221                  11,102                 131,323
Ohio Series              209,556                  21,801                 231,357
Pennsylvania Series      234,294                  21,873                 256,167
Texas Series              52,788                   4,319                  57,107
Virginia Series          117,412                  11,684                 129,096


                       Amount Paid         Amount Paid by
                       by Class C to       Class C to the              Total Amount Paid by
                       Premier for Period  Distributor for             Class C to both Premier
                       from May 1, 1999    Period from                 and the Distributor for
                       through March       March 22, 2000              fiscal year ended
    Name of Series     21, 2000            through April 30, 2000      April 30, 2000
    --------------     ------------        ----------------------      ------------------------

Connecticut Series     $29,146                    $3,488                 $32,634
Florida Series           2,657                       377                   3,034
Georgia Series             367                        73                     440
Maryland Series         19,513                     2,402                  21,915
Massachusetts Series     1,412                       119                   1,531
Michigan Series          9,665                       908                  10,573
Minnesota Series         7,073                       888                   7,961
New Jersey Series        1,960                       258                   2,218
North Carolina Series    3,498                       582                   4,080
Ohio Series             16,094                     2,487                  18,581
Pennsylvania Series      6,548                     1,031                   7,579
Texas Series             3,808                       203                   4,011
Virginia Series         20,142                     2,501                  22,643

   Shareholder Services Plan. The Fund has adopted a Shareholder Services Plan, pursuant to which each Series pays the Distributor for the provision of certain services to the holders of its Class A, Class B and Class C shares a fee at the annual rate of 0.25% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect to these services.

   A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. As to each Series, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.


      For the period from May 1, 1999 through March 21, 2000, each Series paid Premier, and for the period from March 22, 2000 through April 30, 2000, each Series paid the Distributor, and for the fiscal year ended April 30, 2000, each Series paid Premier and the Distributor in the aggregate, with respect to the Series' Class A, Class B and Class C pursuant to the Shareholder Services Plan, the following amounts:




                                 Amount Paid to         Amount Paid to the
                                 Premier for Period     Distributor for Period     Total Amount Paid to both
                                 from May 1, 1999       from March 22, 2000        Premier and the Distributor for
                                 through March 21,      through April 30, 2000     fiscal year ended April 30,
                                 2000 with respect to   with respect to            2000 with respect to
                                 Class A                Class A                    Class A
 Name of Series

Connecticut Series                $662,332               $75,994                    $738,326
Florida Series                     297,105                32,818                     329,923
Georgia Series                      23,437                 3,253                      26,690
Maryland Series                    553,172                68,083                     621,255
Massachusetts Series               124,073                13,999                     138,072
Michigan Series                    297,049                34,035                     331,084
Minnesota Series                   283,200                32,068                     315,268
New Jersey Series                   11,136                 1,351                      12,487
North Carolina Series              121,166                15,314                     136,480
Ohio Series                        495,804                55,750                     551,554
Pennsylvania Series                422,493                49,985                     472,478
Texas Series                       125,290                14,525                     139,815
Virginia Series                    155,166                18,411                     173,577

                                 Amount Paid to         Amount Paid to the         Total Amount Paid to both
                                 Premier for Period     Distributor for Period     Premier and the
                                 from May 1, 1999       from March 22, 2000        Distributor for fiscal
                                 through March 21,      through April 30, 2000     year ended April 30, 2000
                                 2000 with respect to   with respect to            with respect to
                                 Class B                Class B                    Class B
        Name of Series

Connecticut Series                 $111,202               $11,655                    $122,857
Florida Series                       44,318                 4,055                      48,373
Georgia Series                       19,545                 1,864                      21,409
Maryland Series                     112,799                13,883                     126,682
Massachusetts Series                 12,442                 1,325                      13,767
Michigan Series                      39,459                 3,715                      43,174
Minnesota Series                     48,203                 4,086                      52,289
New Jersey Series                    23,284                 2,391                      25,675
North Carolina Series                60,110                 5,551                      65,661
Ohio Series                         104,778                10,901                     115,679
Pennsylvania Series                 117,147                10,937                     128,084
Texas Series                         26,394                 2,160                      28,554
Virginia Series                      58,706                 5,842                      64,548


                                 Amount Paid to         Amount Paid to the         Total Amount Paid to both
                                 Premier for Period     Distributor for Period     Premier and the
                                 from May 1, 1999       from March 22, 2000        Distributor for fiscal
                                 through March 21,      through April 30, 2000     year ended April 30, 2000
                                 2000 with respect to   with respect to            with respect to
                                 Class C                Class C                    Class C
        Name of Series

Connecticut Series                 $9,715                 $1,163                     $10,878
Florida Series                        885                    126                       1,011
Georgia Series                        123                     24                         147
Maryland Series                     6,504                    801                       7,305
Massachusetts Series                  470                     40                         510
Michigan Series                     3,221                    303                       3,524
Minnesota Series                    2,358                    296                       2,654
New Jersey Series                     653                     86                         739
North Carolina Series               1,166                    194                       1,360
Ohio Series                         5,364                    829                       6,193
Pennsylvania Series                 2,182                    344                       2,526
Texas Series                        1,269                     68                       1,337
Virginia Series                     6,714                    834                       7,548




                              HOW TO REDEEM SHARES


   General. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder(R) and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone or pursuant to the Dreyfus TeleTransfer Privilege, for a period of eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder(R) order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.


      Contingent Deferred Sales Charge--Class B Shares. A CDSC is paid to the Distributor on any redemption of Class B shares of a Series which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of such Series held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of the Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares of such Series held by you at the time of redemption.

      If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Series' performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

      In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years for the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

      The following table sets forth the rates of the CDSC for Class B shares, except for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996:

Year Since                             CDSC as a % of
Purchase Payment                     Amount Invested or
Was Made                            Redemption Proceeds

First............................           4.00
Second...........................           4.00
Third............................           3.00
Fourth...........................           3.00
Fifth............................           2.00
Sixth............................           1.00

      The following table sets forth the rates of the CDSC for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996:

Year Since                             CDSC as a % of
Purchase Payment                     Amount Invested or
Was Made                            Redemption Proceeds

First............................           3.00
Second...........................           3.00
Third............................           2.00
Fourth...........................           2.00
Fifth............................           1.00
Sixth............................           0.00

      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for shareholders beneficially owning Class B shares on November 30, 1996); then of amounts representing the cost of shares purchased six years (five years for shareholders beneficially owning Class B shares on November 30, 1996) prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period (five-year period for shareholders beneficially owning Class B shares on November 30, 1996).

      For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

      Contingent Deferred Sales Charge--Class C Shares. A CDSC of 1% is paid to the Distributor on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.

      Waiver of CDSC. The CDSC will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor exceeds $1,000,000, (c) redemptions as a result of a combination of any investment company with the relevant Series by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Fund's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

      To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.


      Checkwriting Privilege - Class A Only. The Fund provides redemption checks ("Checks") to investors in Class A shares automatically upon opening an account unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional Class A shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.


      You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

      Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the Class A shares in the investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.


      This Privilege will be terminated immediate, without notice, with respect to any account which is, or becomes, subject to back up withholding. Any Check written on an account which has become subject to back up withholding on redemptions will not be honored by the Transfer Agent.


      Redemption Through a Selected Dealer. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

      In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

      Reinvestment Privilege. Upon written request, you may reinvest up to the number of Class A or Class B shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A shares if such shares were subject to a CDSC, your account will be credited with an amount equal to CDSC previously paid upon redemption of the Class A or Class B shares reinvested. The Reinvestment Privilege may be exercised only once.


      Dreyfus TeleTransfer Privilege. You may request by telephone that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account not more than $500,000 within any 30-day period. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."


    Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.


      Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of a Series, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Series' net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Series to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Series' portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.


      Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                              SHAREHOLDER SERVICES


     Fund Exchanges. Clients of certain Service Agents may purchase, in exchange for shares of a Series, shares of the same Class of one of the other Series or of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in such client's state of residence. Shares of the same Class of such other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:


      A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

      B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

      D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

      E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

      To accomplish an exchange under item D above, your Service Agent must notify the Transfer Agent of your prior ownership of such Class A shares and your account number.

      You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares for an Exchange Account only can be made into certain other funds managed or administered by the Manager. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege, Dreyfus Dividend Sweep and the Automatic Withdrawal Plan.

      To request an exchange, your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

      To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment being required for shares of the same Class of the fund into which the exchange is being made.


      Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Series, shares of the same Class of one of the other Series or of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.


      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having identical names and other identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

      Dreyfus-Automatic Asset Builder(R). Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

      Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.


      Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:


      A. Dividends and distributions paid with respect to Class A shares by a fund may be invested without imposition of a sales load in Class A shares of other funds offered without a sales load.

      B. Dividends and distributions paid with respect to Class A shares by a fund which does not charge a sales load may be invested in Class A shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Dividends and distributions paid with respect to Class A shares by a fund which charges a sales load may be invested in Class A shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference will be deducted.

      D. Dividends and distributions paid by a fund with respect to Class B or Class C shares may be invested without imposition of any applicable CDSC in the same Class of shares of other funds and the relevant Class of shares of such other funds will be subject on redemption to any applicable CDSC.

      Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

      Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


      No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% the greater of: (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.


      Letter of Intent--Class A Shares. By signing a Letter of Intent form, which can be obtained by calling 1-800-554-4611, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

      The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchase pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.


                        DETERMINATION OF NET ASSET VALUE


   Valuation of Portfolio Securities. Each Series' investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any), Shareholder Services Plan fees, and with respect to Class B and Class C shares only Distribution Plan fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of each Series' shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.


      New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


   Management believes that each Series qualified for the fiscal year ended April 30, 2000 as a "regulated investment company" under the Code. Each Series intends to continue to so qualify, if such qualification is in the best interests of its shareholders. As a regulated investment company, a Series will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, a Series must distribute to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), and must meet certain asset diversification and other requirements. If a Series did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


   Each Series ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Shares begin earning income dividends on the day Federal Funds are received by the Transfer Agent. If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends. If your payment is not made in Federal Funds, it must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.


   Each Series' earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last business day of each month and are automatically reinvested in additional shares of the Series and the same Class from which they were paid at net asset value without a sales load or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

   If you elect to receive dividends and distributions in cash and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   If, at the close of each quarter of its taxable year, at least 50% of the value of a Series' total assets consists of Federal tax exempt obligations, then the Series may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Series from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.


   Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated under "Distributions and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder has not held his shares for more than six months (or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

   Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains or losses. However, all or a portion of the gains realized from the disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of any gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

   Gain or loss, if any, realized by a Series from certain financial futures and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of a Series' taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to a Series as described above.

   Offsetting positions held by a Series involving certain futures and options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by a Series, losses realized by a Series may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by a Series may constitute "mixed straddles." A Series may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

   If a Series either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Series generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Series enters into the financial position or acquires the property, respectively.

   Investment by a Series in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Series to recognize income prior to the receipt of cash payment. For example, a Series could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Series may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

   State and Local Tax Treatment. Each Series will invest primarily in Municipal Obligations of the State after which the Series is named. Except to the extent specifically noted below, dividends by a Series are not subject to an income tax by such State to the extent that the dividends are attributable to interest on such Municipal Obligations. However, some or all of the other dividends or distributions by a Series may be taxable by those States that have income taxes, even if the dividends or distributions are attributable to income of the Series derived from obligations of the United States or its agencies or instrumentalities.

   The Fund anticipates that a substantial portion of the dividends paid by each Series will not be subject to income tax of the State after which the Series is named. However, to the extent that you are obligated to pay State or local taxes outside of such State, dividends earned by an investment in such Series may represent taxable income. Also, all or a portion of the dividends paid by a Series that are not subject to income tax of the State after which the Series is named may be a preference item for such State's alternative minimum tax (where imposed). Finally, you should be aware that State and local taxes, other than those described above, may apply to the dividends, distributions or shares of a Series.

   The paragraphs below discuss the State tax treatment of dividends and distributions by each Series to residents of the State after which the Series is named. Investors should consult their own tax advisers regarding specific questions as to Federal, State and local taxes.

   Connecticut Series. Dividends by the Series that qualify as exempt-interest dividends for Federal income tax purposes are not subject to the Connecticut income tax, imposed on individuals, trusts and estates, to the extent that such dividends are derived from income received by the Series as interest from Connecticut Municipal Obligations or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing. In the case of shares held as a capital asset, dividends that qualify as capital gain dividends for Federal income tax purposes are not subject to the Connecticut income tax to the extent they are derived from Connecticut Municipal Obligations. Dividends derived from other sources are subject to the Connecticut income tax. In the case of a shareholder subject to the Connecticut income tax and required to pay the Federal alternative minimum tax, the portion of exempt-interest dividends paid by the Series that is derived from income received by the Series as interest from Connecticut Municipal Obligations or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing is not subject to the net Connecticut minimum tax even if treated as a preference item for purposes of the Federal alternative minimum tax.

   Dividends qualifying as exempt-interest dividends or capital gain dividends for Federal income tax purposes that are distributed by the Series to entities subject to the Connecticut corporation business tax are not exempt from that tax.

   The shares of the Series are not subject to property taxation by the State of Connecticut or its political subdivisions.

   Florida Series. Dividends or distributions by the Series to a Florida individual resident are not taxable by Florida. However, Florida imposes an intangible personal property tax on shares of the Series owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from the tax.


   The Fund has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that Florida Series' shares owned by a Florida resident will be exempt from the intangible personal property tax so long as the Series' portfolio includes only assets, such as notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, the United States Government, and its agencies, Puerto Rico, Guam, and the U.S. Virgin Islands, and other assets which are exempt from that tax.

   Dividends qualifying as exempt-interest dividends for Federal income tax purposes as well as other Federally taxable dividends and distributions that are distributed by the Series to entities taxed as corporations under Florida law may not be exempt from the Florida corporate income tax.


      Georgia Series. Dividends and distributions by the Georgia Series to a Georgia resident that are attributable to interest on Georgia Municipal Obligations or direct obligations of the United States and its territories and possessions are not subject to the State of Georgia income tax. Dividends or other distributions by the Series which are attributable to other sources, including all distributions that qualify as capital gains dividends for Federal income tax purposes, are subject to the State of Georgia income tax at the applicable rate.

      The Georgia intangibles tax previously imposed upon certain intangible personal property has been repealed, effective as of January 1, 1996. Accordingly, shares of the Georgia Series will not be subject to an intangibles tax in Georgia.

      Maryland Series. Dividends and distributions by the Series to a Maryland resident (including individuals, corporations, estates or trusts who are subject to Maryland state and local income tax) will not be subject to income tax in Maryland to the extent that such dividends or distributions (a) qualify, for Federal income tax purposes, as exempt-interest dividends of a regulated investment company and are attributable to (i) interest on Maryland Municipal Obligations or (ii) interest on obligations of the United States or an authority, commission, instrumentality, possession or territory of the United States, or (b) are attributable to gain realized by the Series from the sale or exchange of Maryland Municipal Obligations or obligations of the United States or an authority, commission or instrumentality thereof. To the extent that distributions by the Series are attributable to sources other than those described above, such as (x) interest on obligations issued by states other than Maryland or (y) income from repurchase agreements, such distributions will not be exempt from Maryland state and local income taxes. In addition, any gain realized by a shareholder upon a redemption or exchange of Series shares will be subject to Maryland taxation.

   Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Series to purchase or carry shares of the Series will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

   If the Series fails to qualify as a regulated investment company, the Series would be subject to corporate Maryland income tax and distributions generally would be taxable as ordinary income to the shareholders.

   Individuals will not be subject to personal property tax on their shares of the Maryland Series.

   Massachusetts Series. Dividends by the Series to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent that the dividends are attributable to income received by the Series from Massachusetts Municipal Obligations or direct U.S. Government obligations, and are properly designated as such. Distributions of capital gain dividends by the Series to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent such distributions are attributable to gain from the sale of certain Massachusetts Municipal Obligations the gain from which is exempt from the Massachusetts personal income tax, and the distributions are properly designated as such. Dividends or distributions by the Series to a Massachusetts resident that are attributable to most other sources are subject to the Massachusetts personal income tax. In addition, distributions from the Series may be included in the net income measure of the corporate excise tax for corporate shareholders who are subject to the Massachusetts corporate excise tax. In 1994, the Massachusetts personal income tax statute was modified to provide for graduated rates of tax (with some exceptions) on gains from the sale or exchange of capital assets held for more than one year based on the length of time the asset has been held since January 1, 1995. The Massachusetts Department of Revenue has released proposed regulations providing that the holding period of the mutual fund (rather than that of its shareholders) will be determinative for purposes of applying the revised statute to shareholders that receive capital gain distributions, so long as the mutual fund separately designates the amount of such distributions attributable to each of six classes of gains from the sale or exchange of capital assets held for more than one year in a notice provided to shareholders and the Commissioner of Revenue on or before March 1 of the calendar year after the calendar year of such distributions. In the absence of such notice, the holding period of the assets giving rise to such gains is deemed to be more than one but not more than two years. Shareholders should consult their tax advisers with respect to the Massachusetts tax treatment of capital gain distributions from the Series.

   The shares of the Series are not subject to property taxation by Massachusetts or its political subdivisions.

   Michigan Series. Dividends by the Series to a Michigan resident individual are not subject to the Michigan personal income tax to the extent that the dividends are attributable to income received by the Series as interest from the Series' investment in Michigan Municipal Obligations, obligations of U.S. possessions, as well as direct U.S. Government obligations.

   For Michigan personal income tax purposes, the proportionate share of dividends from the Series' net investment income from other than Michigan Municipal Obligations and from distributions from any short-term or long-term capital gains will be included in Michigan taxable income. Additionally, for Michigan personal income tax purposes, any gain or loss realized when the shareholder sells or exchanges Series' shares will be included in Michigan taxable income.

   Persons engaging in business activities in Michigan may be subject to the Michigan Single Business Tax and should consult their tax advisers with respect to the application of such tax in connection with an investment in the Series.

   Minnesota Series. Dividends paid by the Series to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Series as interest from Minnesota Municipal Obligations, provided such attributable dividends represent 95% or more of the exempt-interest dividends that are paid by the Series. Moreover, dividends paid by the Series to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Series as interest from a Series' investment in direct U.S. Government obligations. Dividends and distributions by the Series to a Minnesota resident that are attributable to most other sources are subject to the Minnesota personal income tax. Dividends and distributions from the Series will be included in the determination of taxable net income of corporate shareholders who are subject to Minnesota income (franchise) taxes. In addition, dividends attributable to interest received by the Series that is a preference item for Federal income tax purposes, whether or not such interest is from a Minnesota Municipal Obligation, may be subject to the Minnesota alternative minimum tax.

   The shares of the Series are not subject to property taxation by Minnesota or its political subdivisions.

   New Jersey Series. The New Jersey Series is a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that (i) the Series is an investment company registered with the Securities and Exchange Commission which, for the calendar year in which the dividends and distributions (if any) are paid, has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures and forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indices related thereto and (ii) at the close of each quarter of the taxable year, the Series has not less than 80% of the aggregate principal amount of all of its investments excluding financial options, futures and forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations, including obligations of Puerto Rico, the Virgin Islands and other territories and possessions of the United States and certain other specified securities exempt from New Jersey income taxes. Additionally, a qualified investment fund must comply with certain continuing reporting requirements.

   If the New Jersey Series continues to qualify as a qualified investment fund and the Series complies with its reporting obligations, (a) dividends and distributions by the New Jersey Series to a New Jersey resident individual shareholder will not be subject to New Jersey gross income tax to the extent that the dividends and distributions are attributable to income earned by the Series as interest on or gain from New Jersey Municipal Obligations, and (b) gain from the sale of New Jersey Series shares by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax. Shares of the New Jersey Series are not subject to property taxation by New Jersey or its political subdivisions. To the extent that you are subject to state and local taxes outside of New Jersey, dividends and distributions earned by an investment in the New Jersey Series may represent taxable income.

   North Carolina Series. Dividends paid by the Series to a North Carolina resident that are attributable to interest on North Carolina Municipal Obligations or direct U.S. Government obligations are not subject to the North Carolina income tax. Dividends or distributions attributable to gain realized by the Series from the sale or exchange of certain North Carolina Municipal Obligations issued before July 1, 1995 will not be included in the North Carolina taxable income of a resident individual, trust or estate. Other dividends or distributions which are attributable to net realized securities gains and most other sources are subject to the North Carolina income tax at the applicable rate. Gain realized by a North Carolina resident shareholder from the sale or exchange of an interest held in the North Carolina Series also will be subject to the North Carolina income tax at the applicable rate.

   The North Carolina intangibles tax previously imposed upon certain intangible personal property was repealed, as of January 1, 1995. Accordingly, shares of the North Carolina Series will not be subject to an intangibles tax in North Carolina.

   To the extent that dividends or distributions from the North Carolina Series increase the surplus of a corporate shareholder required to file a North Carolina franchise tax return, such increase in the surplus will be subject to the North Carolina franchise tax.

   Ohio Series. Dividends paid by the Series to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, are not subject to Ohio state and local income taxes or the net income basis of the Ohio Corporation Franchise Tax to the extent that such dividends are attributable to income received by the Series as interest from Ohio Municipal Obligations and direct obligations of the United States, certain Federal agencies and certain U.S. territories. Dividends or distributions paid by the Series to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, that are attributable to most other sources are subject to Ohio state and local income taxes and are includible in the net income basis of the Ohio Corporation Franchise Tax. The shares of the Series are not subject to property taxation by the State of Ohio or its political subdivisions, except when held by a "dealer in intangibles" (generally, a person in the lending or brokerage business), a decedent's estate, an Ohio insurance company, or a corporation (other than certain holding companies) taxed on the net worth basis of the Ohio Corporation Franchise Tax.

   Pennsylvania Series. Dividends by the Series will not be subject to the Pennsylvania personal income tax to the extent that the dividends are attributable to interest received by the Series from its investments in Pennsylvania Municipal Obligations and U.S. Government obligations, including obligations issued by U.S. possessions. Dividends by the Series will not be subject to the Philadelphia School District investment income tax to the extent that the dividends are attributable to interest received by the Series from its investments in Pennsylvania Municipal Obligations and U.S. obligations, including obligations issued by U.S. possessions. Dividends or distributions by the Series to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania personal income tax and (for residents of Philadelphia) to the Philadelphia School District investment net income tax.

   Dividends paid by the Series which are considered "exempt-interest dividends" for Federal income tax purposes are not subject to the Pennsylvania Corporate Net Income Tax, but other dividends or distributions paid by the Series may be subject to that tax. An additional deduction from Pennsylvania taxable income is permitted for dividends or distributions paid by the Series attributable to interest received by the Series from its investments in Pennsylvania Municipal Obligations and U.S. Government obligations to the extent included in Federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the Federal income tax return that would not have been allowed under the Code if the interest were exempt from Federal income tax. Series shares are considered exempt assets (with a pro rata exclusion based on the value of the Series attributable to its investments in Pennsylvania Municipal Obligations and U.S. Government obligations, including obligations issued by U.S. possessions) for purposes of determining a corporation's capital stock value subject to the Pennsylvania Capital Stock/Franchise Tax.

   Texas Series. All dividends and distributions by the Series to Texas resident individuals are not subject to taxation by Texas. However, Texas enacted significant changes to its corporate franchise tax law for reporting years beginning January 1, 1992 and thereafter. These changes include the imposition of a tax measured by earned surplus, in addition to the previously existing tax on a corporation's capital. The earned surplus component of the Texas franchise tax is applicable only to the extent that it exceeds the taxable capital component of the franchise tax. For Texas franchise tax purposes, earned surplus is computed by reference to Federal taxable income. Thus, any amounts subject to Federal income tax that are payable by the Series to corporations doing business in or incorporated in Texas generally will be included in the earned surplus component of the Texas franchise tax, to the extent such earned surplus is apportioned to Texas. Dividends and other distributions not subject to Federal income tax generally will be excluded from the calculation of the earned surplus component of the franchise tax.

   Both the capital tax and earned surplus tax components of the Texas franchise tax are computed by reference to the portion of the corporation's capital or earned surplus, respectively, based on the corporation's gross receipts derived from Texas. To the extent dividend and interest payments are made by a corporation not incorporated in Texas, or another type of entity not legally domiciled in Texas, such dividends and payments are not considered to be Texas sourced receipts for franchise tax apportionment purposes.

   Effective with franchise tax reports originally due after January 1, 1994 (which are based upon accounting years ending in 1993), other taxable distributions from the Series to corporations doing business in or incorporated in Texas (such as the proceeds resulting from net gain upon the sale of Series bonds) may be allocable to Texas as Texas sourced gross receipts for the earned surplus component of the franchise tax if: (1) the activities of the recipient corporation do not have a sufficient unitary connection with that corporation's other activities conducted within the state giving rise to the underlying sale of such assets; and (2) the recipient corporation has its commercial domicile in Texas. Although there were attempts made ruing the 1997 legislative session to extend the franchise tax to entities other than corporations and limited liability companies, no such changes occurred then or during the 1999 legislative session.

   The shares of the Series are not subject to property taxation by Texas or its political subdivisions.

   Virginia Series. Subject to the provisions discussed below, dividends paid to shareholders and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will be exempt from Virginia income tax. Dividends paid to shareholders by the Series and derived from interest on debt obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands and Guam) will be exempt from Virginia income tax. To the extent any portion of the dividends are derived from interest on debt obligations other than those described above, such portion will be subject to Virginia income tax even though it may be excludable from gross income for Federal income tax purposes.

   Generally, dividends distributed to shareholders by the Series and derived from capital gains will be taxable to the shareholders. To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Series will flow through to its shareholders regardless of how long the shareholders have held their shares. Capital gains distributed to shareholders derived from Virginia obligations issued pursuant to special Virginia enabling legislation that provides a specific exemption for such gains will be exempt from Virginia income tax. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for Virginia income tax purposes.

   As a regulated investment company, the Series may distribute dividends that are exempt from Virginia income tax to its shareholders if the Series satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law. If the Series fails to qualify, no part of its dividends will be exempt from Virginia income tax.

   When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the shareholders unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated. Generally, this determination must be made for each distribution to each shareholder. The Virginia Department of Taxation has adopted a policy, however, of allowing shareholders to exclude from Virginia taxable income the exempt portion of distributions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Series receives taxable income, the Series must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may exclude from Virginia taxable income the exempt portion of the distribution from the Series.


                             PORTFOLIO TRANSACTIONS

   Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

   Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Series or other funds managed, advised or administered by the Manager or its affiliates.


   Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the Manager's opinion that the receipt and study of such services should not reduce the overall expenses of its research department.


   Each Series anticipates that its annual portfolio turnover rate generally will not exceed 100%, but the turnover rate will not be a limiting factor when a Series deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, a Series' annual portfolio turnover rate may exceed 100% in particular years.


                             PERFORMANCE INFORMATION


   The current yield for the 30-day period ended April 30, 2000, for Class A, Class B and Class C of each Series was as follows:


                           Current      Net of Absorbed
Name of Series              Yield           Expenses1
--------------              -----     --------------

Class A:
-------
Connecticut Series           4.75%              -
Florida Series               4.81            4.53%
Georgia Series               4.45            4.28
Maryland Series              5.04               -
Massachusetts Series         4.41               -
Michigan Series              4.44               -
Minnesota Series             4.71               -
New Jersey Series            5.07            4.60
North Carolina Series        4.77               -
Ohio Series                  4.41               -
Pennsylvania Series          5.01               -
Texas Series                 4.81            4.70
Virginia Series              4.78               -
----------------------------

1 This column sets forth current yield had certain expenses for the indicated Series not been absorbed.

                           Current      Net of Absorbed
Name of Series              Yield           Expenses1
--------------              -----     --------------

Class B:
-------
Connecticut Series           4.45%             -
Florida Series               4.54            4.24%
Georgia Series               4.16            3.99
Maryland Series              4.76              -
Massachusetts Series         4.08              -
Michigan Series              4.15              -
Minnesota Series             4.38              -
New Jersey Series            4.77            4.32
North Carolina Series        4.47              -
Ohio Series                  4.11              -
Pennsylvania Series          4.72              -
Texas Series                 4.54            4.42
Virginia Series              4.50              -
-----------

1 This column sets forth current yield had certain expenses for the indicated Series not been absorbed.

                           Current      Net of Absorbed
Name of Series              Yield           Expenses1
--------------              -----     --------------

Class C:
-------
Connecticut Series           4.21%             -
Florida Series              4.21             3.87%
Georgia Series              3.85             3.73
Maryland Series             4.53               -
Massachusetts Series        3.82               -
Michigan Series             3.90               -
Minnesota Series            4.13               -
New Jersey Series           4.56             4.10
North Carolina Series       4.15               -
Ohio Series                 3.82               -
Pennsylvania Series         4.48               -
Texas Series                4.33             4.11
Virginia Series             4.29               -

----------------------------

1 This column sets forth current yield had certain expenses for the indicated Series not been absorbed.

Current yield is computed pursuant to a formula which operates as follows: The amount of each Series' expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Series during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value (or maximum offering price in the case of Class A) per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.


   Based upon the 2000 combined (except where noted) Federal and applicable State tax rate specified below, the tax equivalent yield for the 30-day period ended April 30, 2000 for Class A, Class B and Class C of each Series was as follows:
                                      Tax Equivalent   Net of Absorbed
Name of Series           Tax Rate          Yield         Expenses1
--------------           --------     --------------  --------------

Class A:
-------
Connecticut Series          42.32%         8.24%              -
Florida Series2             39.60          7.96               7.50%
Georgia Series              43.22          7.84               7.54
Maryland Series             42.53          8.77               -
Massachusetts Series        43.13          7.75               -
Michigan Series             42.20          7.68               -
Minnesota Series            44.43          8.48               -
New Jersey Series           43.45          8.97               8.13
North Carolina              44.28          8.56               -
Series
Ohio Series                 44.13          7.89               -
Pennsylvania Series         41.29          8.53               -
Texas Series2               39.60          7.96               7.78
Virginia Series             43.07          8.40               -
---------------------------

1 This column sets forth tax equivalent yield had certain expenses for the indicated Series not been absorbed.
2  Federal tax rate only.  No state personal income tax imposed during 2000.





                                      Tax Equivalent    Net of Absorbed
Name of Series           Tax Rate         Yield           Expenses1
--------------           --------     ------------      -------------

Class B:
-------
Connecticut Series           42.32%       7.71%              -
Florida Series2              39.60        7.52             7.02%
Georgia Series               43.22        7.33             7.03
Maryland Series              42.53        8.28               -
Massachusetts Series         43.13        7.17               -
Michigan Series              42.20        7.18               -
Minnesota Series             44.43        7.88               -
New Jersey Series            43.45        8.44             7.64
North Carolina               44.28        8.02               -
Series
Ohio Series                  44.13        7.36               -
Pennsylvania Series          41.29        8.04               -
Texas Series2                39.60        7.52             7.32
Virginia Series              43.07        7.90               -
---------------------------

1 This column sets forth tax equivalent yield had certain expenses for the indicated Series not been absorbed.
2  Federal tax rate only.  No state personal income tax imposed during 2000.

                                      Tax Equivalent    Net of Absorbed
Name of Series           Tax Rate         Yield            Expenses1
                         -----------   --------------   ---------------

Class C:
-------
Connecticut Series          42.32%         7.30%             -
Florida Series2             39.60          6.97            6.41%
Georgia Series              43.22          6.78            6.57
Maryland Series             42.53          7.88              -
Massachusetts Series        43.13          6.72              -
Michigan Series             42.20          6.75              -
Minnesota Series            44.43          7.43              -
New Jersey Series           43.45          8.06            7.25
North Carolina              44.28          7.45              -
Series
Ohio Series                 44.13          6.84              -
Pennsylvania Series         41.29          7.63              -
Texas Series2               39.60          7.17            6.80
Virginia Series             43.07          7.54              -


1 This column sets forth tax equivalent yield had certain expenses for the indicated Series not been absorbed.
2  Federal tax rate only.  No state personal income tax imposed during 2000.

Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax-exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Series that is not tax-exempt.

   The tax equivalent yield noted above represents the application of the highest marginal personal tax rates currently in effect. For Federal personal income tax purposes, a 39.60% tax rate has been used. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

   The average annual total return for the periods indicated for Class A of each Series was as follows:



                       1-year period        5-year period          10-year period
Name of Series        ended April 30,2000   ended April 30,2000    ended April 30, 2000
--------------        --------------------  --------------------  ---------------------

Connecticut Series             -7.44%         4.30%                6.12%
Florida Series                 -7.54          2.96                 5.82
Georgia Series                 -7.02          3.78                 4.82(1)
Maryland Series                -7.95          4.07                 6.15
Massachusetts Series           -7.77          3.85                 6.11
Michigan Series                -6.92          4.08                 6.51
Minnesota Series               -6.86          3.50                 5.94
New Jersey Series              -9.24          3.22                 3.72(2)
North Carolina                 -7.74          4.37                 5.803
Series
Ohio Series                    -6.46          4.06                 6.32
Pennsylvania Series            -7.59          4.32                 6.57
Texas Series                   -7.96          4.50                 6.84
Virginia Series                -8.01          4.46                 6.08(3)
----------------------------

1  For the 7.66 year period ended April 30, 2000.
2  For the 6.00 year period ended April 30, 2000.
3  For the 8.76 year period ended April 30, 2000.

   The average annual total return for the periods indicated since the initial offering for Class B of each Series was as follows:

                       1-year period            5-year period           7.30-year period
Name of Series         ended April 30, 2000     ended April 30, 2000    ended April 30, 2000
--------------         --------------------    --------------------    ---------------------
Connecticut Series              -7.31%               4.37%               4.81%
Florida Series                  -7.36                3.06                4.08
Georgia Series                  -7.02                3.88                4.72
Maryland Series                 -7.74                4.17                4.70
Massachusetts Series            -7.59                3.95                4.55
Michigan Series                 -6.66                4.20                5.06
Minnesota Series                -6.66                3.59                4.53
New Jersey Series               -9.03                3.33                3.87(1)
North Carolina Series           -7.55                4.48                4.77
Ohio Series                     -6.37                4.14                4.81
Pennsylvania Series             -7.36                4.43                5.06
Texas Series                    -7.75                4.61                5.42
Virginia Series                 -7.86                4.55                5.00

1  For the 6.00 year period ended April 30, 2000.

   The average annual total return for the periods indicated since the initial offering for Class C of each Series was as follows:

                                   1-year period         4.72-year period
Name of Series                  ended April 30, 2000   ended April 30, 2000
--------------                  --------------------   --------------------

Connecticut Series                       -4.80%                  4.24%
Florida Series                           -4.89                   2.78
Georgia Series                           -4.44                   3.64
Maryland Series                          -5.23                   4.00
Massachusetts Series                     -5.07                   3.85
Michigan Series                          -4.14                   4.15
Minnesota Series                         -4.22                   3.48
New Jersey Series                        -6.55                   2.04(1)
North Carolina Series                    -5.01                   4.51
Ohio Series                              -3.83                   4.07
Pennsylvania Series                      -4.88                   4.32
Texas Series                             -5.24                   4.51
Virginia Series                          -5.28                   4.40
---------------------------

1  For the 4.41 year period ended April 30, 2000.



   Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

   The total return for the period May 28, 1987 (except where indicated) through April 30, 2000 for Class A of each Series was as follows:

                         Based on Maximum               Based on Net Asset
Name of Series           Offering Price                      Value
--------------           -----------------               -------------------

Connecticut Series                   123.86%                   134.44%
Florida Series                       145.19                    156.83
Georgia Series1                       43.46                     50.22
Maryland Series                      110.14                    120.06
Massachusetts Series                 110.25                    120.13
Michigan Series                      150.44                    162.16
Minnesota Series                     127.64                    138.43
New Jersey Series2                    24.43                     30.30
North Carolina Series3                63.76                     71.55
Ohio Series                           84.21                     92.83
Pennsylvania Series4                 128.70                    139.51
Texas Series                         192.39                    206.14
Virginia Series3                      67.64                     75.54

----------------------------

1 For the period from September 3, 1992 (commencement of operations) through April 30, 2000.

2 For the period from May 4, 1994 (commencement of operations) through April 30, 2000.

3 For the period from August 1, 1991 (commencement of operations) through April 30, 2000.

4 For the period from July 30, 1987 (commencement of operations) through April 30, 2000.





   The total return for the period January 15, 1993 (except where indicated) through April 30, 2000 for Class B of each Series was as follows:

                           Based on Net Asset     Based on
Name of Series                    Value           Maximum CDSC
---------------            ------------------     ------------
Connecticut Series                40.87%              40.87%
Florida Series                    33.93               33.93
Georgia Series                    40.07               40.07
Maryland Series                   39.88               39.88
Massachusetts Series              38.40               38.40
Michigan Series                   43.41               43.41
Minnesota Series                  38.15               38.15
New Jersey Series1                26.46               25.52
North Carolina Series             40.53               40.53
Ohio Series                       40.92               40.92
Pennsylvania Series               43.34               43.34
Texas Series                      46.97               46.97
Virginia Series                   42.78               42.78
-----------------------------------

1 For the period May 4, 1994 (commencement of operations) to April 30, 2000.

   The total return for the period August 15, 1995 (except where indicated) through April 30, 2000 for Class C of each Series was as follows:

Name of Series             Based on Net Asset
                                Value*

Connecticut Series                  21.60%
Florida Series                      13.79
Georgia Series                      18.36
Maryland Series                     20.29
Massachusetts Series                19.46
Michigan Series                     21.10
Minnesota Series                    17.50
New Jersey Series1                   9.29
North Carolina Series               23.07
Ohio Series                         20.67
Pennsylvania Series                 22.05
Texas Series                        23.12
Virginia Series                     22.50

-----------------------------------
* No CDSC is charged Class C shares after one year of purchase. 1 For the period December 4, 1995 (commencement of operations) to April 30, 2000.


   Total return is calculated by subtracting the amount of the Series' net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B or Class C shares which, if reflected, would reduce the performance quoted. The total return for each Series' Class B shares (with exception to the New Jersey Series) takes into consideration a conversion to Class A shares after six years.

   On March 31, 1997, the New Jersey Series commenced operations through a transfer of assets from the New Jersey Series of Premier Insured Municipal Bond Fund (the "Insured New Jersey Fund"). The performance information provided above for periods prior to such date for the New Jersey Series is for the Insured New Jersey Fund and reflects the fact that for such periods, the Insured New Jersey Fund was required to invest (i) at least 65% of the value of its total assets in Municipal Obligations insured as to timely payment of principal and interest by recognized insurers of Municipal Obligations and (ii) in Municipal Obligations rated no lower than Baa by Moody's or BBB by S&P and Fitch.

   From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and not as being representative of the Fund's past or future performance.

   Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other industry publications. Advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, including those relating to actual or proposed tax legislation. From time to time, advertising materials for the Fund also may refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute, and to Morningstar ratings and related analysis supporting such ratings.

   The Fund may compare its performance, directly as well as against inflation, with that of other instruments, such as short-term Treasury bills (which are direct obligations of the U.S. Government), FDIC-insured bank money market accounts and FDIC-insured fixed-rate certificates of deposit. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation.

   From time to time, advertising materials for the Fund may include biographical information relating to its portfolio managers and may refer to, or include commentary by a portfolio manager relating to an investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.



                      INFORMATION ABOUT THE FUND AND SERIES


   Each share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.

   The Fund is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from a Series' property for all losses and expenses of any shareholder held personally liable for the obligations of the Series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Series itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Series, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Series. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Series.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

   The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

   To date, the Board has authorized the creation of thirteen Series of shares. All consideration received by the Fund for shares of one of the Series, and all assets in which such consideration is invested, will belong to that Series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Series would be treated separately from those of the other Series. The Fund has the ability to create, from time to time, new series without shareholder approval.

   Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of any investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. However, the rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the rule.

      Each Series is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Series' performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Series during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests for shares by any person or group if, in the judgment of the Fund's management, the Series would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Series receives or anticipates receiving simultaneous orders that may significantly affect the Series (e.g., amounts equal to 1% or more of the Series' total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. A Series may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Series. The Fund's policy on excessive trading applies to investors who invest in a Series directly or through financial intermediaries, but does not apply to the Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

      During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Series' next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

      To offset the relatively higher costs of servicing smaller accounts, the Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.

   The Fund sends annual and semi-annual financial statements to all its shareholders.


   The Manager's legislative efforts led to the 1976 Congressional Amendment to the Code permitting an incorporated mutual fund to pass through tax exempt income to its shareholders. The Manager offered to the public the first incorporated tax exempt fund and currently manages or administers over $22 billion in tax exempt assets.



                        COUNSEL AND INDEPENDENT AUDITORS


   Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.

   Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as independent auditors of the Fund.






                                   APPENDIX A

                            RISK FACTORS -- INVESTING
                         IN STATE MUNICIPAL OBLIGATIONS

        The following information constitutes only a brief summary, does not purport to be a complete description, and is based primarily on information drawn from official statements relating to securities offerings of the relevant State available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

      Connecticut Series.......................................     B-75
      Florida Series...........................................     B-81
      Georgia Series...........................................     B-86
      Maryland Series..........................................     B-90
      Massachusetts Series.....................................     B-92
      Michigan Series..........................................     B-95
      Minnesota Series.........................................     B-100
      New Jersey Series........................................     B-107
      North Carolina Series....................................     B-109
      Ohio Series..............................................     B-116
      Pennsylvania Series......................................     B-122
      Texas Series.............................................     B-135
      Virginia Series..........................................     B-141

Connecticut Series

        Connecticut is a highly developed and urbanized state. Connecticut's economic performance is measured by personal income which has been and is expected to remain among the highest in the nation; gross state product (the market value of all final goods and services produced by labor and property located within the State) which demonstrated stronger output growth than the nation in general during the 1980s, slower growth for a few years in the early 1990s, and steadily increasing growth during the rest of the 1990s; employment which fell during the early 1990s, but has risen steadily during the rest of the decade to the levels achieved in the late 1980s; and the unemployment rate, which is the lowest in a decade and lower than the regional and national rate.

        Connecticut has a high level of personal income. Historically, the State's average per capita income has been among the highest in the nation. According to projections made by the U.S. Department of Commerce through the year 2045, Connecticut is expected to continue to rank first in the nation in state per capita income throughout the projected period.

        Connecticut's gross state product output has been concentrated recently in three areas: finance, services and manufacturing. Manufacturing has traditionally been of prime economic importance to Connecticut but has declined during the last decade. Connecticut has a diverse manufacturing sector, with the construction of transportation equipment (primarily aircraft engines, helicopters and submarines) being the dominant industry. The State is also a leading producer of military and civilian helicopters. Employment in the transportation equipment sector is followed by fabricated metals, nonelectrical machinery, and electrical equipment for the total number employed in 1998. Reductions in defense spending have had a substantial adverse effect on Connecticut's manufacturing industry.

        During the past ten years, Connecticut's manufacturing employment was at its highest in 1989 at over 359,260 workers. Since that year, employment in manufacturing was on a downward trend until 1997. A number of factors, such as the overvalued dollar of the mid 1980s, heightened foreign competition, a sharp decrease in defense spending, and improved productivity played a significant role in affecting the overall level of manufacturing employment. Total manufacturing jobs in Connecticut rebounded in 1997 and continued to improve in 1998, registering a gain of 3,590 jobs or 1.3% over the recent low of 274,750 recorded in 1996.

        Over the past several decades, the non-manufacturing sector of the State's economy has risen in economic importance, from just over 50% of total State employment in 1950 to approximately 83% by 1998. This trend has decreased the State's dependence on manufacturing. The State's non-manufacturing sector expanded by 2.3% in 1998 as compared to 2.1% in both 1997 and 1996. Services, retail and wholesale trade, state and local government, as well as finance, insurance and real estate (FIRE) collectively comprise approximately 90% of the State's employment in the non-manufacturing sector.

        After enjoying an extraordinary boom during the mid-1980s, Connecticut, as well as the rest of the Northeast, experienced an economic slowdown during the recession of the early 1990s. The unemployment rate in the State rose from a low of 3.6% in 1989, to just above the national average of 7.5% in 1992. Since then it has generally been declining and below the national average. For 1998 and 1999 it has been 3.3% and 3.0% respectively, well below the national average.

        The State finances most of its operations through its General Fund. However, certain State functions, such as the State's transportation budget, are financed through other State funds. For budgetary purposes, the State's General Fund is accounted for on a modified cash basis of accounting (the "budgetary-basis"), which differs from generally accepted accounting principles ("GAAP"). The State is not presently required to prepare GAAP financial statements, although it has prepared such statements annually since 1988. The major components of General Fund revenues are State taxes, including the personal income tax (approximately 35%), the sales and use tax (approximately 26%) and the corporation business tax (approximately 5%). Miscellaneous fees, receipts, transfers and unrestricted Federal grants account for most of the other General Fund revenue. State expenditures are categorized for budget and appropriation purposes under ten functional headings, with expenditures by agency generally shown as subheadings in the following functional categories, listed in order to magnitude of expenditure for the current budget biennium:
Human Services (approximately 31%); Education, Libraries and Museums (approximately 24%); Non-Functional (debt service and miscellaneous expenditures including fringe benefits) (approximately 18%); Health and Hospitals (approximately 9%); Corrections (approximately 9%); General Government (approximately 4%); Judicial (approximately 3%); and Regulation and Protection of Persons and Property, Conservation and Development, and Legislative (collectively, approximately 3%). State expenditures for Department of Transportation functions are paid from the Transportation Fund, not the General Fund.

        The adopted budget for the 1998-99 fiscal year anticipated General Fund revenues of $9,992.0 million and General Fund expenditures of $9,972.1 million resulting in a projected surplus of $19.9 million. As part of the adopted budget for the upcoming biennium, discussed more fully below, modifications were made which resulted in the projected 1998-99 fiscal year surplus of $71.8 million. Additional appropriations were made in the fiscal year for mostly one-time expenditures which are to occur over the upcoming biennium. The most significant changes included an additional appropriation of $96 million for a taxpayer rebate program; $90 million for the twenty-seventh state payroll, which occurs approximately every eleven years; $78 million for the twelfth Medicaid capitation and incentive payments spread across both years of the biennium. And $60 million related to the conversion of the state employee health insurance plan from a self insured plan to a fully insured plan. These changes exceeded the limits imposed by the expenditure cap, and were approved by a three-fifths vote of each house of the General Assembly.

        The State's official budgetary basis fiscal position for the fiscal year ended June 30, 1999 is reported by the Comptroller, shows 1998-99 fiscal year General Fund revenues of $10,616.4 million, General Fund expenditures of $10,544.6 million and an operating surplus of $71.8 million (excluding Restricted Federal and Other Grants and related expenditures). Any unappropriated surplus, up to five percent of General Fund expenditures, is required to be deposited into the Budget Reserve Fund. After transferring the $30.5 million which was required to meet the five percent of General Fund expenditures, the balance of $41.3 million was held or applied pursuant to
Article XXVIII of the Amendments to the Constitution of Connecticut to reduce bonded indebtedness.

        The Governor submitted a proposed budget document to the legislature on February 10, 1999, which included a proposed General Fund budget for fiscal year 1999-2000 and fiscal year 2000-01.

        The adopted budget for fiscal year 1999-2000 anticipated General Fund revenues of $10,646.0 million and General Fund expenditures of $10,581.6 million, with an estimated year end surplus of $64.4 million. For fiscal year 2000-01, the adopted budget anticipated General Fund revenues of $11,090.0 million and General fund expenditures of $11,085.2 million, with a surplus of $4.8 million. The adopted budget is within the expenditure limits prescribed by the Constitution of the State of Connecticut -- $68.6 million below the cap in fiscal year 1999-2000 and $59.3 million below the cap in fiscal year 2000-01.

        The adopted budget made several modifications to the State's tax law. These changes total approximately $105 million in fiscal year 1999-2000 and $170 million in fiscal year 2000-01. Over the biennium the most significant change is the increase in the income tax credit for property taxes paid from the $350 per filer to $425 per filer in taxable year 1999 and $500 per filer in taxable year 2000. Other major changes included a reduction in taxes paid by hospitals and the exemption of various items from the sales tax. Finally, the adopted budget anticipated that a portion of the proceeds from the tobacco case settlement will be deposited in the General Fund. Over the biennium, the State's anticipated receipts from the settlement are projected to total approximately $300 million, of which $78.0 million was to be deposited into the General Fund in fiscal year 1999-2000 and $150.3 million will be deposited into the General Fund in fiscal year 2000-01.

        The adopted budget anticipated significant expenditure changes in several areas. State support of local education spending is anticipated to increase by a total of $128 million by the second year of the biennium primarily through an increase in formula driven grants and funding aimed at reducing racial isolation while improving urban education. An additional $42 million above fiscal year 1998-99 is anticipated for the assessment, evaluation and ultimate care of neglected and abused children. Expenditures are anticipated to increase $62 million through the second year of the biennium in the Department of Corrections to support the increase in length of prison sentences and an almost $21 million increase in the Department of Public Safety for new state troopers and support staff. Fringe benefit costs related to state employees are projected to increase due to higher health insurance costs and the transfer of fringe benefit costs related to the patrol function from the Transportation Fund. Finally, debt service expenditures will increase by approximately $94 million in the first year of the biennium and $64 million in the second year of the biennium, driven significantly by the State's commitment to funding education related capital expenditures and a change in the methodology of funding local school construction projects.

        The adopted budget for the 1999-2000 fiscal year anticipated General Fund revenues of $10,646.0 million and General Fund expenditures of $10,581.6 million, resulting in a projected surplus of $64.4 million (excluding Restricted Federal and Other Grants and related expenditures). The Comptroller's monthly report on the State's fiscal position compares revenues already received and the expenditures already made to estimated revenues to be collected and estimated expenditures to be made during the balance of the fiscal year. This report estimates 1999-2000 fiscal year General Fund revenues of $11,127.7 million, General Fund expenditures of $10,725.5 million and an estimated operating surplus of $402.2 million. Estimated revenues have been revised upward by $312.9 million from the enacted budget plan and estimated expenditures have been revised upward by $143.9 million.

        On February 9, 2000, the Governor submitted to the General Assembly a status report including detailed projections of expenditures and revenues and proposed Midterm Budget Adjustments for the 1999-2000 and 2000-2001 fiscal years. The Constitution of Connecticut requires the General Assembly enact a budget in which the authorized general budget expenditures do not exceed the estimated amount of revenue for such fiscal year. The General Assembly convened on February 9, 2000 to consider the Governor's proposed Midterm Budget Adjustments and adjourned on May 3, 2000. Special Act No. 00-13 containing the General Assembly's Midterm Budget Adjustments for fiscal years 1999-2000 and 2000-01 was passed by both Houses, and was signed into law by the Governor on May 5, 2000. Based on the Midterm Budget Adjustments of Special Act 00-13, the estimated operating surplus will be $205.8 million after accounting for additional expenditures authorized by the General Assembly from the surplus.

        As part of the Midterm Budget Adjustments for the 1999-2000 fiscal year, the General Assembly appropriated substantially the entire projected 1999-2000 surplus. The appropriation of the surplus necessitated a declaration from the Governor in order for the General Assembly to appropriate funds beyond the limits of the State's expenditure cap. Items to be funded through the disposition of the surplus include: $82/2 million in debt avoidance for school construction projects, education technology initiatives and a revamping of the State's core financial systems; $20.0 million to close projected deficits at the Uconn Health Center; a one-time revenue-sharing initiative of $34.0 million distributed to municipalities throughout the State; and $60.2 million for various miscellaneous other purposed which are primarily one-time expenditures. Additionally, a reduction in revenue of approximately $17.5 million is anticipated by the elimination of the Hospital Gross Receipts Tax on April 1, 2000. After the above disposition, it is currently projected that there will remain sufficient surplus available to fully fund the Budget Reserve Fund the maximum 5% statutory requirement. Special Act 00-13 made provisions for any excess surplus after transferring funds to the Budget Reserve Fund to be disposed of as follows: the first $10 million to school wiring projects and the balance to avoid issuing debt for school construction. Based on the current forecast, an additional $170.9 million will be available for these purposes. The General Assembly is planning on convening a special legislative session to address various issues including passing legislation necessary to implement various appropriations. No assurances can be given that any acts passed by the General Assembly will not result in changes to the Midterm Budget Adjustments.

        Midterm Budget Adjustments anticipate General Fund expenditures of $11,280.8 million, General Fund revenues of $11,281.3 million and an estimated General Fund surplus of $0.5 million. The General Assembly did not pass all legislation necessary to implement the appropriations act prior to adjournment. Therefore a special legislative session will be necessary to implement those items.

        The Midterm Budget Adjustments would result in a fiscal 2000-01 budget that remains within the limits imposed by the expenditure cap under the Constitution of the State of Connecticut. For fiscal 2000-01, permitted growth in capped expenditures is estimated at 5.48%. the proposed Midterm Budget Adjustments would result in a fiscal 2000-01 budget that is $50.9 million below the expenditure cap.

        For fiscal 2000-01, the General Assembly passed a total of more than $170 million in General Fund revenue reductions within the General Fund. For fiscal 2000-01, the General Assembly increased General Fund appropriations by approximately $195.6 million from the originally enacted budget.

        The State has no constitutional limit on its power to issue obligations or incur debt other than it may borrow only for public purposes. There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never required a public referendum on the questions of incurring debt. Therefore, State statutes govern the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incurrence of such debt, the maturity and terms of repayment thereof, and other related matters.

        Pursuant to various public and special acts the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State's General Fund; special tax obligation debt, which is payable from specified taxes and other funds which are maintained outside the State's General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds which are maintained outside the State's General fund. In addition, the State has a number of programs under which the State is continently liable on the debt of certain State quasi-public agencies and political subdivisions.

        The 2000 Session of the Connecticut General Assembly authorized new direct general obligation bonding totaling $263.7 million in addition to the original total bond authorizations for fiscal year 2000-01 of $1.144 billion. In addition, the 2000 Session of the Connecticut General Assembly authorized reductions from prior bond authorizations of $70.1 million, resulting in a net increase of new bonding of $193.6 million.

        Moody's, S&P and Fitch have assigned their municipal bond ratings of Aa3, AA and AA, respectively, to the State's general obligation bonds. On March 17, 1995, Fitch reduced its ratings of the State's general obligation bonds from AA+ to AA.

        The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have s significant impact on the State's financial position: (i) a class action by the Connecticut Criminal Defense Lawyers Association claiming a campaign of illegal surveillance activity and seeking damages and injunctive relief; (ii) an action on behalf of all persons with traumatic brain injury claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support service; and (iii) litigation involving claims by Indian tribes to portions of the State's land.

        The State Treasurer has the investment responsibility for all funds of the State and functions as the trustee of all State pension, retirement and trust funds. The Treasurer is authorized to invest or reinvest funds under the control of the Treasurer in United States government or agency obligations, shares or interests in an investment company or trust registered under the 1940 Act whose portfolio is limited to obligations of the United States, its agencies or instrumentalities, or repurchase agreements fully collateralized by such obligations, United States postal service obligations, certificates of deposit, commercial paper, savings accounts and bank acceptances. The Treasurer may also invest funds, excluding civil list funds, in the sale or acquisition of securities or obligations which the Treasurer is authorized to sell or acquire for purposes of any combined investment fund, subject to repurchase agreements with any securities dealer or bank included in the list of primary dealers prepared by the Federal Reserve Bank of New York. The Treasurer is also authorized to invest all or any part of any sinking fund in bonds in which savings banks may legally invest, provided such bonds mature prior to maturity of the bonds of the State which are outstanding. The Treasurer is required to report by October 15 annually to the Governor and the Investment Advisory Council as to the activities of the Office of the Treasurer for the preceding fiscal year.

        On September 23, 1999 former State Treasurer Paul J. Silvester pleaded guilty in Federal District Court of Connecticut to charges of racketeering, bribery and money laundering. The guilty pleas related to solicitations, for himself and others, of bribes and rewards in return for directing investments of State pension funds. The office of the United States Attorney for Connecticut has stated that the investigation by his office is continuing. Representatives of the Internal Revenue Service and the Securities and Exchange Commission are also investigating. The Office of the Treasurer is cooperating with all investigations. In April 2000 former Assistant Treasurer George M. Gomes pleaded guilty to a mail fraud charge related to the matters under investigation. In response to concerns about the activities of the former Treasurer, Treasurer Denise L. Nappier proposed, and the General Assembly passed, legislation which requires additional oversight by the Investment Advisory Council over pension fund investments and increases public disclosure by firms providing investment services to the Treasurer's office.

Florida Series

        Revenues and Expenditures. Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of three funds: General Revenue Fund, Trust Funds and Working Capital Fund. The General Revenue Fund receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund.

        The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year (July 1- June 30).

      The State of Florida is not authorized by law to issue obligations to fund governmental operations. The Florida Constitution provides that State bonds pledging the full faith and credit of the State of Florida may be issued only to finance or refinance the cost of State fixed capital outlay projects upon approval by a vote of the electors, and provides that revenue bonds may be issued by the State of Florida or its agencies without a vote of the electors only to finance or refinance the cost of State fixed capital outlay projects which are payable solely from funds derived directly from sources other than State tax revenues.

      Pursuant to a constitutional amendment which was ratified by the voters on November 8, 1994, the rate of growth in state revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless 2/3 of the members of both houses of the Legislature vote to raise the limit. The revenue limit is determined by multiplying the average annual growth rate in Florida personal income over the previous five years by the maximum amount of revenue permitted under the cap for the previous year.

        For purposes of the amendment, "State revenues" means taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, "State revenues" does not include: revenues that are necessary to meet the requirements set forth in documents authorizing the issuance of bonds by the State; revenues that are used to provide matching funds for the federal Medicaid program with the exception of the revenues used to support the Public Medical Assistance Trust Fund or its successor program and with the exception of State matching funds used to fund elective expansions made after July 1, 1994; proceeds from the State Lottery returned as prizes; receipts of the Florida Hurricane Catastrophe Fund; balances carried forward from prior fiscal years; taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the State Constitution after July 1, 1994. An adjustment to the revenue limitation will be made by general law to reflect the fiscal impact of transfers of responsibility for the funding of governmental functions between the State and other levels of government.

        For fiscal year 1999-00, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $20,604.9 million, a 5.2% increase over 1998-99. Estimated revenues of $18,738.6 million represent a 4.8% increase over the analogous figure in 1998-99. With combined General Revenue, Working Capital Fund, and Budget Stabilization Fund appropriations at $18,870.0 million, including a $60.1 million transfer to the Budget Stabilization Fund, unencumbered reserves at the end of 1999-00 are estimated at $1,795.0 million.

      For fiscal year 2000-01, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $21,359.0 million, a 3.7% increase over 1999-00. Estimated revenues of $19,320.7 million represent a 3.1% increase over the analogous figure in 1999-00.

        Florida ended fiscal years 1996-97 and 1997-98 with General Revenue plus Working Capital Funds unencumbered reserves of approximately $440.5 million and $756.8 million, respectively. For fiscal year 1998-99, General Revenue plus Working Capital Funds available total $18,900.1 million. Total effective appropriations for the 1998-99 fiscal year were $17,992.7 million, resulting in an unencumbered reserve of $907.4 million at the end of the fiscal year.

        In fiscal year 1998-99, the State derived approximately 67% of its total direct revenues from the General Revenue Fund, Trust Funds, Working Capital Fund and Budget Stabilization Fund from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, beverage tax, and estate tax, which amounted to 70%, 8%, 4%, 3% and 4%, respectively, of total General Revenue Fund receipts.

        State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 1999-00, appropriations from the General Revenue Fund for education, health and welfare and public safety amounted to approximately 55%, 24% and 16%, respectively, of total General Revenue funds available.

        Sales and Use Tax. The largest single source of tax receipts in Florida is the sales and use tax. The sales tax is 6% of the sales price of tangible property sold at retail in the State. The use tax is 6% of the cost price of tangible personal property when the same is not sold but is used, or stored for use, in the State. The use tax also applies to the use in the State of tangible personal property purchased outside Florida which would have been subject to the sales tax if purchased from a Florida dealer. Slightly less than 10% of the sales tax is designated for local governments and is distributed to the respective counties in which it is collected for use by such counties and municipalities therein. In addition, local governments are authorized to levy numerous types of local discretionary sales surtaxes. The local discretionary sales surtaxes apply to all transactions subject to the state tax. The sales surtax does not apply if the property or service is delivered within a county that does not impose a surtax. The sales surtax does not apply to any sales amount above $5,000 on any item of tangible personal property. The two taxes, sales and use, stand as complements to each other, and taken together provide a uniform tax upon either the sale at retail or the use of all tangible personal property irrespective of where it may have been purchased. This tax also includes a levy on the following: (i) rentals of tangible personal property, transient lodging and non-residential real property; (ii) admissions to places of amusements, most sports and recreation events; (iii) utilities (at a 7% rate), except those used in homes; and (iv) restaurant meals. Exemptions include: groceries; medicines; hospital rooms and meals; fuels used to produce electricity; electrical energy used in manufacturing; purchases by religious, charitable and educational nonprofit institutions; most professional, insurance and personal service transactions; apartments used as permanent dwellings; the trade-in value of motor vehicles; and residential utilities.

        All receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or counties and cities. For the State fiscal year which ended June 30, 1999, receipts from this source were $13,918 million, an increase of 7.3% from the prior fiscal year.

        Motor Fuel Tax. The second largest source of State tax receipts, including those distributed to local governments, is the tax on motor fuels. Preliminary data show collections from this source in the State fiscal year ended June 30, 1999, were $2,215.7 million. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund.

        State and local taxes on motor fuels (gasoline and special fuel) include several distinct fuel taxes: (i) the State tax on highway fuels, which currently is 9.3 cents per gallon; (ii) the State excise tax of 4 cents per gallon on highway fuel, proceeds distributed to local governments; (iii) the State Comprehensive Enhanced Transportation System (SCETS) tax, which is levied at a rate in each county equal to two-thirds of the 1 to 6 cents county's local option highway fuel tax rate; (iv) aviation fuel, which depending on the air carriers choice, can either be taxed at 6.9 cents per gallon or eight percent of the retail price of fuel, not to be less than 4.4 cents per gallon; and (v) local option highway fuel taxes, which may range between 1 cent to 12 cents per gallon.

        Alcoholic Beverage Tax. Florida's alcoholic beverage tax is an excise tax on beer, wine, and liquor. This tax is one of the State's major tax sources, with revenues totaling $466.3 million in State fiscal year ended June 30, 1999. Two percent of collections are deposited into the Alcoholic Beverage and Tobacco Trust Fund, while the remainder of revenues collected from this tax are deposited into the State's General Revenue Fund.

        The State also levies a surcharge on alcoholic beverages sold for consumption on premises. In fiscal year 1998-99, a total of $110.4 million was collected. Of these collections, the Children and Adolescent Substance Abuse Trust Fund receives 13.6%, while the remainder is deposited to the credit of the General Revenue Fund.

        Corporate Income Tax. Pursuant to an amendment to the State Constitution, the State Legislature adopted, effective January 1, 1972, the "Florida Income Tax Code" imposing a tax upon the net income of corporations, organizations, associations and other artificial entities for the privilege of conducting business, deriving income or existing within the State. This tax does not apply to natural persons who engage in a trade or business or profession under their own or any fictitious name, whether individually as proprietorships or in partnerships with others, estates of decedents or incompetents, or testamentary trusts.

        The tax is imposed in an amount equal to 5.5% of the taxpayer's net corporate income for the taxable year, less a $5,000 exemption. Net income is defined by the Code as that share of a taxpayer's adjusted Federal income for such year which is apportioned to the State of Florida. Apportionment is by weighted factors of sales (50%), property (25%) and payroll (25%). All business income is apportioned and non-business income is allocated to a single jurisdiction, usually the State of commercial domicile.

        All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year ended June 30, 1999, receipts from this source were $1,472.2 million, an increase of 5.5% from fiscal year 1997-98.

        Documentary Stamp Tax. Deeds and other documents relating to a realty are taxed at 70 cents per $100 of consideration, while corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments and retail charge accounts are taxed at 35 cents per $100 of face value, or actual value if issued without face value. Documentary stamp tax collections totaled $1,185.1 million during fiscal year 1998-99, posting a 13.4% increase from the previous fiscal year. The General Revenue Fund receives approximately 63% of documentary stamp tax collections.

        Gross Receipts Tax. The tax rate is 2.5% of the gross receipts of electric, natural gas and telecommunications services. All gross receipts utilities collections are credited to the Public Education Capital Outlay and Debt Service Trust Fund. In fiscal year 1998-99, gross receipts utilities tax collections totaled $639.6 million, an increase of 6% over the previous fiscal year.

        Intangible Personal Property Tax. This tax is levied on two distinct bases: (i) stocks, bonds, including bonds secured by liens on Florida realty, notes, government leaseholds, interests in limited partnerships registered with the SEC, and other miscellaneous intangible personal property not secured by liens on Florida realty are taxed annually at a rate of 1.5 mills, and (ii) mortgages and other obligations secured by liens on Florida realty, are taxed with a non-recurring 2 mill tax.

        The Department of Revenue uses part of the proceeds for administrative costs. Of the remaining tax proceeds, 33.5% is distributed to the County Revenue Sharing Trust Fund, and 66.5% is distributed to the General Revenue Fund.

        In fiscal year 1998-99, total intangible personal property tax collections were $1,210 million, a 2.2% increase over the prior year.

        Estate Tax. An estate tax is imposed on the estate for the privilege of transferring property at death. The tax on estates of resident decedents is equal to the amount allowable as a credit against federal estate tax for state death taxes paid, less any amount paid to other states. Thus, the Florida estate tax on resident decedents will not increase the total tax liability of the estate. The tax on estates of nonresident decedents is equal to the amount allowable as a credit against federal estate tax for state death taxes paid multiplied by the ratio of the value of the property taxable in Florida over the value of the entire gross estate.

        All receipts of the estate tax are credited to the General Revenue Fund. In fiscal year 1998-99, receipts from this source were $674.1 million, an increase of 13.3% from the prior fiscal year.

        Lottery. The 1987 Legislature created the Department of the Lottery to operate the State Lottery and setting forth the allocation of the revenues. Of the revenues generated by the Lottery, 50% is to be returned to the public as prizes; at least 38% is to be deposited in the Educational Enhancement Trust Fund (for public education); and no more than 12% can be spent on the administrative cost of operating the lottery.

        Fiscal year 1998-99 produced gross revenues of $2.11 billion of which education received approximately $802.9 million.

Georgia Series

        Georgia's economy grew rapidly in the 1980's, resulting in a general fund reserve. Although the State's economy incurred a slowdown in the early 1990's which effectively eliminated the general fund reserve, revenues once again began to exceed appropriations in Fiscal 1993. The State's revenue shortfall reserves at the end of Fiscal 1998 and 1999 were approximately $351 million and $381 million, respectively, and revenues are estimated to exceed expenditures for Fiscal 2000.

        Georgia's average annual unemployment rate was 4.0% for 1999 and 3.4% through March 2000. The largest sectors of Georgia's economy are services, wholesale and retail trade, manufacturing and government.

        Constitutional Provisions. Georgia's Constitution limits the appropriation of funds for any given fiscal year to the sum of the amount of unappropriated surplus expected to have accrued at the beginning of the fiscal year and an amount not greater than the total receipts anticipated, less refunds, as estimated. The State Constitution provides for supplementary appropriations in accordance with its provisions as well.

        Georgia may incur public debt to fund a temporary deficit due to a delay in collecting the taxes of that fiscal year. Such debt may not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred is to be repaid on or before the last day of the fiscal year in which it is incurred out of taxes levied for that fiscal year. No such debt may be incurred in any fiscal year under this provision if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit. No such debt has been incurred under this provision since its inception.

        The State Constitution also provides that the State may incur debt for three types of public purposes: (i) debt to "repel invasion, suppress insurrection, and defend the State in time of war;" (ii) general obligation debt and (iii) guaranteed revenue debt. General obligation debt may be incurred to acquire, construct, develop, extend, enlarge or improve land, waters, properties, highways, buildings, structures, equipment or facilities of the State, its agencies, departments, institutions and certain State authorities, to provide educational facilities for county and independent school systems, to provide public library facilities for county and independent school systems, counties, municipalities, and boards of trustees of public libraries or boards of trustees of public library systems, and to make loans to counties, municipal corporations, political subdivisions, local authorities and other local government entities for water and sewage facilities or systems. Guaranteed revenue debt may be incurred by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State as set forth in its Constitution.

        Georgia may not incur debt at any time when the highest aggregate annual debt service requirements for the then current year or any subsequent year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, and the highest aggregate annual payments for the then current year or any subsequent fiscal year of the State under certain contracts then in force, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. No general obligation debt may be incurred at any time when the term of the debt is in excess of 25 years.

        The State Constitution also provides that Georgia counties, municipalities, and other political subdivisions may not incur debt (including debt incurred on behalf of any special district) in excess of 10% of the assessed value of all taxable property within such county, municipality, or political subdivisions. However, a separate provision of the State Constitution permits certain long-term, intergovernmental contracts for services and facilities. The Georgia Supreme Court has held that certain categories of intergovernmental contracts give rise to payment obligations which are not "debts" subject to the 10% debt limitation. It is possible that the intergovernmental contracts clause could be used by local governments to justify entering into transactions which increase their financial obligations, and such transactions could result in increasing the credit risk associated with debt obligations issued by such governmental units.

        Revenues and Expenditures. Georgia's major revenue sources are its sales tax and its corporate and individual income tax (over 80% of total Georgia State revenue in Fiscal 1999). The State also receives revenues from its motor fuel tax, from miscellaneous fees and sales, from other taxes (such as alcohol taxes, the inheritance tax, and license taxes), and from the State Lottery.

        State expenditures are classified by the major policy category for budgetary purposes. In the Fiscal 1999 operating budget, Georgia expenditures for education, public health and welfare, judicial panel and corrections and transportation amounted to over 55%, 20%, 8% and 4%, respectively, of total budgeted expenditures.

        The aggregate general obligation debt and guaranteed revenue debt authorized by the State General Assembly as of June 30, 2000 was $10.7 billion and $200.5 million, respectively. The aggregate amount of general obligation debt and guaranteed revenue debt actually outstanding, as of May 31, 2000, was $5.6 billion. Of this outstanding debt, 31.6% is due and payable on or before May 31, 2005 and 66.0% is due and payable on or before May 31, 2010.

        Significant Contingent Liabilities. The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State's interests. Certain of such lawsuits which could have a significant impact on the State's financial position are summarized below.

        Age International, Inc. v. State (two cases), Fulton Superior Court Civil Action No. E-3793 and Fulton Superior Court Civil Action No. E-25073. Two suits for refund have been filed in state court against the State of Georgia by out-of-state producers of alcoholic beverages. The suits seek $153 million in refunds of alcohol taxes, plus interest, imposed under Georgia's import tax on liquor. The trial court granted the State's motion for summary judgment, and 12 of the 23 claimants have appealed to the Georgia Supreme Court. The total principal amount of the claims for refund by the 12 Plaintiffs who did appeal now appears to be approximately $42.0 million. The total principal dollar amount of the claims for refund by the 11 Plaintiffs who did not appeal, which claims appear to be conclusively resolved in favor of the State by virtue of the trial court's judgment, now appears to be approximately $54.0 million. The appeal is pending in the Georgia Supreme Court.

        DeKalb County, et al. v. State, et al., Fulton Superior Court Civil Action No. E-67520 (filed March 13, 1998). This suit against the State of Georgia, the Department of Revenue, the Governor (in his capacity as Governor), and the Commissioner of the Department of Revenue (in his personal capacity and in his official capacity as Revenue Commissioner), alleges improper collection and distribution by the State and its agencies of the Homestead Option Sales and Use Tax, a local option sales tax in effect in DeKalb County since July, 1997. DeKalb County's complaint, as amended, seeks damages of $27.7 million. Subsequently, DeKalb County has re-estimated its alleged damages variously as $19, $15, and $12 million. DeKalb County's action was dismissed by the trial court, and this dismissal was affirmed in part and reversed in part by the Georgia Supreme Court in an order dated February 22, 1999. The Supreme Court's decision remands to the trial court the accounting claim on the question of whether the Department of Revenue made reasonable efforts to identify county tax proceeds that have been determined by the Department to be unidentifiable to any county.

      General Motors Acceptance Corp. v. Jackson, Fulton Super. Ct., C.A. No. 1999CV06252 ("GMAC"); Bank of America, N.A., as successor by merger to NationsBank, N.A. v. Jackson, Fulton Super. Ct., C.A. No. 1999CV10366; Chrysler Financial Co. LLC v. Jackson, Fulton Super. Ct., C.A. No. 1999CV10369; SunTrust Bank, Atlanta, et al. v. Jackson, Fulton Super. Ct., C.A. No. 1999CV10385; First Union Nat'l Bank v. Jackson, Fulton Super. Ct., C.A. No. 1999CV12508. These suits by financial institutions seek refunds of sales taxes, based upon alleged bad debts on installment sales contracts purchased from Georgia motor vehicle dealers, in the approximate respective amounts of $300,000, $2,500,000, $2,000,000, $1,400,000 and $459,000. The total amount (excluding interest) of these and all similar, pending administrative claims for refund (for the years 1991-1999) is approximately $37,000,000. The four cases filed after the GMAC case have been temporarily stayed pending the outcome of the GMAC case. After the filing of cross-motions for summary judgment in the GMAC case, the Superior Court ruled in favor of the Defendant State Revenue Commissioner. GMAC's appeal from the decision of the Superior Court is pending in the Georgia Court of Appeals.

      Niccie McClendon, et. el, v. Georgia Department of Community Health, et al., United States District Court for the Northern District of Georgia Case Number 4:00CV-26:HLM. The complaint in the above-referenced case was filed on January 26, 2000. Plaintiffs in this case are alleged Medicaid recipients who have allegedly suffered from smoking related illnesses. They seek to recover for themselves and others similarly situated a portion of the tobacco settlement proceeds that they claim is owed to them under Medicaid's third party liability program. In short, they claim that the proceeds from the tobacco settlement exceed what is necessary for the State to recoup its Medicaid expenses and that, under Federal law, the excess must be distributed to the Medicaid recipients. The suit seeks unspecified monetary relief representing an amount they claim is due them from the Medicaid recovery as well as a portion of future tobacco settlement proceeds representing the same. At this point, the State believes its chances of prevailing in this case are strong. The State has filed a motion to dismiss which has been thoroughly briefed by both parties. Similar motions have been successful in other states.

      PTI, Inc. et al., v. Philip Morris, Inc., et al., United States District Court for the Central District of California Case No. 99-08235NM(EX). The complaint in this case, filed on August 13, 1999, requests declaratory, equitable, injunctive and other forms of relief as well as monetary damages. Among the named defendants are the State of Georgia, Zell Miller (individually and officially), former Governor of Georgia, and Thurbert Baker (individually and officially), current Attorney General of Georgia and T. Jerry Jackson (officially), current State Revenue Commissioner. The claims against the State and the official claims against Messrs. Miller, Baker, and Jackson are not insured. The suit challenges the master settlement agreement among most of the tobacco manufacturers and 46 states (plus other jurisdictions) and the validity of subsequent legislation related thereto. Couched largely as an antitrust suit, the plaintiffs seek, among other things, disgorgement of funds paid pursuant to the agreement. Under the agreement, Georgia is to receive over $4.8 billion between the years 2000 and 2025. The defendant states have collectively filed a motion to dismiss. The State believes it has good and valid defenses on jurisdictional and other grounds. The district court granted the states' motion to dismiss the case in its entirety. The time for appeal has not yet expired.

Maryland Series
      The State of Maryland has a population of approximately 5.2 million, with employment based largely in services, trade, and government. Those sectors, along with finance, insurance, and real estate, were the largest contributors to the gross state product, according to the most recent Census. Population is concentrated around the Baltimore and Washington, D.C. PMSAs, and proximity to Washington D.C. influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been below those of the national average for each of the last 20 years except 1979 and 1997. The unemployment figure for 1999 was 3.6% compared to a national rate for the same period of 4.2%. Total employment increased by 8.3% between 1991 and 1999. The State's personal income per capita was the fifth highest in the nation in 1999, according to the U.S. Department of Commerce, Bureau of Economic Analysis, at 112.8% of the national average.

      The State enacts its budget annually. Revenues are derived largely from certain broad-based taxes, including state-wide income, sales, motor vehicle, and property taxes. Non-tax revenues are largely from the federal government for transportation, health care, welfare and other social programs. General fund revenues on a budgetary basis realized in the State's fiscal year ended June 30, 1999, exceeded estimates by about $327.7 million, or 4%. The State ended fiscal 1999 with a $583.3 million general fund balance on a budgetary basis of which $263.3 million was designated to fund fiscal year 2000 operations; this balance reflects a $568.8 million increase compared to the balance projected at the time the 1999 budget was enacted. In addition, there was a balance in the Revenue Stabilization Fund of $634.9 million. On a GAAP basis, the fiscal 1999 undesignated general fund balance was $539.3 million, compared with $230.2 million at the end of fiscal year 1998. The total GAAP fund balance for fiscal year 1999 was $1,798 million compared with a total fund balance of $1,595.2 million for fiscal year 1998.

      Estimates for fiscal 2000 project a total budget of $18.2 billion, a $1.5 billion increase over fiscal 1999. The general fund accounts for approximately $9 billion, of which the largest expenditures are for health and education, which together represent nearly two-thirds of total general fund expenditures. General fund expenditures exclude transportation, which is funded with special fund revenues from the Transportation Trust Fund.

      Reserve funds consist of the Revenue Stabilization Fund and other reserve accounts, which together totaled $741 million at the end of Fiscal 1999. The Revenue Stabilization Fund was established to retain State revenues for future needs and to reduce the need for future tax increases. Current estimates for the close of fiscal 2000 project a total reserve balance of $679.7 million, of which $581 million is projected to be in the Revenue Stabilization Fund. The projected balance in the Revenue Stabilization Fund represents 6.4% of estimated General Fund Revenues.

        General fund appropriations to the State Reserve Fund for fiscal 2001 total $346.5 million and include $235 million to the Revenue Stabilization Fund; $15.5 million to the Economic Development Opportunities Program Fund; $86 million to the Dedicated Purpose Fund, of which $50 million is for transportation projects, $30 million is for future needs in the Family Investment Program, and $6 million is for utility deregulation education; and $10 million to the Joseph Fund.

      It is estimated that the general fund balance on a budgetary basis at June 30, 2001, will be approximately $19.6 million. In addition, the balance in the Revenue Stabilization Fund of the State Reserve Fund is estimated to be $912.3 million at June 30, 2001, equal to 9.8% of general fund revenues.

      The public indebtedness of the State of Maryland, and its instrumentalities, is divided into three basic types. The State issues general obligation bonds, to the payment of which the State ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects. In addition, the Maryland Department of Transportation issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance. The State and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation by the General Assembly.

      At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws. Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past 20 years has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loans in 1985; all such notes were redeemed without the issuance of debt.

        Maryland had $4.6 billion of net State tax supported debt outstanding at March 31, 2000. General obligation bonds accounted for $3.4 billion of that amount. About 58% of debt service on general obligation bonds is paid from State property tax receipts, with the remainder paid from general funds of the State and by loan repayments from local units and other sources. Department of Transportation bonds outstanding account for another $1.0 billion; the debt service on those bonds is payable from taxes and fees related to motor vehicles and motor vehicles fuel and a portion of the corporate income tax. Debt obligations issued by the Maryland Stadium Authority in the form of lease-backed revenue bonds account for $290.8 million of State tax supported debt outstanding at March 31, 2000. Rental payments under the lease are subject to annual appropriation by the General Assembly. The State has also financed construction and acquisition of various other facilities and equipment through lease-type financing, subject to annual appropriation by the General Assembly.

      The State had $893.7 million of authorized but unissued debt at March 31, 2000.

      According to recent available ratings, general obligation bonds of the State of Maryland are rated "Aaa" by Moody's and "AAA" by S&P, as are those of the largest county of the State, i.e., Montgomery County in the suburbs of Washington, D.C. General obligation bonds of Baltimore County, a separate political entity surrounding Baltimore City and the third largest county in the State, are also rated "Aaa" by Moody's and "AAA" by S&P. The general obligation bonds of those other counties of the State with populations in excess of 100,000 that are rated by Moody's carry an "A" rating or better. Baltimore City's general obligation bonds are rated "Al" by Moody's. The Washington Suburban Sanitary District, a bi-county agency providing water and sewage services in Montgomery and Prince George's Counties, issues general obligation bonds rated "Aal" by Moody's and "AA" by S&P.

      There can, of course, be no assurance that the ratings and other factors mentioned above will remain unchanged or that particular bond issues may not be adversely affected by changes in state or local economic or political conditions. Because the Maryland Fund favors investing in revenue bonds, its performance may be affected by economic developments and local legislation and policy changes impacting a specific facility or type of facility not described above.

Massachusetts Series
      Between 1982 and 1988, the economies of Massachusetts and New England were among the strongest performers in the nation, with growth rates considerably higher than those for the national economy as a whole. Between 1989 and 1992, however, both Massachusetts and New England experienced growth rates significantly below the national average. Since then, growth rates in Massachusetts and New England have improved to levels on par with the rest of the nation. In 1997, the economies of both Massachusetts and New England grew at a faster pace than the nation as a whole for the first time since 1988. The Massachusetts economy has been the strongest in New England, making up an average of 47.7% of New England's total Gross Product and an average of 2.8% of the nation's economy over the decade and a half.

      In 1998, employment levels in every industry increased or remained constant. The most rapid growth in 1998 came in the construction sector and the services sector, which grew at rates of 7.6% and 2.8%, respectively. Total non-agricultural employment in Massachusetts grew at a rate of 1.9% in 1998. While the Massachusetts unemployment rate was significantly lower than the national average between 1979 and 1989, the economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average. However, the economic recovery that began in 1993 has caused unemployment rates in Massachusetts to decline faster than the national average. As a result, since 1994 the unemployment rate in Massachusetts has been below the national average. The unemployment rate in Massachusetts fell from 3.4% in June 1998 to 3.1% in June 1999 and the United States unemployment rate remained the same between June 1998 and June 1999. In 1998, average annual pay levels in Massachusetts were the fourth highest in the nation, and the personal income growth rate was the eight highest in the nation.

      Massachusetts ended each of the fiscal years 1995 through 1999 with a positive closing fund balance in its budgeted operating funds, and expects to do so again at the close of fiscal 2000. Year-to-date tax collections through May totaled approximately $13.909 billion, an increase of approximately $1.165 billion, or 9.1%, over the same period in fiscal 1999. Taking into account expected reversions (i.e., appropriations that will not be spent in fiscal
2000), the Executive Office for Administration and Finance projected in June 2000 fiscal 2000 spending of approximately $31.259 billion, a 5.0% increase over fiscal 1999 spending.

      A cash flow projection for the balance of fiscal 2000 was released by the State Treasurer and the Secretary of Administration and Finance on March 7, 2000. Fiscal 2000 was projected to end with a cash balance of $776.6 million, excluding any fiscal 2000 activity that will occur after June 30, 2000 and excluding the Stabilization Fund. Bond issues of $250 million each were projected to occur in April and June, 2000. Federal grant anticipation note and note issues of $450 million and $150 million were projected to occur in April and June 2000, respectively. (These bond and note issues did not occur as projected. It is now anticipated that the Commonwealth will issue approximately $650 million of general obligation bonds in June, 2000 and $600 million of federal grant anticipation notes in August, 2000.)

      In recent years, health related costs have risen dramatically in Massachusetts and across the nation, and the increase in Massachusetts' Medicaid and group health insurance costs reflects this trend. In fiscal 1993, Medicaid was the largest item in Massachusetts' budget and has been one of the fastest growing budget items. However the rate of increase has abated in recent years, due to a number of savings and cost-cutting initiatives, such as managed care and utilization review. During fiscal years 1995, 1996, 1997, 1998 and 1999, Medicaid expenditures were $3.398 billion, $3.416 billion, $3.456 billion, $3.666 billion and $3.856 billion, respectively. The average annual growth rate from fiscal 1995 to fiscal 1999 was 3.3%. It is estimated that in fiscal 2000, Medicaid expenditures will be $4.092 billion, an increase of 6.1% from fiscal 1999.

        On June 15, 2000 the federal Health Care Financing Administration (HCFA) sent a letter to nine states, including Massachusetts, New York and Florida, indicating that portions of their Medicaid programs may be funded with impermissible taxes on health care providers, jeopardizing federal reimbursements collected on any Medicaid program expenditures funded with such taxes. If HCFA makes a final determination that the Commonwealth has imposed an impermissible provider tax, HCFA will undertake an audit of the Commonwealth's uncompensated care pool program and seek retroactive repayment of federal Medicaid reimbursements. Under federal regulations recoupment of federal Medicaid reimbursements is generally accomplished by withholding a portion of future Medicaid reimbursements to the state owing the repayment. States can appeal a request for repayment to an appeals panel within the U.S. Department of Health and Human Services and then to a federal district court. Since 1993, the Commonwealth has received an estimated $920 million in federal Medicaid reimbursements related to the expenditures in question. Clarification of the law surrounding permissible provider taxes is a national issue and resolution could take several years.

      Massachusetts' pension costs had risen dramatically as the Commonwealth appropriated funds to address in part the unfunded liabilities that had accumulated over several decades. Total pension costs increased an aggregate rate of 3.54% from $908.9 million in fiscal 1994 to $1.07 billion in fiscal 1998. Since fiscal 1998, total pension costs have decreased to $990.2 million in fiscal 1999 and are estimated to be $987.4 million in fiscal 2000. As recommended by the Governor, the Senate and House fiscal 2001 budget appropriates $922 million for the state's pension funding schedule and an additional $100 million related to increased pension liabilities due to the conversion to a new actuarial software.

      Payments for debt service on Massachusetts general obligation bonds and notes have risen at an average annual rate of 1.11% from $1.15 billion in fiscal 1994 to $1.21 billion in fiscal 1998. Payments for debt service in fiscal 1999 amounted to $1.17 billion. State law generally imposes a 10% limit on the total appropriations in any fiscal year that may be expended for payment of interest and principal on general obligation debt. As of January 1, 2000 the State had approximately $9.9 billion of long-term general obligation debt outstanding and short-term direct obligations of the Commonwealth totaled $175.0 million.

      Certain independent authorities and agencies within the State are statutorily authorized to use debt for which Massachusetts is directly, in whole or in part, or indirectly liable. Massachusetts' liabilities are either in the form of (i) a direct guaranty, (ii) state support through contract assistance payments for debt service, or (iii) indirect obligations. Massachusetts is indirectly liable for the debt of certain authorities through a moral obligation to maintain the funding of reserve funds which are pledged as security for the authorities' debt.

      In November 1980, voters in the Commonwealth approved a state-wide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the legislature. Proposition 2 1/2, as amended to date, limits the property taxes which a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5% of the full and fair cash value of real estate and personal property therein and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. In addition, Proposition 2 1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions which require voter approval at a general or special election. Proposition 2 1/2 also limits any annual increase in the total assessments on cities and towns by any county, district, authority, the Commonwealth, or any other governmental entity except regional school districts and regional water and sewer districts whose budgets are approved by two-thirds of their member cities and towns. During the 1980's, Massachusetts increased payments to the cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In fiscal 2000, approximately 21.7% of Massachusetts' budgeted expenditures were allocated to Local Aid.

      Many factors affect the financial condition of the Commonwealth and its cities, towns and public bodies, such as social, environmental, and economic conditions, many of which are not within the control of such entities. As is the case with most urban states, the continuation of many of Massachusetts' programs, particularly its human services programs, is in significant part dependent upon continuing Federal reimbursements which have been steadily declining. The loss of grants to Massachusetts and its cities and towns could further slow economic development. To the extent that such factors may exist, they could have an adverse effect on economic conditions in Massachusetts, although what effects, if any, such factors would have on Massachusetts' Municipal Obligations cannot be predicted.

Michigan Series

        General. Recently, the State's economy has been undergoing certain basic changes in its underlying structure. These changes reflect a diversifying economy which is less reliant on the automobile industry. As a result, the State anticipates that its economy in the future will be less susceptible to cyclical swings and more resilient when national downturns occur. In 1999, approximately 78% of wage and salary employment was in the State's non-manufacturing sectors. In 1999, total employment was 4.942 million with manufacturing wage and salary employment totaling 977,900. Manufacturing employment remains below the peak employment level of 1,179,600 attained in 1978. Employment in the durable goods manufacturing industries was 740,500 and non-durable goods manufacturing employment was 237,300 in the State in 1999. The motor vehicle industry, which is still an important component in the State's economy, employed 284,300 in 1999. The State's average unemployment rate for calendar year 1996 was 4.9%, for 1997 was 4.2%, for 1998 was 3.9% and for 1999 was 3.8%.

        State Constitutional Provisions Affecting Revenues and Expenditures. The State Constitution provides that proposed expenditures and revenues of any operating fund must be in balance and that any prior year's surplus or deficit must be included in the succeeding year's budget for that fund.

        In 1978, the State Constitution was amended to limit the amount of total State revenues raised from taxes and certain other sources. State revenues (excluding Federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal year revenues to total calendar 1977 State personal income.

        If, in any fiscal year, revenues exceed the revenue limitation by 1% or more, the entire amount of such excess shall be rebated in the following fiscal year's personal income tax or single business tax. Any excess of less than 1% may be transferred to the State's Budget Stabilization Fund. The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

        The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the following fiscal year. Spending for local units met this requirement for fiscal years 1990-91 through 1995-96.

        The State has settled litigation with Oakland County, Michigan in which Oakland County had alleged that the classification of State expenditures for certain mental health programs as spending for local units was improper. As part of the settlement, the State agreed to reclassify these expenditures, beginning in fiscal year 1992-93. As a result, the State determined that in fiscal year 1992-93 the proportion of State spending from State sources paid to local units of government was approximately $97.0 million less than constitutionally required and an amount at least this large was appropriated to the State's local government payment fund in the fiscal year 1996-97.

        The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for the purpose of determining compliance with the provision cited above.

        Major Funds of the State. The General Fund receives those revenues of the State not specifically required to be included in other funds. General Fund revenues are obtained approximately 55% from the payment of the State taxes and 45% from federal and non-tax revenue sources.

      General Fund revenues are segregated into two categories for accounting purposes: General Purpose and Special Purpose. The General Purpose category is comprised of those revenues on which no restrictions on use apply. The Special Purpose category is comprised of revenues designated for specific purposes and includes a portion of certain major taxes and most federal aid. Because expenditures are accounted for on a consolidated basis, it is not possible to segregate expenditures as related to the General Purpose portion or Special Purpose portion of total General Fund expenditures. Expenditures are not permitted by the State Constitution to exceed available revenues.

      General Purposes revenues consist primarily of that portion of taxes and federal aid not dedicated to any specific purpose. General Purpose revenues account for approximately 46% of total General Fund revenues. The passage of property tax and school finance reform, discussed below, significantly affects the sources of State revenues.

      Special Purpose revenues consist primarily of federal aid, taxes and other revenues dedicated to specific purposes. Special Purpose Revenues account for approximately 53% of total General Fund revenues.

      Federal aid accounted for approximately 72% of Special Purpose revenues. It is estimated that approximately three-fourths of the State's federal aid revenues require matching grants by the State. The percentage of State funds to total expense in programs requiring matched funds varies generally between 10 and 50%.

      Over two-thirds of total General Fund expenditures are made for education, and by the Family Independence Agency and by the Department of Community Health.

      State support of public education consists of aid to local and intermediate school districts, charter schools, state universities, community colleges, and the Department of Education, which is responsible for administering a variety of programs which provide additional special purpose funding for local and intermediate school districts.

      The Family Independence Agency and the Department of Community Health administer economic, social and medical assistance programs, including Medicare, Medicaid and the Temporary Assistance to Needy Families ("TANF") block grant, which represent the major portion of social services expenditures. The TANF grant requires state contributions tied to a 1994 maintenance of effort level. The Medicaid program continues on a matching basis, i.e., with federal funds supplying more than 50% of the fund.

      Under constitutional and statutory provisions, the School Aid Fund has received the proceeds of certain taxes. For a discussion of constitutional and legislative changes which significantly change the sources of revenue of the School Aid Fund, see below.

      Because the School Aid Fund receives almost all of its direct revenues from the sources which also provide revenues for the General Fund and a General Fund appropriation is made to the School Aid Fund each year, the daily management of the State Treasurer's Common Cash Fund is predicated in part on daily projections of estimated cash flow of the combined General Fund and School Aid Fund.

      The operating costs of local school districts are funded by local property taxes, State school aid and general aid. Approximately 10% of the annual debt service of "qualified" bonds issued by local school districts is funded by borrowing from the State School Bond Loan Fund, with the balance of the annual debt service of both "qualified" and "non-qualified" bonds funded from local property taxes.

      The School Aid Fund finances State expenditures in the form of financial assistance to public elementary and secondary and intermediate school districts ("K-12 districts").

      The Common Cash Fund, which is managed by the State Treasurer, pools the combined cash balances of State moneys until paid out as provided by law, including the General Fund and the School Aid Fund, but not certain trusts funds and funds covering the operations of State authorities, colleges and universities. State law authorizes the State Treasurer, with the approval of the State Administrative Board, to transfer cash on hand and on deposit among the various funds (other than certain bond-related funds) to best manage the available cash on hand and to assure that State obligations are paid as they become due. As a result, certain funds may have a negative cash balance for periods of time. All funds with negative balances are required to pay interest on such balances at a rate equal to the average interest earned by the Common Cash Fund on its investments. Allocations of earnings are made quarterly, based upon the average daily balances of the various funds and the common cash investment earnings rate.

      As of September 30, 1999, the actual balance for funds in the Common Cash Fund was $3,987.8 million. The actual General Fund - General Purpose total revenues and expenditures for the 1998-99 fiscal year were $9,322.6 million and $9,063.2 million, respectively. Projected 1999-00 fiscal year General Fund - General Purpose total revenues and expenditures are $9,514.4 million and $9,230.1 million, respectively.

        Property Tax and School Finance Reform. On August 19, 1993, the Governor signed into law Act 145, Public Acts of Michigan, 1993 ("Act 145"), a measure which would have significantly impacted financing of primary and secondary school operations and which has resulted in additional property tax and school finance reform legislation. Act 145 would have exempted all property in the State of Michigan from mileage levied for local and intermediate school districts operating purposes, other than mileage levied for community colleges, effective July 1, 1994. In order to replace local property tax revenues lost as a result of Act 145, the Michigan Legislature, in December 1993, enacted several statutes which address property tax and school finance reform.

        The property tax and school finance reform measures included a ballot proposal which was approved by the voters on March 15, 1994. Effective May 1, 1994, the State sales and use tax was increased from 4% to 6%, the State income tax was decreased from 4.6% to 4.4% (reduced to 4.2% for tax years 2000 and 2001 with phased-in reductions to 3.9% in 2004), the cigarette tax was increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price was imposed on certain other tobacco products. A 0.75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a State-wide property tax of 6 mills will be imposed on all real and personal property currently subject to the general property tax. The ability of school districts to levy property taxes for school operating purposes has been partially restored. A school board will, with voter approval, be able to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes, on non-homestead property and non-qualified agricultural property. The adopted ballot proposal contains additional provisions regarding the ability of local school districts to levy taxes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under the adopted ballot proposal, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

        The adopted ballot proposal contains a system of financing local school operating costs relying upon a foundation allowance amount which may vary by district based upon historical spending levels. State funding will provide each school district an amount equal to the difference between their foundation allowance and the revenues generated by their local property tax levy. Local school districts will also be entitled to levy supplemental property taxes to generate additional revenue if their foundation allowance is less than their historical per pupil expenditures. The adopted proposal also contains provisions which allow for the levy of a limited number of enhancement mills on regional and local school district bases.

        The adopted ballot proposal shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenditures. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

        Budget Stabilization Fund. In 1977, the Budget Stabilization Fund was established to accumulate balances during years of significant economic growth which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. Calculated on an accrual basis, the unreserved ending accrued balance of the Budget Stabilization Fund on September 30, 1995 was $987.9 million, on September 30, 1996 was $614.5 million (net of a $529.1 million reserve for future education funding), on September 30, 1997 was $579.8 million (net of a $572.6 million reserve for future education funding), on September 30, 1998 was $1,000.5 million, and on September 30, 1999 was $1,222.5 million.

        State and State-Related Indebtedness. The State Constitution limits State general obligation debt to (i) short-term debt for State operating purposes, (ii) short- and long-term debt for the purpose of making loans to school districts and (iii) voter-approved long-term debt.

        Short-term debt for operating purposes is limited to an amount not in excess of 15% of undedicated revenues received during the preceding fiscal year and must be issued only to meet obligations incurred pursuant to appropriation and repaid during the fiscal year in which incurred. Such debt does not require voter approval.

        Debt incurred by the State for the purpose of making loans to school districts may be issued in whatever amount required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

        There are also various State authorities and special purpose agencies created by the State which issue bonds secured by specific revenues. Such debt is not a general obligation of the State.

        The State has issued outstanding general obligation full faith and credit bonds and notes for Water Resources, Environmental Protection, Recreation Program, and School Loan purposes. As of September 30, 1999, the outstanding principal amount of all State general obligation bonds was approximately $839.4 million. The State did not issue any long-term general obligation bonds during the 1995-96 and 1996-97 fiscal years. The State issued $250 million in general obligation bonds in fiscal year 1997-98. The State did not issue any general obligation bonds in fiscal year 1998-99.

      The State issued between $500 million and $900 million in short-term general obligation notes in each fiscal year from 1992-93 through 1997-98; except during the 1993-94 fiscal year when no notes were issued. These notes were issued for cash flow purposes and were fully paid at maturity. The State did not issue any general obligation notes in fiscal year 1998-99 and does not anticipate issuing general obligation notes for cash flow purposes in fiscal year 1999-2000.

      On October 20, 1999, the State issued $96.9 million in general obligation bonds for its Clean Michigan Initiative Program.

        As of December 31, 1999, approximately $8.76 billion in principal amount of "qualified" bonds of local school districts was outstanding. In the past 30 years, the State has been required only once to advance monies from the State School Bond Loan Fund to make a debt service payment on behalf of a school district, other than for routine loans. In that case the tax collections available to the school district for payment of debt service were escrowed on the due date because of litigation. After the litigation was completed, the escrowed funds were paid in full to the State School Bond Loan Fund.

        Effective for qualified bonds issued on and after October 1, 1998, the State implemented strengthened program mechanics which require advance fund transfers by school districts and paying agent notification prior to qualified bond debt service payment dates. These new procedures further ensure that qualified bond obligations are paid on a timely basis.

      The Department of Transportation, State Building Authority, the Michigan Underground Storage Tank Financial Assurance Authority and Michigan State Housing Development Authority have outstanding as of September 30, 1999, $4,980.0 million of various revenue and special obligation debt and have the authority to issue such debt in the future.

Minnesota Series

      State and State-Related Indebtedness. The Minnesota Constitution authorizes public debt to be incurred for the acquisition and betterment of public land, buildings and other improvements of a capital nature or for appropriations or loans to Minnesota State agencies or political subdivisions for this purpose, as the Legislature by the three-fifths vote of each House may direct, and to finance the development of agricultural resources of the State by extending credit on real estate security, as the Legislature may direct. All such debt is evidenced by the issuance of State of Minnesota bonds maturing within 20 years of their date of issue, for which the full faith and credit and taxing powers of the State are irrevocably pledged. There is no limitation as to the amount or interest rate of such general obligation issues.

      As of June 1, 2000, the outstanding principal amount of all Minnesota general obligation bonds was approximately $2.49 billion. The total amount of general obligation bonds authorized but unissued as of June 1, 2000, was approximately $1.06 billion.

      The Minnesota Constitution limits Minnesota general obligation debt to (i) short-term debt for Minnesota operating purposes, (ii) short-term debt for purposes of making loans to school districts and (iii) voter-approved long-term debt.

      Short-term debt for operating purposes is limited to an amount not in excess of 15% of undedicated revenues received during the preceding fiscal year and must be issued only to meet obligations incurred pursuant to appropriation and repaid during the fiscal year in which incurred. Minnesota has no short-term debt outstanding and, therefore, Minnesota does not expect to do any short-term borrowing for cash flow purposes during the Current Biennium. Minnesota has not done any short-term borrowing since January, 1985.

      There are also various Minnesota authorities and special purpose agencies created by the state which issue bonds secured by specific revenues. Such debt is not a general obligation of the State of Minnesota.

      Constitutional and Statutory Provisions Relating to Minnesota and Local Funding. Revenues in Minnesota are generated primarily from individual income taxes, corporate franchise taxes, sales and use taxes, insurance gross earnings taxes, estate taxes, motor vehicle excise taxes, excise taxes on liquor and tobacco products, mortgage taxes, deed taxes, legalized gambling taxes, rental motor vehicle taxes, taconite and iron ore occupation taxes, and health care provider taxes. In addition to the major taxes described above, other sources of non-dedicated revenue include minor taxes, 60% of Minnesota's lottery net proceeds, unrestricted grants, fees and charges of Minnesota State agencies and departments, and investment income. County, municipal and certain special purpose districts (such as water, flood or mosquito control districts) are authorized to levy property taxes within specified legislative limits. A portion of Minnesota's revenues is allocated from State government to other governmental units within Minnesota such as municipal and county governments, school districts and State agencies through a complex series of appropriations and financial aid formulas. This financial interdependency of the Minnesota State government with other units of government, subject all levels of government, in varying degrees, to fluctuations in Minnesota's overall economy.

      Minnesota's constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis with revenues created in the period in which they are collected and expenditures debited in the period in which the corresponding liabilities are incurred. The biennium begins on July 1st of the odd numbered year and runs through June 30th of the next odd numbered year. Minnesota's Current Biennium began on July 1, 1999 and will end on June 30, 20001.

      Minnesota's ability to appropriate funds is limited by the Minnesota Constitution, which directs that Minnesota government shall not in any biennium appropriate funds in excess of projected tax revenues from all sources. Minnesota is authorized to levy additional taxes to resolve any inadvertent shortfalls.

      Appropriations for each biennium are enacted during the final legislative session of the immediately preceding biennium. A revenue forecast is prepared during the legislative session to provide the legislature with updated information for the appropriations process. During each biennium, regular forecasts of revenues and expenditures are prepared.

      Minnesota's biennial budget appropriation process relies on revenue forecasting as the basis for establishing aggregate expenditure levels. Risks are inherent in the revenue and expenditure forecasts. Assumptions about U.S. economic activity and federal tax and expenditure policies underlie these forecasts. Any federal law changes that increase federal income taxes or reduce federal spending programs may adversely affect these forecasts. Finally, even if economic and federal tax assumptions are correct, revenue forecasts are still subject to some normal level of error. The correctness of revenue forecasts and the strength of Minnesota's overall economy may restrict future aid or appropriations from Minnesota government to other units of government.

      The Cash Flow Account was established in the General Accounting Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds from the Cash Flow Account is governed by statute. The Cash Flow Account balance is set for the Current Biennium at $350 million. No provision has been made for increasing the balance of the Cash Flow Account from increases in forecast revenues over forecast expenditures. The Budget Reserve Account was established in the Accounting General Fund for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account and the allocation of surplus forecast balances to the Budget Reserve Account are governed by statute. The Budget Reserve Account balance is set for the Current Biennium at $622 million.

      For the fiscal year ended June 30, 1999, net revenues received in the Accounting General Fund were $10.481 billion. Total expenditures and net transfers to other funds were $11.093 billion for fiscal year 1999. For the fiscal year ended June 30, 1998, total net revenues were $10.904 billion. Total expenditures and net transfers were $10.014 billion.

      As of April 30, 2000, net revenues received without taking into account accruals, were approximately $9.957 billion for fiscal year 1999. Total expenditures and net transfers through April 30, 2000, were $9.261 billion.

      The Department of Finance prepared a forecast of Accounting General Fund revenues and expenditures for the Current Biennium in February 2000. Accounting General Fund resources were forecast to be $26.516 billion and Accounting General Fund expenditures were forecast to be $23.581 billion, resulting in a projected Unreserved Accounting General Fund balance of $2.935 billion. That balance included a Cash Flow Account of $350 million, a Budget Reserve Account of $622 million, Dedicated Reserves of $145 million, and a Property Tax Reform Account of $1.018 billion, resulting in a projected Unrestricted Accounting General Fund balance of $800 million.

      Compared to estimates in November 1999, Accounting General Fund resources were $222 million higher. Forecast expenditures were $12 million lower. When combined with a $5 million increase in the investment earnings dedicated to the Property Tax Reform Account, the net increase in expected Unrestricted Accounting General Fund balance was $229 million.

      Of the forecast increase of $222 million, $185 million was a net increase in forecast non-dedicated revenues and a $37 million increase in transfers and dedicated revenues accounted for the balance of the change in resources. The forecast for individual income taxes increased $140 million, while corporate projections fell $46 million.

      Accounting General Fund expenditures were forecast to total $23.581 billion, down $12 billion from November 1999. Minor increases in K-12 education, family support and other programs were offset by a $42 million reduction in health care spending.

      During the 2000 legislative session, the Legislature enacted revenue measures and appropriations that modified the budget for the Current Biennium. Actions were based on the February 2000 revenue and expenditure forecast.

      The 2000 legislative session produced three significant tax law changes. The Legislature adopted, and the Governor approved $1.030 billion in tax reductions for Minnesota taxpayers in the Current Biennium. For Fiscal Year 2000, the Legislature passed a $640 million sales tax rebate. Authorized spending was increased by slightly over $800 million.

      The end of 2000 legislative session estimates of resources, expenditures, and unrestricted fund balance were $25.766 billion, $24.640 billion and $9 million, respectively.

      In 1992, the Minnesota Legislature established the MinnesotaCare(R) program to provide subsidized health care insurance for long term uninsured Minnesotans; reform individual and small group health insurance regulations; create a health care analysis unit; to collect condition-specific data about health care practices in order to develop practice parameters for health care providers; implement certain cost containment measures into the system; and establish an office of rural health to ensure the health care needs of all Minnesotans are being met. The program is not part of the Accounting General Fund. A separate fund, called the Health Care Access Fund, has been established in Minnesota's Special Reserve Fund to account for revenues and expenditures for the MinnesotaCare(R) program. Program expenditures are limited to revenues received in the Health Care Access Fund. Program revenues are derived from dedication of insurance premiums paid by individuals and permanent taxes including a 2% gross revenue tax on hospitals, health care providers, and wholesale drug distributors, a 2% use tax on prescription drugs and a 1% gross premium tax on nonprofit health service plans and HMOs. For calendar years 2000 and 2001, these permanent taxes have been temporarily lowered to 1.5% and 0%, respectively. The provider tax will continue at 1.5% until calendar year 2002, while the gross premium tax will remain at 0% until calendar year 2003.

      The 1993 Legislature adopted legislation establishing a school district credit enhancement program. The legislation authorizes and directs the Commissioner of Finance, under certain circumstances and subject to the availability of funds, to issue a warrant and authorize the Commissioner of Children, Families and Learning to pay debt service coming due on school district tax and state-aid anticipation certificates of indebtedness and school district general obligation bonds in the event that the school district notifies the Commissioner of Children, Families and Learning that it does not have sufficient money in its debt service fund for that purpose, or the paying agent informs the Commissioner of Children, Families and Learning that it has not received from the school district timely payment of moneys to be used to pay debt service. The legislation appropriates annually from the Accounting General Fund to the Commissioner of Children, Families and Learning the amount needed to pay any warrants which are issued. The amounts paid on behalf of any school district are required to be repaid, with interest, either through a reduction of subsequent state-aid payments or by the levy of an ad valorem tax which may be made with the approval of the Commissioner of Children, Families and Learning. As of June 1, 2000, there were approximately $225 million of certificates of indebtedness enrolled in the program, all of which will mature within a thirteen month period. The State has not had to make any debt service payments on behalf of school districts under the program and does not expect to make any payments in the future. The State expects that school districts will issue certificates of indebtedness in 2001 and will enroll these certificates in the program in about the same amount of principal as 2000.

      School districts may issue certificates of indebtedness or capital notes to purchase certain equipment. The certificates or notes may be issued by resolution of the Board, are payable from school district taxes levied within statutory limits and must be payable in not more than five years. School districts are authorized to issue general obligation bonds only when authorized by school district electors or special law, and only after levying a direct, irrevocable ad valorem tax on all taxable property in the school district for the years and in amounts sufficient to produce sums not less than 5% in excess of the principal of an interest on the bonds when due. As of June 1, 2000, the total amount of principal on certificates and capital notes issued for equipment, certificates of participation and bonds, plus the interest on these obligations, through the year 2026, is approximately $6.4 billion.

      Tobacco Settlement. On May 8, 1998, the State entered into a settlement of a lawsuit, which it had initiated against several tobacco companies. The settlement requires the defendant tobacco companies to pay to the State an amount of $6.1 billion over a period of 25 years. This settlement will produce additional annual calendar year revenue to the State ranging from a low of approximately $204.0 million to a high of approximately $418.0 million. The allocation and use of most of these revenues has not been established. There has been federal congressional discussion about state Medicaid reimbursement out of state tobacco settlements. Federal legislative proposals have been introduced, but to date no federal legislation has been enacted.

      Selected Economic and Demographic Factors. Diversity and a significant natural resource base are two important characteristics of Minnesota's economy. Minnesota's economy is being lifted by strong earnings growth in the service industry, rising housing construction, and job gains which are slowly firming up the labor market.

      When viewed in 1999 at a highly aggregative level of detail, the structure of Minnesota's economy parallels the structure of the U.S. economy as a whole. Minnesota employment in ten major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total Minnesota employment was within two percentage points of national employment share.

      Minnesota's employment in the durable goods industries continues to be highly concentrated in industries specializing in the manufacturing of industrial machinery, fabricated metal, electronic equipment and instruments, and miscellaneous categories. This emphasis is partially explained by the location in Minnesota of computer-related equipment manufacturers. Further, manufacturers of food products, wood products, and printed and published materials joined the high technology manufacturing group which has led to significant business expansion in Minnesota.

      The importance of Minnesota's rich natural resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 1999, 29.5% of Minnesota's non-durable goods employment was concentrated in food and kindred industries, and 16.6% in paper and allied industries. This compares to 22.7% and 8.9%, respectively, for comparable sectors in the national economy.

      Both of these industries rely heavily on renewable resources in Minnesota. Over half of Minnesota's acreage is devoted to agricultural purposes and nearly one-third to forestry. Printing and publishing are also relatively more important in Minnesota than in the U.S.

      Mining is currently a less significant factor in the Minnesota economy than formerly. Mining employment, primarily in the iron ore or taconite industry, dropped from 17.3 per thousand in 1979 to 7.4 per thousand in 1999. It is not expected that mining employment will soon return to 1979 levels. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.

      While Minnesota's involvement in the defense industry is limited, as military procurement cuts continue, Minnesota employers may face challenges in maintaining employment and sales. More importantly, Minnesota firms producing electronic components, communication equipment, electrical equipment, chemicals, plastics, computers and software may face additional competition from companies converting from military to civilian production.

      Minnesota resident population grew from 4,085,000 in 1980 to 4,387,000 in 1990 or, at an average annual compound rate of .7%. In comparison, U.S. population grew at an annual compound rate of .917% during this period. Minnesota population is currently forecast by the U.S. Department of Commerce to grow at an annual compound rate of .8% through 2010.

      Employment and Income Growth in Minnesota. In the period 1980 to 1990, overall employment growth in Minnesota lagged behind national growth. However, manufacturing has been a strong sector, with Minnesota employment outperforming its U.S. counterpart in both the 1980-1990 and 1990-1999 periods.

      In spite of the strong manufacturing sector, during the 1980 to 1990 period, total employment in Minnesota increased 17.9% as compared to 20.1% nationally. Most of Minnesota's slower growth can be associated with declining agricultural employment and two recessions in the U.S. economy in the early 1980's which were more severe in Minnesota than nationwide. Minnesota non-farm employment growth generally kept pace with the nation in the period after the 1981-82 recession ended in late 1982. In the period 1990 to 1996, non-farm employment growth in Minnesota exceeded national growth. Since then, Minnesota and U.S. employment have expanded at about the same rate. Between 1990 and 1999, Minnesota's non-farm employment grew 22.5% compared to 15.0% nationwide.

      Since 1980, Minnesota per capita personal income has been within six percentage points of national per capita personal income. The State's per capita income, which is computed by dividing personal income by total resident population, has generally remained above the national average in spite of the early 1980's recessions and some difficult years in agriculture. In 1998, Minnesota per capita personal income was 102.8% of its U.S. counterpart.

      Another measure of the vitality of Minnesota's economy is its unemployment rate. During 1998 and 1999, Minnesota's monthly unemployment rate was generally less than the national unemployment rate, averaging 2.8% in 1999, as compared to the national average of 4.2%.

New Jersey Series

        New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey's principal manufacturing industries produce chemicals, pharmaceutical, electrical equipment and instruments, machinery, printing and food products. Other economic activities include services, wholesale and retail trade, insurance, tourism, petroleum refining and truck farming.

        During 1999, a continuation of the national business expansion, a strong business climate in the State, and positive developments in neighboring metropolitan areas contributed to the State's economic expansion - the second strongest year for economic growth since 1988.

        Employment within the State increased by 1.7% in 1999, resulting in an increase of over 65,000 jobs. Job gains were primarily spread across the service producing industries with particularly strong growth in wholesale and retail trade (20,400) and business services (20,200). Computer software and personnel supply related companies accounted for the bulk of the job growth in the business services sub-sector, adding 15,000 jobs.

        With strong labor market conditions, New Jersey's personal income increased at a pace of 5.8% in 1999, making it the first year since 1992 that the New Jersey growth rate was above the national rate. The strong State economy also led to a 6.5% growth in retail sales. Low inflation, approximately 2%, continues to benefit New Jersey consumers and businesses, and low interest rates have increased spending on housing and other consumer durables. In 1999, home building was at its highest level since 1988.

        New Jersey's unemployment rate remained low in 1999 - close to the national average. Joblessness, in terms of both absolute level and its rate, has been falling steadily since its peak in 1992. The early trends in year 2000 indicate that the number of unemployed persons in New Jersey has dropped to its lowest level since mid-1989.

        The economic outlook for 2000/2001 is for continued growth, but at somewhat more moderate rates. Employment is expected to increase by approximately 50,000 jobs, reflecting a slowing national economy and shortages in skilled technical specialties that will constrain job growth. The outlook also indicates a steady slowing in State personal income growth from 5.7% in 2000 to 4.8% in 2001.

        A slower growing national economy and the national election year campaign make it increasingly unlikely that any changes in national economic or fiscal policy will be implemented that will impact the State's economy significantly in the forecast period. However, uncertainties in the international economy are likely to remain due to oil price and currency issues.

        Other areas of concern include the volatility in the stock market, possible significant shifts in consumer and investor confidence, unstable and potentially deflationary international economic conditions, and the prospect of leaner U.S. corporate profits. In addition, the restructuring of major industries will continue due to cost containment, globalization of competition, and deregulation concerns. Although the forecasts for 2000/2001 contain more risks than in the recent past, the basic fundamentals of the State's economic health remain favorable.

        The New Jersey outlook is based on expected national economic performance and on recent State strategic policy actions aimed at infrastructure improvements, effective education and training of the State's workforce, and maintaining a competitive business environment. Investments in each of these policy areas are critical to maintaining the long-term health of the State's economy.

        In July 1991, S&P lowered New Jersey's general obligation bond rating from "AAA" to "AA+". As of May 2000, S&P, Moody's and Fitch rated New Jersey's long-term general obligations "AA+", "Aal" and "AA+", respectively.

        The revised estimate as shown in the Governor's fiscal year 2000 Budget forecasts Sales and Use tax collections for fiscal year 2000 of $5.575 billion, a 10.3% increase from the fiscal year 1999 revenue. The fiscal year 2001 estimate of $5.993 billion is a 7.5% increase from the fiscal year 2000 estimate.

        The revised estimate as shown in the Governor's fiscal year 2000 Budget forecasts gross income tax collections for fiscal year 2000 of $7.035 billion, an 11.2% increase from fiscal year 1999 revenue. The fiscal year 2001 estimate of $7.580 billion is a 7.7% increase from fiscal year 2000. Included in the fiscal year 2000 and fiscal year 2001 estimates is the enactment of a property tax deduction, to be phased in over a three-year period, permitting a deduction by resident taxpayers against gross income tax of a percentage of their property taxes.

        The revised estimate as shown in the Governor's fiscal year 2000 Budget forecasts corporations business tax collections for fiscal year 2000 of $1.396 billion, a 0.5% decrease from fiscal year 1999 revenue. The fiscal year 2001 estimate of $1.486 billion is a 6.4% increase from fiscal year 2000. Included in the corporation business tax estimates for fiscal year 2000 and fiscal year 2001 is an estimate of amounts which were previously collected pursuant to the gross receipts and franchise taxes applicable to utilities and which are now collected pursuant to the corporation business tax related to the utilities.

        Estimated receipts from State taxes and revenues, including the three principal taxes set forth above, are forecasts based on the best information available at the time of such forecasts. Changes in economic activity in the State and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections being more or less than forecasted.

        Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised her plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent.

        The State appropriated approximately $18.486 billion and $19.975 billion (adjusted) for fiscal years 1999 and 2000, respectively. Of the $18.486 billion appropriated in fiscal year 2000 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund and Gubernatorial Elections Fund, $7.928 billion was appropriated for State aid to local governments, $6.172 billion was appropriated for grants-in-aid (payments to individuals or public or private agencies for benefits to which a recipient is entitled by law or for the provision of service on behalf of the State), $4.467 billion for Direct State services, $518.7 million for debt service on State general obligation bonds and $889.6 million for capital construction.

        Should tax revenues be less than the amount anticipated in the Budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. The appropriations for fiscal year 1999 and for fiscal year 2000 reflect the amounts contained in the Governor's fiscal year 2000 Budget.

        The State has made appropriations for principal and interest payments for general obligation bonds for fiscal years 1997 through 2000 in the amounts of $446.9 million, $483.7 million, $501.1 million and $518.7 million, respectively. The Governor's fiscal year 2001 Budget includes an appropriation in the amount of $530.0 million for principal and interest payments for general obligations bonds.

North Carolina Series

        Economic Characteristics. The economic profile of North Carolina consists of a combination of industry, agriculture, and tourism. Non-agricultural wage and salary employment accounted for approximately 3,666,800 jobs in 1997, of which approximately 834,500 were in manufacturing. According to the North Carolina Bureau of Labor Statistics, in July 1997, the State ranked tenth in non-agricultural employment and eighth in manufacturing employment. During the period from 1990 to 1998, per capita income in the State grew from $16,674 to $24,036, an increase of 44.2%. The North Carolina Employment Security Commission estimated the May 1999 seasonally adjusted unemployment rate to be 2.9%, as compared with a national unemployment rate of 4.0%.

        The labor force has undergone significant changes during recent years. The State has moved from an agricultural to a service and goods producing economy. According to the Employment Security Commission, the labor force has grown from 2,855,200 in 1980 to 3,884,100 in 1997, an increase of 35%.

        More than 734 international firms have established a presence in the State. Charlotte is the second largest financial center in the nation, based on assets of banks headquartered there. Bank of America, the nation's largest bank, is based in Charlotte. The strength of North Carolina's manufacturing sector also supports a growth in exports. The 1997 annual statistics showed $18.2 billion in exports, placing North Carolina tenth among the states in export trade.

        Agriculture is a basic element in North Carolina's economy. Gross agricultural income in 1997 reached over $8.3 billion, placing the State eighth in the nation in gross agricultural income. The poultry industry is the leading source of agricultural income, accounting for approximately 25% of gross agricultural income. Pork production accounts for approximately 24% of gross agricultural income. The tobacco industry remains important to North Carolina providing approximately 4% of gross agricultural income. In 1997, North Carolina ranked third in the nation in net farm income.

        North Carolina's agricultural diversity and a continuing emphasis on marketing efforts have protected farm income from some of the wide variations experienced in states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina has the third most diversified agricultural economy in the nation. In 1997, there were approximately 54,000 farms in the State. A strong agribusiness sector also supports farmers with farm inputs (agricultural chemicals and fertilizer, farm machinery, and building supplies) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing). North Carolina's agricultural industry, including food, fiber and forest, contributes over $46 billion annually to the State's economy, accounts for nearly 25% of the State's income and employs approximately 22% of the State's workforce.

        On November 23, 1998, 46 states' Attorneys General and the major tobacco companies signed a proposed settlement that reimburses states for smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years. The settlement was approved in North Carolina by a Consent Decree in December 1998. On March 16, 1999, the General Assembly enacted a law approving the establishment of a foundation, to comply with the Consent Decree, to help communities in North Carolina hurt by the decline of tobacco. The court must review the law for compliance with the intent outlined in the Consent Decree. The foundation would receive 50% of the settlement. A trust fund for tobacco farmers and quota holders and a second trust fund for health programs, both to be created by the General Assembly, would each get a quarter of the settlement.

        The Division of Tourism, Film and Sports Development of the North Carolina Department of Commerce has estimated that approximately $10.1 billion was spent on tourism in the State in 1997, an increase of approximately 4.1% over 1996. The Division of Tourism, Film and Sports Development estimates that approximately 171,000 people, or 4.7% of total non-agricultural employment, were employed in tourism-related jobs in the State.

        Revenue Structure. North Carolina's three major operating funds which receive revenues and from which monies are expended are the General Fund, the Highway Fund and the Highway Trust Fund. The 1989 General Assembly created the Highway Trust Fund to provide monies for a major highway construction program for the State. There are no prohibitions or limitations in the North Carolina Constitution on the State's power to levy taxes except an income tax rate limitation of 10% and a prohibition against a capitation or "poll" tax.

        A portion of North Carolina's tax revenue is generated from individual and corporate income taxes, sales and use taxes, highway use tax on certain short-term motor vehicle rentals, corporate franchise tax, excise taxes on piped natural gas, taxes on alcoholic beverages, tobacco products and soft drinks, estate taxes, insurance taxes levied on insurance companies and other taxes, which revenues are deposited into the State's General Fund. Additional tax revenue is generated from a motor fuels tax, a highway use tax on long term rentals and retail sales of motor vehicles and motor vehicle license tax, which revenue is deposited in the Highway Fund and Highway Trust Fund. Additional non-tax revenue deposited to the General Fund consists of (i) institutional and departmental receipts which are deposited with the State Treasurer, including fees, tuition payments, and Federal funds collected by State agencies, (ii) interest earned by the State Treasurer on investments of General Fund monies, and (iii) revenues from the judicial branch. Federal aid is an important source of non-tax revenue for the Highway Fund and Highway Trust Fund.

        State Budget. The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period.

        The budget is based upon estimated revenues and a multitude of existing and assumed State and non-State factors, including State and national economic conditions, international activity and federal government policies and legislation.

        The Executive Budget Act, adopted by the General Assembly in 1925, sets out the procedure by which the State's budget is adopted and administered. The Act requires the adoption of a balanced budget. North Carolina General Statute
Section 143-25 provides that the Governor, as ex officio Director of the Budget, "may reduce all of said appropriations, pro rata when necessary, to prevent an overdraft or deficit to the fiscal period for which such appropriations are made. The purpose and policy of this Article is to provide and insure that there shall be no overdraft or deficit in the General Fund of the State at the end of the fiscal period, growing out of appropriations for maintenance, and the Director of the Budget is directed and required to so administer this Article so as to prevent any such overdraft or deficit. Prior to taking any action under this section to reduce appropriations pro rata, the Governor may consult with the Advisory Budget Commission." The Governor may take less drastic action to reduce expenditures to maintain a balanced budget before the need for across-the-board appropriations reduction arises.

        In November 1996, the voters of the State approved a Constitutional amendment giving the Governor the power to veto budgetary and certain other legislative matters.

        Actual General Fund tax revenue totaled $11,679,700,000 in 1997-98, an increase of 9.5% over 1996-97. General Fund tax and non-tax revenue totaled 12,097,200,000 in 1997-98, an increase of 8.1% over 1996-97. This tax and non-tax revenue total includes investment earnings of $447,700,000. The individual income tax personal exemption was increased from $2,000 to $2,250 for 1995 and further to $2,500 for 1996 and beyond. In addition, a $60 child tax credit was enacted beginning with the 1995 tax year. The remaining portion of the State intangibles tax was also repealed as of January 1, 1995.

        The State sales and use tax rate on food consumed at home was reduced from 3.0% to 2.0% beginning January 1, 1997, and has been repealed effective July 1, 1998. The State corporate income tax rate was reduced from 7.5% to 7.25% in 1998, 7.0% in 1999, and will be reduced to 6.9% in 2000 and thereafter. The State homestead exemption was increased, decreasing the ad valorem tax base for counties. Most privilege license taxes were eliminated as of January 1, 1997.

        The Highway Fund revenue collections totaled $1,778,900,000 in fiscal year 1997-98, an 8.0% increase over 1996-97. Sources of revenues for the Highway Fund include taxes on the sale of motor fuels as well as registration and licensing fees for motor vehicles. This gross revenue includes investment earnings in the amount of $18.5 million.

        The Highway Trust Fund is more dependent on consumption-based revenues, such as taxes and fees derived from sales of motor fuels and vehicles, than the Highway Fund, which draws upon more stable sources for its revenue, such as motor vehicle registration and licensing fees. The Highway Trust Fund revenue collections totaled $862,200,000 in fiscal year 1997-98, an 8.8% increase over 1996-97. This gross revenue includes investment earnings in the amount of $62.8 million.

        State Indebtedness. The North Carolina Constitution provides in substance that the State shall not contract a debt, other than refunding debt, by borrowing money in any biennium and pledge its faith and credit to the payment thereof for an amount in excess of two-thirds of the amount by which the outstanding debt of the State was reduced in the preceding biennium unless the proposed debt is submitted to and approved by the voters at an election.

        The State is authorized by the Constitution to borrow in anticipation of the collection of taxes due and payable within the current fiscal year to an amount not exceeding 50% of such taxes. The State has not borrowed in anticipation of taxes since fiscal year 1959-60.

        There are no bonds of the State outstanding which contemplate the appropriation by the General Assembly of such amount as may be necessary to make up any deficiency in a debt service reserve therefor. Furthermore, no legislation has been enacted by the General Assembly which would authorize the issuance of any such bonds.

      Of the $1.95 billion of bonds authorized and unissued, an offering of $450 million School Bonds was anticipated for the second quarter of 2000. It is anticipated that $300 million of Clean Water and Natural Gas Bonds will be issued in the 2000-01 fiscal year.

        Litigation. The following are cases pending in which the State of North Carolina faces the risk of either a loss of revenue or an unanticipated expenditure but which, in the opinion of the Department of State Treasurer, would not materially adversely affect the State of North Carolina's ability to meet its financial obligations:

      1. Leandro, et al. v. State of North Carolina and State Board of Education
- School Funding. On May 25, 1994 students and boards of education in five counties in the State filed suit in Superior Court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law and violates various statutes relating to public education. Five other North Carolina counties intervened and now allege claims for relief on behalf of their students' rights to sound basic education on the basis of the high proportion of at risk students in the counties' systems.

      The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The State filed a motion to dismiss, which was denied at the trial court level. On appeal, the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court's conclusion that the North Carolina Constitution guarantees every child the opportunity to obtain a sound basic education. Trial on the claim of one plaintiff's County is set for August of 1999. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position.

      2. Bailey/Emory/Patton cases -- State Tax Refunds-State and Federal Retirees. State and local government retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review. In 1992, many of the same plaintiffs filed a new lawsuit, Bailey, et. al. v. North Carolina, et. al., alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt and violation of several state constitutional provisions.

      On May 31, 1995, the Superior Court of Wake County issued an order ruling in favor of the Bailey plaintiffs. On May 8, 1998 the North Carolina Supreme Court affirmed the Superior Court order in favor of the Bailey plaintiffs. Several additional cases, also named Bailey, et. al. v. North Carolina, et. al., and one named Emory, et. al. v. North Carolina, et. al., were filed by State and local government retirees to preserve their refund claims for subsequent tax years through tax year 1997. The outcome of these cases was controlled by the outcome of the initial Bailey case.


      In 1995, a group of federal government retirees filed a class action suit in Wake County Superior Court, Patton, et. al. v. North Carolina, et. al., seeking refunds of State taxes paid on federal pension income since 1989. The Patton plaintiffs alleged that, should the plaintiffs in Bailey prevail, such a result would re-establish the disparity of treatment between state and federal pension income which was held unconstitutional in Davis v. Michigan (1989). In Davis, the United States Supreme Court ruled that a Michigan income tax statute which taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision, North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with 1989 tax year, resulting in the Bailey case.

      On June 10, 1998, the North Carolina General Assembly reached an agreement settling the Bailey, Emory and Patton cases. The agreement, embodied in a consent order, provided that the State would pay $799,000,000 in two installments, one in 1998 and the other in 1999, to extinguish all liability for refunds for tax years 1989 through 1997 of taxes paid by federal, State and local government retirees who had five years of creditable service in their retirement system prior to August 12, 1989, the date of enactment of the statute repealing the exemptions from taxation of State and local government retirement benefits, or who had "vested" by that date in certain "defined contribution" plans such as the State's 401(k) and deferred compensation plans. The consent order was conditioned upon the North Carolina General Assembly appropriating the funds to make the payments set forth in the consent order and court approval of the settlement following notice to class members. The appropriation of the first installment of $400,000,000 was made, and the Superior Court approved the settlement on October 7, 1998.

      3. Smith/Shaver Cases - State Tax Refunds - Intangibles Tax. The Smith case is a class action tax refund lawsuit related to litigation in Fulton Corporation v. Faulkner, a case filed by a single taxpayer and decided by the United States Supreme Court in 1996 regarding the constitutionality of certain taxes previously collected by the State on intangible personal property. On July 7, 1995, while the Fulton case was pending before the United States Supreme Court, the Smith class action was commenced in North Carolina Superior Court on behalf of all other taxpayers who had paid the tax and had complied with the requirements of the North Carolina tax refund statute and would, therefore, be entitled to refunds if Fulton prevailed on its refund claim. These original plaintiffs were later designated Class A when a second group of plaintiffs were added. The new class, denominated Class B, consisted of taxpayers who had paid the tax but had failed to comply with the tax refund statute. On February 21, 1996, the United States Supreme Court held in Fulton that the State's intangibles tax on shares of stock in non-North Carolina corporations (by then repealed) violated the Commerce Clause of the United States Constitution because it discriminated against stock issued by corporations that do all or part of their business outside of North Carolina. It remanded the case to the North Carolina Supreme Court to consider remedial issues, including whether the offending provision in the statute (the taxable percentage deduction) was severable.

      On February 10, 1997, the Supreme Court of North Carolina in the Fulton remand proceeding severed the taxable deduction provision and invited the General Assembly to determine the appropriate remedy for the discriminatory tax treatment of eligible taxpayers who paid the tax but did not benefit from the deduction. While the General Assembly considered the remedial issues raised by the Fulton remand, the Smith plaintiffs moved for judgment on their refund claims. On June 11, 1997, the trial judge in Smith ordered refunds to be made for tax years 1991-1994 to the Class A plaintiffs and dismissed the Class B claims. Refunds to Class A taxpayers, totaling approximately $120,000,000 have been paid, with interest. The Class B plaintiffs appealed, and on December 4, 1998, the North Carolina Supreme Court reversed the dismissal of their claims. As a result of the Smith decision, the State will be required to pay refunds to the Class B plaintiffs. As of March 31, 1999, the State estimated that its liability for such tax refunds, with interest through June 30, 1999, would be approximately $350,000,000.

      A second class action tax refund lawsuit, Shaver, et. al. v. North Carolina, et. al., was filed on January 16, 1998, by the same taxpayers as the Class B plaintiffs in Smith asserting alternative theories of recovery for the same tax years 1991 through 1994 involved in the Smith case and claiming refunds for one additional tax year, 1990. Their additional claim for tax year 1990 totaled approximately $100,000,000.

      On July 12, 1999, the General Assembly approved a plan to settle all outstanding claims in the Smith and Shaver cases for a total sum of $440,000,000. Pursuant to the terms of the settlement plan, $200,000,000 will be appropriated by the State in October 1999, and the remaining $240,000,000 will be appropriated no later than July 2000. Final implementation of the settlement is contingent upon the entrance of a consent order by the presiding judge in the Smith and Shaver cases.

      4. N.C. School Boards Association, et. al. v. Harlan E. Boyles, State Treasurer, et. al. - Use of Administration Payments. On December 14, 1998, plaintiffs, including the county school boards of five counties, filed suit in Superior Court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. For the last fiscal year for which information was available to them, plaintiffs allege liability of approximately $84,000,000. Until this matter is resolved, any refunds and interest will continue to accrue. The North Carolina Attorney General's office believes that sound legal arguments support the State's position on the outstanding claims.

      5. Faulkenbury v. Teachers' and State Employees' Retirement System, Peele
v. Teachers' and State Employees' Retirement System and Woodard v. Local Governmental Employees' Retirement System - Disability Retirement Benefits. Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights, and violation of state constitutional and statutory rights. The Superior Court ruled in favor of plaintiffs. The Order was affirmed by the North Carolina Supreme Court in 1997. The case went back to the Superior Court for calculations of benefits and payment of retroactive benefits, along with determination of various remedial issues. As a result of the remedial proceedings, there are now two appeals pending in the appellate courts concerning calculation of retroactive benefits. The plaintiffs previously submitted documentation to the court asserting that the cost in damages and higher prospective benefit payments to the plaintiffs and class members would amount to $407.0 million. Calculations and payments so far indicate that retroactive benefits will be significantly less than estimated, depending in part on the pending appeals. Payments have been made by the State of approximately $73.0 million. The remaining liability for retroactive benefits is estimated by the State not to exceed $42.0 million. All retroactive payments and future benefit payments are payable from the funds of the Retirement systems.

Ohio Series
      State Economy and Budget. The "non-manufacturing" sector employs approximately 80% of all non-agricultural payroll workers in the State of Ohio. Economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture and related agricultural sectors combined also is an important segment of the Ohio economy. The financial condition of the State has fluctuated in a pattern related to national economic conditions, with periods of prolonged stringency characterizing fiscal years 1980 through 1983. Additionally, the 1980-82 recession brought with it a substantial increase in bankruptcies and foreclosures. While the State's economy improved since 1983, the State experienced an economic slowdown in 1990-91, consistent with the national economic conditions during that period. In recent years the State has experienced an increase in economic activity, fueled in part by employment growth in the non-manufacturing sector, consistent with the national trend. This economic upswing served as a basis for temporary personal income tax reductions in 1996.

      The State constitution requires the Ohio General Assembly to "provide for raising revenue, sufficient to defray the expenses of the State, for each year, and also a sufficient sum to pay the principal and interest as they become due on the State debt." The State is effectively precluded by law from ending a fiscal year or a biennium in a "deficit" position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the constitution to $750,000.

      The State finances most of its operations through the General Revenue Fund ("GRF") which receives general state revenues not otherwise dedicated pursuant to certain constitutional and statutory claims on state revenues. The GRF sources consist primarily of personal income and sales and use taxes. The GRF ending (June 30) biennial fund balance is reduced during less-favorable national economic periods and then increases during more favorable economic periods.

      The Office of Budget and Management ("OBM") reported positive $976.8 million ending fund balance for the GRF for the last complete fiscal biennium ended June 30, 1999. In addition, as of June 1, 2000, the Budget Stabilization Fund ("BSF") had a cash balance of $953.3 million.

      For the 1998-99 biennium, GRF appropriations approximated $36 billion, which provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred into the State income tax reduction fund, $200,000,000 into public school assistance programs, and $44,184,153 into the BSF. The Fiscal Year 1999 biennium ending GRF balances were $1.512 billion (cash) and $976,778,000 (fund). Portions of that fund balance were transferred as follows: $325,700,000 to school building assistance; $293,185,000 to the State income tax reduction fund; $85,400,000 to SchoolNet (a program to supply computers for classrooms); $46,374,000 to the BSF; and $4,600,000 to interactive video distance learning. With the transfer, the BSF balance increased to its current level of $953,291,000.

      The GRF appropriations acts for the current 2000-01 biennium (one for all education purposes, and one for general GRF purposes) were both passed in June 1999 and were promptly signed (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion. The following are examples of GRF major program biennial expenditure increases over those for the prior biennium: primary and secondary education, 17.2%; higher education, 12.6%; mental health and mental retardation, 4.3%; and adult and juvenile corrections, 18%.

      Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies often occur in some months, particularly the middle months, of a Fiscal Year. State statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior Fiscal Years) and the use of the Total Operating Fund ("TOF") to manage temporary GRF cash flow deficiencies. The State has not undertaken external revenue anticipation borrowing.

      The TOF includes the total consolidated total cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). The TOF cash balances are consolidated only for the purpose of meeting cash flow requirements and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then-preceding Fiscal Year.

      The State has planned for and encountered some monthly GRF cash flow deficiencies in all recent Fiscal Years. For example, GRF cash flow deficiencies have ranged from occurring in 10 months in Fiscal Year 1992 to four months in Fiscal Years 1995 and 1997. With respect to recent fiscal years, the GRF had cash flow deficiencies in five months in Fiscal Year 1998 (the highest being $742,059,000), in six months in Fiscal Year 1999 (the highest being $497,677,000), and in four months of the current Fiscal Year (the highest being $827,127,000). GRF cash flow deficiencies have been and are expected by OBM to remain within the TOF limitations discussed above.

      The State has enacted legislation allocating its anticipated share of the proceeds of the national tobacco settlement. A comprehensive allocation has been made through Fiscal Year 2012 and a partial allocation has been made through Fiscal Year 2025. (In light of the constitutional two-year limitation on appropriations, those allocations are subject to the General Assembly making biennial appropriations to fund them.) None of the moneys are to be applied to existing operations programs of the State. The main portion of the moneys will go to assist the financing of elementary and secondary school capital facilities. Other amounts are targeted for new programs for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco-growing areas of the State (primarily the southeastern portion).

      State Debt. The Ohio Constitution prohibits the incurrence or assumption of debt by the State without a popular vote except to (i) cover causal deficits or failures in revenues limited in amount of $750,000 and (ii) repel invasion, suppress insurrection or defend the State in war.

      From 1921 to June 1, 2000, the voters of Ohio, by 16 constitutional amendments, have authorized the incurrence of state borrowing debt to which taxes or excises were pledged for payment, all of which related to capital facilities financing, except for three funding veterans' bonuses and one for coal technology research and development. The only such tax-supported debt still authorized to be incurred are highway, local infrastructure, coal development and natural resources general obligation bonds and a recently authorized common school and higher education facilities bonds.

      A constitutional amendment approved by the electors in November 1999 provides a new annual debt service "cap" for future issues of State general obligation bonds and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, those new bonds may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Application of the cap may be waived in a particular instance by a 3/5ths vote of each house of the General Assembly, and may be changed by future constitutional amendments. Those direct obligations of the State include, for example, bonds issued by the OPFC, OBA and Treasurer that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications.

      The State and State agencies have issued revenue bonds that are payable from net revenues of or relating to revenue-producing facilities or categories of facilities, such as those issued by the Ohio Turnpike Commission. Under interpretations by Ohio courts, those revenue bonds are not "debt" within the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency), to which tax moneys may not be obligated or pledged.

      In addition, the Constitution authorizes the issuance, for certain purposes, of State obligations the owners or holders of which are not given the right to have excises or taxes levied by the General Assembly to pay principal and interest. Those special obligations include those issued by, among others, the Ohio Public Facilities Commission (OPFC) and the Ohio Building Authority
(OBA), and certain obligations issued by the Treasurer of State. OPFC issues those obligations for mental health and parks and recreation purposes, and has previously issued them for higher education purposes. OBA issues obligations for facilities to house branches and agencies of State government and their functions, including: State office buildings and facilities for the Department of Administrative Services (DAS) and others; juvenile detention facilities for the Department of Youth Services (DYS) and other governmental entities; Ohio Department of Transportation (ODOT) buildings; Department of Rehabilitation and Correction (DRC) prisons and correctional facilities including certain local and community-based facilities; office facilities for the Bureau of Workers' Compensation (BWC) and Department of Natural Resources (DNR); Ohio Arts and Sports Facilities Commission (AFSC) and Department of Public Safety (DPS) facilities; and school district computer technology and security facilities. The Treasurer has issued obligations for certain elementary and secondary school facilities under lease with the Ohio School Facilities Commission.

      In recent years, State agencies also have participated in office and non-highway transportation projects that have some local as well as State use and benefit, in connection with which the State enters into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of participation
(COPs) are issued that represent fractionalized interests in the State's anticipated payments. OBM estimates the highest future Fiscal Year payments, which are primarily made from GRF appropriations, under those agreements to be $4,599,220.

      In addition, to assist in financing selected highway infrastructure projects, the State has recently used financing arrangements (lease agreements, with related local agency special obligation bonds) that call for State payments to be made from federal transportation funds allocated to the State. OBM estimates the highest future Fiscal Year payments under those arrangements to be $23,962,913. In the event of any insufficiency in those anticipated federal allocations, the ODOT director is obligated to request a discretionary General Assembly appropriation from other sources.

      Payments by the State under all such agreements are subject to biennial appropriations by the General Assembly, with the lease terms as to the State being two years subject to renewal if appropriations are made. The number and amount of obligations under such agreements have varied and will vary from time to time. Generally, the OBM Director's approval of such agreements is required, particularly if there are to be publicly offered obligations representing fractionalized interests in or payable from the State's anticipated payments.

      A statewide economic development program assists, with loans and loan guarantees, the financing of facilities for industry, commerce, research and distribution. The law authorizes the issuance of state bonds and loan guarantees secured by a pledge of portions of the state profits from liquor sales. The General Assembly has authorized the issuance of these bonds by the State Treasurer, with a general maximum of $300 million currently authorized to be outstanding at any one time (excluding bonds issued to meet guarantees, but less any amount by which 4% of the unpaid principal amount of guaranteed loan payments exceeds the funded amount applicable to the guarantees). The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds (except for bonds issued to meet guarantees) may not under present law exceed $25 million. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $500 million. A 1996 issue of $168.74 million ($161.16 million outstanding) of taxable bonds refunded outstanding bonds and provided additional funds for the program. A 1998 issue of approximately $102.0 million of taxable forward purchase refunding bonds were issued to refund, as of 2006, term bonds of the 1996 issue stated to mature in 2016 and 2021. The highest future fiscal year debt service on the outstanding bonds of those issues, which are payable through 2021, is approximately $16.2 million in 2008.

      Only a portion of State capital needs can be met by direct GRF appropriations; therefore, additional State borrowing for capital purposes has been and will be required. Until recently, under constitutional limitations most of that borrowing has been by lease-rental supported obligations such as those issued by OPFC and OBA and, in some cases, by the Treasurer.

      The capital appropriations and capital reappropriations acts for the 2001-02 biennium authorized additional borrowings for the various categories, including over $930 million in general obligations for education purposes.

      The State is a party to various legal proceedings seeking damages or injunctive relief. The State also is party to certain litigation questioning the constitutionality of the State's system of school funding. The Ohio Supreme Court concluded in 1997 that major aspects of the system are unconstitutional. It ordered the State to provide for and fund sufficiently a system complying with the Ohio Constitution, staying its order to permit time for responsive corrective actions by the General Assembly. The Court has indicated that property taxes may still play a role in, but "can no longer be the primary means" of, school funding. The Court remanded the case to the trial court to hear evidence and render an opinion on the constitutionality of the enacted legislation which opinion could then be appealed directly to the Ohio Supreme Court. A hearing in the trial court was subsequently held on the constitutionality of the legislation enacted since 1992 to enhance school funding consistent with the Supreme Court decision.

      In February 1999, the trial court ruled that the State continues to be not in compliance with the constitutional requirements, and ordered the State "forthwith to provide for and fund a system of funding public elementary and secondary education in compliance with the Ohio Constitution and the 1997 directive of the Ohio Supreme Court." The court also ordered the State Board of Education and the State Superintendent of Public Instruction to prepare and submit to the General Assembly proposals for compliance with the trial court orders and the Supreme Court directive.

      The State has filed with the Ohio Supreme Court a notice of appeal of the trial court's decision. The trial court has granted the State's request for a stay, pending appeal, of implementation of its order (except that portion calling for State agency proposals). It is not possible at this time to state what the results of any appeal might be, or, should plaintiffs prevail on appeal, the effect on the State's present school funding system.

      Litigation pending in the Ohio Court of Claims contests the Ohio Department of Job and Family Services (OJFS), formerly the Department of Human Services, prior Medicaid financial eligibility rules for married couples when one spouse is living in a nursing facility and the other resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals rules in favor of ODHS; plaintiff's petition for certiorari was not granted by the U.S. Supreme Court. As the Court of Claims case, it is not possible to state the period (beyond the current Fiscal Year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600,000,000 for the retroactive period and, based on current law, it is estimated that the State's share of those additional expenditures would be approximately $240,000,000. In April 1999, the Court of Claims decertified the action there as a class action, but on appeal, in April 2000, the Ohio Court of Appeals reversed the Court of Claims grant of the motion to decertify. The State is seeking to appeal this decision, and it filed a notice of appeal and memorandum seeking jurisdiction in the Ohio Supreme Court on May 15, 2000.

      State Employees and Retirement Systems. The State has established five public retirement systems to provide retirement, disability retirement and survivor benefits. The Public Employees Retirement System ("PERS"), the largest of the five, covers both State and local public employees. The State Teachers Retirement System ("STRS") and School Employees Retirement System ("SERS") primarily cover school district and public higher education employees. The Highway Patrol Retirement System ("HPRS") covers State troopers, and the Police and Firemen's and Disability and Pension Fund System ("PFDPS") covers local safety forces.

      As the most recent year reported by the particular system, the unfunded accrued liabilities of STRS (6/30/99) and SERS (6/30/99) were $5.639 billion and $203.2 million, respectively, and the unfunded accrued liabilities of PERS (12/31/98), HPRS (12/31/98) and PFDPS (12/31/98) were $1.125 billion, $36.3 million and $1.47 billion, respectively.

      State Municipalities. Ohio has a mixture of urban and rural population, that is approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State; six cities have populations of over 100,000 and eighteen over 50,000.

      A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies." A commission composed of state and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions, and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

      Over the years, the act's "fiscal emergency" provisions have been applied to 12 cities and to 14 villages. As of June 1, 2000, five municipalities remain under the procedure. A new preliminary "fiscal watch" status has recently been added, with two municipalities in this status as of June 1, 2000.

      The fiscal emergency legislation was recently amended to extend its potential application to counties (88 in the State) and townships. This extension is on an "if and as needed" basis, and not aimed at particular identified existing fiscal problems of those subdivisions.

      Summary. Many factors affect or could affect the financial condition of the State and other issuers of debt obligations, many of which are not within the control of the State or such issuers. There can be no assurance that such factors and the resulting impact on State and local governmental finances will not affect adversely the market value of Ohio Municipal Obligations held in the portfolio of the Fund or the ability of the respective obligors to make required payments on such obligations.

Pennsylvania Series

      General. Pennsylvania historically has been dependent on heavy industry, although declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy over the last thirty years. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

      In 1999, the population of Pennsylvania was 11.99 million, ranking fifth in the nation. According to the U.S. Bureau of the Census, Pennsylvania experienced a slight increase from the 1990 estimate of 11.89 million. Pennsylvania has a high proportion of persons between 24 and 65 years old, and is highly urbanized, with almost 80% of the 1990 census population residing in the 15 Metropolitan Statistical Areas of the Commonwealth. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan statistical areas, together comprise approximately 44% of the Commonwealth's total population.

      The Commonwealth's workforce is estimated at 5.9 million people, ranking as the sixth largest labor pool in the nation. Pennsylvania's average annual unemployment rate remained below the national average between 1986 and 1990. Slower economic growth caused the rate to rise to 7.0% in 1991 and 7.6% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 4.3% in 1999. From 1994 through 1998, Pennsylvania's annual average unemployment rate was below that of the Middle Atlantic Region, but slightly higher than that of the United States as a whole. As of December 1999, the seasonally adjusted unemployment rate for the Commonwealth was 4.1%, equal to that of the United States as a whole.

      Personal income in the Commonwealth for 1998 was $321.5 billion, an increase of 4.1% over the previous year. During the same period, national personal income increased at a rate of 5.0%.

      Financial Accounting. Pennsylvania utilizes the fund method of accounting and over 150 funds have been established for the purpose of recording receipts and disbursements, of which the General Fund is the largest. Most of the operating and administrative expenses are payable from the General Fund. The Motor License Fund is a special revenue fund that receives tax and fee revenues relating to motor fuels and vehicles, and except for one-half cent per gallon of the liquid fuels tax which is deposited in the Liquid Fuels Tax Fund for distribution to local municipalities, all such revenues are required to be used for highway purposes. Other special revenue funds have been established to receive specified revenues appropriated to specific departments, boards and/or commissions. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, State Racing and State Lottery Funds. The General Fund, all special revenue funds, the Debt Service Funds and the Capital Project Funds combine to form the Governmental Fund Types.

      The Tax Stabilization Reserve Fund was established in 1986 and provided with initial funding from General Fund appropriations. The Tax Stabilization Reserve Fund receives 15% of any budgetary basis fiscal year-end surplus of the General Fund and all proceeds from the disposition of assets of the Commonwealth not designated for deposit elsewhere. It is to be used for emergencies threatening the health, safety or welfare of citizens or to offset unanticipated revenue shortfalls due to economic downturns. Assets of the fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. The fund balance was in excess of $943.3 million as of June 30, 1999.

      Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of the Enterprise funds is the State Stores Fund, which is used for the receipts and disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise.

      Financial information for the funds is maintained on a budgetary basis of accounting ("Budgetary"). Since 1984, the Commonwealth has also prepared financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements have been audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm. The Budgetary information is adjusted at fiscal year end to reflect appropriate accruals for financial reporting in conformity with GAAP. The Commonwealth maintains a June 30th fiscal year end.

      The Constitution of Pennsylvania provides that operating budget appropriations may not exceed the actual and estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which represent the majority of expenditures of the Commonwealth.

      Assets in the Commonwealth's governmental fund types rose during fiscal 1999 by 21.0 percent to $9,238.6 million. Liabilities for the governmental fund types during fiscal 1999 increased by 6.3 percent to $4,086.8 million. A larger gain in assets than in liabilities during fiscal 1999 for governmental fund types produced a 35.9 percent increase in equity and other credits at June 30, 1999. Equity and other credits at the end of fiscal 1999 totaled $5,151.8 million, up from $3,791.8 million at the end of fiscal 1998. The five-year period ending with fiscal 1999 was a time of economic growth with modest rates of growth at the beginning of the period and larger increases during the most recent years. Throughout the period, inflation has remained relatively low, helping to restrain expenditure growth. Favorable economic conditions have helped total revenues and other sources rise at an average annual rate of 5.8 percent during the five-year period. Taxes, the largest revenue source, increased at an average annual rate of 4.3 percent during the five-year period. License and fee revenues rose at a 7.1 percent average annual rate, largely because of various motor vehicle fee increases effective for fiscal 1998. Other revenues, mostly charges for sales and services and investment income, increased at an average annual rate of 20.3 percent during the period. Expenditure and other uses during the fiscal 1995 through fiscal 1999 period rose at a 4.8 percent average annual rate, led by a 9.6 percent average annual increase for protection of person and property costs. Though still high, the growth rate for this program has declined from previous year's rates as the increased costs to acquire, staff and operate expanded prison facilities becomes part of the expenditure base. Public health and welfare programs, the largest single category of expenditures, have experienced a 5.8 percent average annual increase for expenditures, slightly above the average for total expenditures. Capital outlay has increased by an annual average rate of 20.8 percent during the five-year period. Increased amounts committed to community and economic development projects through the capital budget are largely responsible for the growth rate.

      Revenues and Expenditures. Pennsylvania's Governmental Fund Types receive over 54% of their revenues from taxes levied by the Commonwealth. Interest earnings, licenses and fees, lottery ticket sales, liquor store profits, miscellaneous revenues, augmentations and federal government grants supply the balance of the receipts to these funds. Revenues not required to be deposited in another fund are deposited in the General Fund. The major tax sources for the General Fund are the 6% sales and use tax (34.4% of General Fund revenues in fiscal 1999), the 2.8% personal income tax (34.8% of General Fund revenues in fiscal 1999) and the 9.99% corporate net income tax (9.0% of General Fund revenues in fiscal 1999). Tax and fee proceeds relating to motor fuels and vehicles are constitutionally dedicated to highway purposes and are deposited into the Motor License Fund. The major sources of revenues for the Motor License Fund include the liquid fuels tax and the oil company franchise tax. That Fund also receives revenues from fees levied on heavy trucks and from taxes on fuels used for aviation purposes. These latter revenues are restricted to the repair and construction of highway bridges and aviation programs, respectively. Revenues from lottery ticket sales are deposited in the State Lottery Fund and are reserved by statute for programs to benefit senior citizens.

      Pennsylvania's major expenditures include funding for education ($7.5 billion of fiscal 1998 expenditures, and $7.85 billion and $8.05 billion of the fiscal 1999 and 2000 budgets, respectively) and public health and human services ($13.5 billion of fiscal 1998 expenditures, and $15.1 billion and $15.2 billion of the fiscal 1999 and 2000 budgets, respectively).

General Fund: Financial Condition/Results of Operations.
-------------------------------------------------------

      Five Year Overview (GAAP Basis). During the five-year period from fiscal 1995 through fiscal 1999, revenues and other sources increased by an average 6.0% annually. Tax revenues during this same period increased by an annual average of 4.2%. The largest growth rate during the five year period was for other revenues. Those revenues increased at an average annual rate of 24.4%. Increases in charges for sales and services and in investment income constitute the largest portion of other revenues and are the principal reason for this rate of growth. Intergovernmental revenues rose by an 8.0% annual average rate of increase. An accounting change in fiscal 1996 that made food stamp coupon revenue from the federal government an item of intergovernmental revenue is responsible for a major portion of this increase. Expenditures and other uses during the fiscal 1995 through fiscal 1999 period rose at an average annual rate of 5.0%. Program costs for economic development and assistance increased an average 12.1% annually, the largest growth rate of all programs. Protection of persons and property programs increased by an average annual rate of 10.3%. This rate of increase reflects the costs to acquire, staff and operate expanded prison facilities to house a larger prison population. Public health and welfare program costs increased at a 5.9% average annual rate during the period. Efforts to control costs for various social programs and the presence of favorable economic conditions have helped restrain these costs.

      The fund balance at June 30, 1999 totaled $2,863.4 million, an increase of $905 million over the $1,958.9 million balance at June 30, 1998. The fiscal 1999 year-end unreserved-undesignated balance of $1,235.7 million is the largest such balance recorded since audited GAAP reporting was instituted in 1984 for the Commonwealth.

      Fiscal 1997 Financial Results (GAAP Basis): For fiscal 1997, assets increased $563.4 million and liabilities declined $166.3 million to produce a $729.7 million increase in fund balance at June 30, 1997. The fund balance increase during fiscal 1997 has brought a restoration of an undesignated-unreserved balance. The $187.3 million undesignated-unreserved balance was the first recorded since fiscal 1994. Total revenues and other sources rose 3.5% for fiscal 1997. An increase of 5.5% in tax revenue aided by an improving State economy was partially offset by a $175.2 million decline in intergovernmental revenues. Expenditures and other uses increased 1.0% for the fiscal year. As in the past several fiscal years, expenditure increases were led by protection of persons and property program costs. Fiscal 1997 costs for this program rose by 4.7%, the largest increase for a program. General government program costs for fiscal 1997 declined by 14.3% from the fiscal year earlier. A reduction in estimated expenditures for maintaining the Commonwealth's self-insured worker's compensation program is largely responsible for the decline.

      Fiscal 1997 Financial Results (Budgetary Basis): The unappropriated balance of Commonwealth revenues increased during the 1997 fiscal year by $432.9 million; higher than estimated revenues and slightly lower expenditures than budgeted caused the increase. The unappropriated balance rose from an adjusted amount of $158.5 million at the beginning of fiscal 1997, to $591.4 million (prior to reserves for transfer to the Tax Stabilization Reserve Fund) at the close of the fiscal year. Transfers to the Tax Stabilization Reserve Fund for fiscal 1997 operations were $188.7 million, of which $88.7 million represents the normal 15% of the ending unappropriated balance, plus an additional $100.0 million authorized by the General Assembly when it enacted the fiscal 1998 budget. Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $17.3206 billion, which was $576.1 million (3.4%) above the budget estimate. Revenue from taxes was the largest contributor to higher than estimated receipts. Tax revenue in fiscal 1997 grew 6.1% over tax revenues in fiscal 1996. Personal income collections were $236.3 million over estimate representing a 6.9% increase over fiscal 1996 receipts. Receipts of the sales and use tax were $185.6 million over estimate representing a 6.2% increase. Collections of corporate taxes also exceeded their estimates for the fiscal year. Non-tax revenues were $19.8 million (5.8%) over estimate mostly due to higher than anticipated interest earnings. Expenditures from Commonwealth revenues (excluding pooled financing expenditures) during fiscal 1997 totaled $16.3477 billion and were close to the estimate made in February 1997.

      Fiscal 1998 Financial Results (GAAP Basis): For fiscal 1998, general fund (including the Tax Stabilization Reserve Fund) assets increased $705.1 million and liabilities rose by $111.1 million during the fiscal year. These changes contributed to a $310.3 million rise in the undesignated-unreserved balance for June 30, 1998, to $497.6 million, at that time the highest level achieved since audited GAAP reporting was instituted in 1984. Fiscal 1998 total revenues and other sources rose 4.3% led by an 11.1% increase in other revenues, largely charges for sales and services and investment income. Tax revenues rose 4.2%. Expenditures and other uses during fiscal 1998 rose by 4.5%. Program areas with the largest percentage increase for the fiscal year were economic development and assistance (21.3%), transportation (19.3%) and general government (14.3%). A decline in general government expenditures for fiscal 1997 due to lower expenditures for the Commonwealth's self-insured worker's compensation program causes the percentage increase for general government expenditures for fiscal 1998 to be exaggerated.

      Fiscal 1998 Financial Results (Budgetary Basis): Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior to transfers to the Tax Stabilization Reserve Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds and by slightly lower expenditures than budgeted were responsible for the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1998 operations total $223.3 million consisting of $73.3 million representing the required transfer of 15% of the ending unappropriated surplus balance, plus an additional $150.0 million authorized by the General Assembly when it enacted the fiscal 1999 budget. With these transfers, the balance in the Tax Stabilization Reserve Fund exceeds $668.0 million and represents 3.7% of fiscal 1998 revenues. Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $18.1232 billion, or $676.1 million (3.9%) above the estimate made at the time the budget was enacted. Tax revenue received in fiscal 1998 grew 4.8% over tax revenues received during fiscal 1997. This rate of increase includes the effect of legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1998. Personal income tax collections were $416.6 million over estimate representing an 8.5% increase over fiscal 1997 receipts. Sales and use tax receipts were $6.2 million over estimate representing a 1.9% increase. Aggregate receipts from corporate taxes also exceeded the estimate for the fiscal year. Non-tax revenues were $27.5 million (8.6%) over estimate, mostly due to greater than anticipated interest earnings for the fiscal year. Reserves established during fiscal 1998 for tax refunds totaled $910 million. This amount is a $370 million increase over tax refund reserves for fiscal 1997 representing an increase of 68.5% due to a change in which tax refund liabilities are recognized on a budgetary basis. Expenditures from all fiscal 1998 appropriations of Commonwealth revenues totaled $17,229.8 million, an increase of 4.5% over fiscal 1997 appropriation expenditures.

      Fiscal 1999 Financial Results (GAAP Basis): For fiscal 1999, assets increased $1,024 million, 20.6% over the prior fiscal year. An increase of $1,118 million of temporary investments represented the largest asset increase for the period. Liabilities rose $119.5 million representing a 4% increase over the prior period. The increase of assets over liabilities for fiscal 1999 caused the fund balance as of June 30, 1999 to increase by $904.5 million over the fund balance as of June 30, 1998. The total fund balance as of June 30, 1999 was $2,863.4 million, the largest fund balance achieved since audited GAAP reporting was instituted in 1984 for the Commonwealth.

      The increase to fund balance resulted from a $2,057.4 million increase in revenues and other sources offset by $1,766.8 million of higher expenditures, other uses and equity transfers. Tax revenues increased 4.2% for the fiscal year while other revenues, largely investment income and charges for sales and services, increased by 24.4%. Public health and welfare program expenses accounted for the largest expenditure increase for the fiscal year, $943.3 million representing a 5.9% increase. The largest percentage increases in expenditures for the fiscal year were in capital outlay (19.8%), economic development and assistance programs (12.1%), and protection of persons and property programs (10.3%).

      Fiscal 1999 Financial Results (Budgetary Basis): The 1999 fiscal year ended with an unappropriated surplus (prior to the transfer to the Tax Stabilization Reserve Fund) of $702.9 million, an increase of $214.2 million from June 30, 1998. Transfers to the Tax Stabilization Reserve Fund totaled $255.4 million for fiscal year 1999 consisting of $105.4 million representing the statutory 15% of the fiscal year-end unappropriated surplus and an additional $150 million from the unappropriated surplus authorized by the General Assembly. The $447.5 million balance of the unappropriated surplus was carried over to fiscal year 2000. The higher unappropriated surplus was generated by tax revenues that were $712.0 million (3.9%) above estimate and $61.0 million of non-tax revenue (18.4%) above estimate. Higher than anticipated appropriation lapses also contributed to the higher surplus. A portion of the higher revenues and appropriation lapses were used for supplemental fiscal 1999 appropriations totaling $357.8 million. Of this amount, $200 million was appropriated for general obligation debt service above current needs; $59 million to accrue the fourth quarterly Commonwealth contribution to the School Employees' Retirement System; and $90 million to the Public Welfare department to pay additional medical assistance costs estimated to occur in the 1999 fiscal year. These supplemental appropriations represent expected one-time obligations. Including the supplemental appropriations and net of appropriation lapses, expenditures for fiscal 1999 totaled $18,144.9 million, a 5.9% increase over expenditures during fiscal 1998.

      Revenues from taxes for the fiscal year rose 3.9% after tax reductions enacted with the 1999 fiscal year budget that were estimated to be $241.0 million for the fiscal year. The sales and use tax represented the largest portion of the above-estimate of revenues. Receipts from this tax were $331.3 million, or 5.3% above the estimate and 7.4% above the prior fiscal year's receipts. Personal income tax receipts, especially those from estimated and final taxpayer filings, boosted receipts $299.5 million, or 4.7% above estimate for the fiscal year. Taxes paid through employee withholding were slightly below estimate. For the fiscal year, personal income tax receipts were 7.2% above those of the prior fiscal year. Among the taxes paid by corporations, only capital stock and franchise tax receipts exceeded estimates. Revenues from this tax were $144.5 million (15.1%) over estimate. The corporate net income tax and the various selective business taxes all recorded receipts below estimate. In aggregate, they were a net $68.5 million below estimate. Non-tax revenues, led by interest earnings due to higher investable balances, were $61.0 million (18.4%) above estimate.

      Appropriations enacted for fiscal 1999 when the budget was originally adopted were 4.1% ($713.2 million) above the appropriations enacted for fiscal 1998 (including supplemental appropriations). In May 1999, along with the adoption of the fiscal 2000 budget, supplemental fiscal 1999 appropriations described above totaling $357.8 million were enacted. With these additional appropriated amounts, total appropriations for fiscal 1999 represent a 6.2% increase over fiscal 1998 appropriations. Appropriation lapses of $222.6 million and additional Commonwealth revenues above budget estimates provided the funding for the additional appropriations. Appropriation lapses in fiscal 1998 and 1997 were $161.8 million and $200.6 million, respectively.

      Proposed Fiscal 2000 Budget: The General Fund budget for the 2000 fiscal year was approved by the General Assembly in May 1999. The adopted budget includes appropriations from Commonwealth revenues of $19,061.5 million and estimated revenues (net of estimated tax refunds and enacted tax changes) of $18.699.9 million. Funds to cover the $361.6 million difference between estimated revenues and projected spending will be obtained from a partial draw down of the fiscal 1999 year-end balance. The level of proposed spending represents an increase of 3.8% over the spending authorized for fiscal 1999 of $18,367.6 million. Enacted tax changes effective for fiscal 2000 total a net reduction of $380.2 million for the General Fund.

      The estimate of Commonwealth revenues in the enacted budget for fiscal 1999 is based on an economic forecast for real gross domestic product to grow at a 1.4% rate. Growth of real gross domestic product is expected to be restrained by a slowing of the rate of consumer spending to a level consistent with personal income gains and by smaller gains in business investment in response to falling capacity utilization and profits. Slowing economic growth is expected to cause the unemployment rate to rise through the fiscal year but inflation is expected to remain moderate. Trends for the Pennsylvania economy are expected to maintain their close association with national economic trends. Personal income growth is anticipated to remain slightly below that of the U.S. while the Pennsylvania unemployment rate is anticipated to be very close to the national rate.

      Commonwealth revenues (excluding the estimated cost of enacted tax reductions) are projected to increase by 2.8% over fiscal 1999 receipts. Tax revenues are expected to rise by 3.2%. Appropriations from Commonwealth funds increase by 3.8% over are fiscal 1999 appropriations. Program areas that have been proposed to receive funding increases above the 3.8 % average include corrections, basic education, special education, and medical assistance. Enacted tax cuts for fiscal 2000 total an estimated $380.2 million in the General Fund. The major components of the tax reductions are: (i) the tax rate for the capital stock and franchise taxes by one mill to 10.99 mills ($91.6 million); (ii) repeal the gross receipts tax on regulated gas companies ($78.4 million); (iii) lower the current $300 minimum capital stock and franchise tax to $200 ($16.2 million); (iv) raise the annual cap on net operating loss credits per taxpayer from $1.0 million to $2.0 million ($35.5 million); (v) increase the weighting from 50% to 60% of the sales factor used in the apportionment formula to calculate Pennsylvania taxable income for corporate net income purposes ($31.5 million); (vi) restructure the public utility realty tax ($54.6 million); and
(vii) expand the income limit to qualify for personal income tax forgiveness by $500 to $6,500 per dependent ($7.5 million). Most major changes are effective January 1, 1999.

      Subsequent to the enactment of the fiscal year 2000 budget, $153.6 million of additional appropriations were authorized. The largest of these additional appropriations were $82.6 million for disaster relief purposes and $64.7 million for the first of a five-year environmental protection program. The need for additional appropriations during the fiscal year of approximately $58.5 million has been identified but has not yet been authorized. All additional appropriations are anticipated to be able to be funded from lapses of appropriation authority during the fiscal year. Current estimates for such lapses of appropriations total $200 million but will be revised for the Governor's fiscal year 2001 budget request.

      Through December 1999, actual General Fund Commonwealth revenues have exceeded estimated receipts by $177.0 million, 2.1%. Revenues from taxes are $135.5 million above estimate led by collections from the sales and use tax that are $70.4 million above estimate. Non-tax collections, principally investment earnings, are $41.5 million above estimate. In December 1999, it was estimated that Commonwealth revenues for the 2000 fiscal year may exceed the estimate by approximately $309 million.

      As of December 1999, including the subsequent actions and estimates described above, the Commonwealth estimates the fiscal year 2000 ending unappropriated surplus balance (prior to transfer to the Tax Stabilization Reserve Fund) to be $382.7 million, a $296.8 million increase over the $85.9 million estimated for the enacted budget. The revised estimate projects a $57.4 million transfer to the Tax Stabilization Reserve Fund for fiscal year 2000.

      Motor License Fund: The State Constitution requires that all proceeds of motor fuels taxes, vehicle registration fees, license taxes, operators' license fees and other excise taxes imposed on products used in motor transportation shall be used exclusively for construction, reconstruction, maintenance and repair of and safety on highways and bridges and for the payment of debt service on obligations incurred for such purposes. The Motor License Fund is the fund through which most such revenues are accounted for and expended. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation program. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the budgetary basis presentations or discussion on the Motor License Fund. The Motor License Fund budgetary basis includes only unrestricted revenue available for annual appropriation for highway and bridge purposes.

      The fund balance (GAAP Basis) at June 30, 1999 was $711.6 million, a $46.7 million increase from the June 30, 1998 fund balance. Fiscal 1999 was fourth consecutive year with a fund balance increase. Revenues and other sources increased during fiscal 1999 by $280.6 million due to increases in all major revenue categories. Over the five fiscal years of fiscal 1995 through fiscal 1999, revenues and other sources have averaged an annual 5.1% increase. A substantial portion of that growth occurred in fiscal 1998 due to tax and fee increases enacted in April 1997. Expenditures and other uses during the period from fiscal 1995 through fiscal 1999 have averaged a 4.5% increase. The long lead time required to program additional transportation spending has restrained the growth rate of expenditures compared to revenues. These trends produced a rising fund balance. Current budget projections show higher expenditures and slow revenue growth in future fiscal years. Consequently, the fund balance is expected to decline in future years.

      Commonwealth Debt. Current constitutional provisions permit Pennsylvania to issue the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

      Net outstanding general obligation debt totaled $4,924.5 million at June 30, 1999, an increase of $197.0 million from June 30, 1998. Over the 10-year period ended June 30, 1999, total outstanding general obligation debt increased at an annual rate of 0.5%, but for the five years ended June 30, 1999, it has decreased at the annual rate of 0.6%. All outstanding general obligation bonds of the Commonwealth are rated "AA" by S&P, "Aa3" by Moody's, and "AA" by Fitch. The ratings reflect only the views of the rating agencies.

      Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes, subject to applicable statutory and constitutional limitations generally imposed on bonds. The principal amount issued, when added to that already outstanding, may not exceed in aggregate 20% of the revenues estimated to accrue to the appropriate fund in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt, and all year-end deficit balances must be funded within the succeeding fiscal year's budget. Pennsylvania issued a total of $225.0 million of tax anticipation notes for the account of the General Fund in fiscal 1998, and none in fiscal 1999. The term of such borrowings may not exceed three years. As of September 30, 1999, there were $46.9 million of bond anticipation notes outstanding, all of which matured by February 2, 2000.

      State-related Obligations. Certain state-created agencies have statutory authorization to incur debt for which no legislation providing for state appropriations to pay debt service thereon is required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of Pennsylvania although some of the agencies are indirectly dependent on Commonwealth appropriations. The following agencies had debt currently outstanding as of June 30, 1999: Delaware River Joint Toll Bridge Commission ($51.4 million), Delaware River Port Authority ($623.2 million), Pennsylvania Economic Development Financing Authority ($1,239.7 million), Pennsylvania Energy Development Authority ($42.1 million), Pennsylvania Higher Education Assistance Agency ($1,783.8 million), Pennsylvania Higher Educational Facilities Authority ($3,522.5 million), Pennsylvania Industrial Development Authority ($373.8 million), Pennsylvania Infrastructure Investment Authority ($186.9 million), Pennsylvania Turnpike Commission ($1,573.1million), Philadelphia Regional Port Authority ($57.9 million), and the State Public School Building Authority ($347.5 million). In addition, the Governor is statutorily required to place in the budget of the Commonwealth an amount sufficient to make up any deficiency in the capital reserve fund created for, or to avoid default on, bonds issued by the Pennsylvania Housing Finance Agency ($2,749.3 million of revenue bonds as of June 30, 1999), and an amount of funds sufficient to alleviate any deficiency that may arise in the debt service reserve fund for bonds issued by The Hospitals and Higher Education Facilities Authority of Philadelphia ($1.0 million of the loan principal was outstanding as of June 30, 1999.)

       Litigation. Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations. Brief descriptions of some of these cases are presented below.

      In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal 2000 is $20.0 million.

Dom Giordano v. Tom Ridge, Governor, et. al.

      In February 1999, Dom Giordano, a taxpayer of the Commonwealth of Pennsylvania, filed a petition for review requesting that the Commonwealth Court of Pennsylvania declare that Chapter 5 (relating to sports facilities financing) of the Capital Facilities Debt Enabling Act (enacted by Act 1999-1) violates
Article VIII, ss.ss. 7 and 8, of the Pennsylvania Constitution. The Commonwealth Court dismissed the petitioner's action with prejudice. The petitioner has appealed the Commonwealth Court's ruling to the Supreme Court.

Powell v. Ridge

      In March 1998, several residents of the City of Philadelphia on behalf of themselves and their school-aged children, along with the School District of Philadelphia, the Philadelphia Superintendent of Schools, the chairman of the Philadelphia Board of Education, the City of Philadelphia, the Mayor of Philadelphia, and several membership organizations interested in the Philadelphia public schools, brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education, the chairman of the State Board of Education, and the State Treasurer. The plaintiffs claim that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race and violates Title VI of the Civil Rights Act of 1964.

      The plaintiffs have asked the court to declare the funding system to be illegal, to enjoin the defendants from violating the regulation in the future and to award counsel fees and costs.

      The District Court allowed two petitioners to intervene. The Philadelphia Federation of Teachers intervened on the side of the plaintiffs, while several leaders of the Pennsylvania General Assembly intervened on the side of the defendants. In addition, the U.S. Department of Justice intervened to defend against a claim made by the legislator intervenors that a statute waiving states' immunity under the Eleventh Amendment to the U.S. Constitution for Title VI claims is unconstitutional.

      The District Court found that the plaintiffs had failed to state a claim under the Title VI regulation at issue or under 42 U.S.C. ss. 1983 and dismissed the action in its entirety with prejudice. The plaintiffs appealed. In August 1999, the U.S. Court of Appeals for the Third Circuit reversed the District Court's dismissal of the action and remanded the case for further proceedings including the filing of an answer. The defendants and legislator intervenors have filed petitions for writ of certiorari with the U.S. Supreme Court. In December 1999, the Supreme Court denied the petition.

County of Allegheny v. Commonwealth of Pennsylvania

      In December 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania, that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

      The Court appointed retired Justice Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation. The Interim Report of the Master recommended a four phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase I recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency. Numbering approximately 165 people statewide, local court administrators are employees of the counties in which they work. On April 22, 1998, the General Assembly enacted the General Appropriation Act of 1998, including an appropriation to the Supreme Court of approximately $12 million for funding county court administrators. This appropriation was designed to enable the Commonwealth to implement Phase I. Release of the funding was delayed until substantive legislation could be enacted to facilitate the employees' transfer to State employment. A similar appropriation was made by the General Appropriation Act of 1999. Thereafter, on June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators are to become employees of the Commonwealth. Act 12 also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999.

Pennsylvania Association of Rural and Small Schools (PARSS) v. Ridge

      In 1991, an association of rural and small schools, several individual school districts, and a group of parents and students, filed suit against the Governor and the Secretary of Education. The litigation challenges the constitutionality of the Commonwealth's system for funding local school districts. The litigation consists of two parallel cases, one in the Commonwealth Court, and one in the United States District Court for the Middle District of Pennsylvania. The federal court case has been stayed indefinitely, pending resolution of the state court case.

      Commonwealth Court held that Pennsylvania's system for funding public schools is constitutional under both the education clause and the equal protection clause of the Pennsylvania Constitution. On October 1, 1999, the Supreme Court of Pennsylvania affirmed the Commonwealth Court's decision. In December 1999, the Supreme Court denied the petitioners' motion for reconsideration. The parallel federal action remains pending.

Ridge v. State Employees' Retirement Board

      In 1993 and in 1995, Joseph H. Ridge, former judge of the Allegheny Court of Common Pleas filed suit in the Commonwealth Court alleging that the State Employees' Retirement Board's use of gender distinct actuarial factors for benefits based upon his pre-August 1, 1983 service violates Article I, Section 26 (equal protection) and Article I, Section 28 (equal rights) of the Pennsylvania Constitution. He seeks "topped up" benefits equal to those that a similarly situated female would be receiving. Due to the constitutional nature of the claim, it is possible that a decision adverse to the State Employees' Retirement Board would be applicable to other members of the State Employees' Retirement System and Public School Employees' Retirement System who accrued service between the effective date of the state constitutional provisions and before August 1, 1983, and who have received, are receiving, or will receive benefits less than those received by other members of the systems because of their sex or the sex of their survivor annuitants.

      The Commonwealth Court granted the State Employees' Retirement Board's preliminary objections to Judge Ridge's claims for punitive damages, attorneys fees and compensatory damages other than a recalculation of his pension benefits should he prevail. In 1996, the Commonwealth Court heard oral argument en banc on Judge Ridge's motion for judgment of the pleadings. On February 13, 1997, the Commonwealth Court, after oral argument en banc, denied Judge Ridge's motion for judgment on the pleadings. The case is currently in discovery.

      Philadelphia. The City of Philadelphia is the largest city in the Commonwealth, with an estimated population of 1,585,577 according to the 1990 Census. Philadelphia functions both as a city of the first class and a county for the purpose of administering various governmental programs.

      Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. An intergovernmental cooperation agreement between Philadelphia and PICA was approved by City Council and the PICA Board and signed by the Mayor in January, 1992. At the present time, Philadelphia is operating under a five year fiscal plan approved by PICA on June 15, 1999.

      PICA had $1,014.1 million of its Special Tax Revenue Bonds outstanding as of June 30, 1999. This financial assistance has included the refunding of certain City general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million.

Texas Series

      General. Beginning in late 1982, the decline of the State's oil and gas industry, the devaluation of the Mexican peso and the generally soft national economy combined to cause a significant reduction in the rate of growth of State revenues. During late 1985 and early 1986, the price of oil fell dramatically worldwide. This drop in oil prices created a ripple that caused other sectors of the State's economy, such as real estate, to decline. As a result of an increase in non-performing loans in the energy and real estate sectors, major Texas bank holding companies, individual banks and savings and loans experienced losses or sharp downturns in profitability and many sought Federal assistance from the FDIC.

      Since the early 1990's, the State's economy has rebounded in several areas and has significantly improved its performance since the deep recession of the 1980's. As a result of budget trimming and increasing taxes, and the improving Texas economy, the State finished fiscal years ended August 31, 1990, 1991, 1992, 1993, 1994, 1995, 1996, 1997 and 1998 with surpluses in the General
Revenue Fund of $767 million, $1.005 billion, $609 million, $1.623 billion, $2.225 billion, $2.101 billion, $2.270 billion, $2.685 billion and $3.330 billion, respectively.
      Texas ended the 1999 fiscal year with a General Revenue Fund cash balance of $4.337 billion, a 30% increase over the 1998 fiscal year balance. Net revenues and other cash sources totaled $72 billion, while net expenditures totaled $71 billion. Total tax collections received by the General Revenue Fund increased by 4.3% over fiscal 1998. In the fiscal year 1999, the General Revenue Fund accounted for most of the State's net revenue. Driven by Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the State's number one source of income in fiscal 1999. Sales tax, accounting for over 55% of total tax revenue, was second. Licenses, fees, fines and penalties are now the third largest source of revenue to the State, with motor fuels taxes and motor vehicle sales/rental taxes following as fourth largest and fifth largest, respectively. The remainder of the State's revenues are derived primarily from interest and investment income, lottery proceeds, cigarette and tobacco, franchise, oil and gas severance and other taxes. State revenue also benefited from $1.1 billion in tobacco litigation settlement proceeds received from major U.S. tobacco companies. The State has no personal or corporate income tax, although the State does impose a corporate franchise tax based on the amount of a corporation's capital and "earned surplus," which includes corporate net income and officers' and directors' compensation.

      In the past decade, the Texas economy has seen a major shift from oil and gas industry reliance to diversification into the technology and computer industry. In 1981, the gas, oil and chemical industry accounted for 26% of the State's total output of goods and services. Today, those businesses account for less than 12% of the State's economy. Fifteen years ago, the Texas oil and gas industry was about six times as large as the State's high technology industry. Today, the oil and gas industry is only slightly larger than the high technology industry, and depending upon the definition of high technology that one employs, there are now more Texans employed in high technology industries than there are in oil and gas related mining and manufacturing activities.

      The State's unemployment rate fell for the sixth straight year in 1998, dropping to its lowest level since 1979. After climbing to an average of over 7.5% in 1992 the unemployment rate successively fell to 6.0% in 1995, 5.6% in 1996, and 5.4% in 1997, before shrinking even further to a rate of 4.8% in 1998. For the first quarter 1999, the rate stood at 4.6%. The new jobs in Texas are largely in industries perceived to have better-than-average prospects for continued growth, such as knowledge-based manufacturing and services. This mix of job growth in Texas should provide a strong base for sustainable growth in the future.

      In the overall race for new job growth, Texas has been the national leader for most of the 1990's, adding more jobs than any other state during that period, and accounting for nearly 12% of the nation's total job growth. Total employment in Texas has been steadily improving since 1991. After making seasonal adjustments, total non-farm employment stood at 9.18 million at the end of June 1999.

      Over the past twelve months, 99% of the net new jobs tacked on to Texas employment rolls were in service-oriented sectors. From June 1998 to June 1999, health, business, and miscellaneous services added 113,300 jobs, an increase of 4.8%. Because of the rapid growth of Internet and cellular communications, transportation, communications, and public utilities (TCPU) added 4.1% employment growth. The boom in high tech communications allowed TCPU to add 22,000 jobs during the past year, despite a loss of 800 jobs in utilities, where the effects of deregulation will take time to unfold. In response to strong investment and real estate markets, finance, insurance, and real estate (FIRE) added 19,000 net jobs, or a gain of 3.8%. Only wholesale and retail trade and government, among the service-producing industries, grew more slowly than the overall economy. Trade added 47,900 (2.3%) while government added 38,200 jobs (2.5%). Although local government experienced 3.8% job growth over the past year, the state government sector lost 1,400 jobs, or -0.5%. Civilian federal government employment in Texas turned around eight straight years of employment losses and added jobs at a rate of 1.1%.

      Texas' economy, as measured by its State product, accounts for 7.7% of the total economy of the United States, an increase from 5% in 1963. The State economy continues to grow at a faster rate than that of the national economy, and the Comptroller of Public Accounts predicts that the overall Texas economic growth will outpace national economic growth by an average of 1.2% annually during the period 1999-2020.

      State Debt. Except as specifically authorized, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with two exceptions: (i) debt created to supply casual deficiencies in revenues which does not exceed in the aggregate, at any one time, $200,000 and (ii) debt to repel invasion, suppress insurrection, defend the State in war or pay existing debt. In addition, the State Constitution prohibits the Legislature from lending the credit of the State to or in aid of any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the State Constitution do not prohibit the issuance of revenue bonds. Furthermore, obligations which are payable from funds expected to be available during the current budget period do not constitute "debt" within the meaning of the Texas Constitution. Short term obligations such as the Tax and Revenue Anticipation Notes issued by the State Comptroller, which mature within the biennium in which the notes were issued, are not deemed to be debt within the meaning of the state constitutional prohibition.

   At various times, State voters, by constitutional amendment, have authorized the issuance of debt by the State, including general obligation indebtedness for which the full faith and credit and the taxing power of the State may be pledged. In some cases, the authorized indebtedness may not be issued without the approval of the Legislature, but in other cases, the constitutional amendments are self-operating and the debt may be issued without specific legislative action.

      Two recent legislative developments regarding State debt should be noted. On November 4, 1997, a proposition was passed which incorporated the provisions of Texas Revised Civil Statutes Article 717k-7(8) into Article III of the Texas Constitution. The statute, which is now contained in Section 49-j of Article III, prohibits the Legislature from authorizing additional state debt payable from general revenues, including authorized but unissued bonds and lease purchase contracts in excess of $250,000 or for a term of greater than five years, if the resulting annual debt service exceeds 5% of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service. Self-supporting general obligation bonds, although backed by the full faith and credit of the State, are reasonably expected to be paid from other revenue sources and are not expected to create a general revenue draw. Also on November 4, 1997, voters passed a proposition to extend the State's full faith and credit to the Texas Tomorrow Fund, and established the fund as a constitutionally protected fund. The Texas Tomorrow fund is dedicated to the prepayment of higher education tuition and fees.

      Limitations on Taxing Powers. The State Constitution prohibits the State from levying ad valorem taxes on property for general revenue purposes. Property taxes are levied exclusively by county and local taxing authorities. There is also a constitutional prohibition on enacting a personal income tax unless approved by the majority of voters in a referendum.

      The State Constitution also limits the rate of growth of appropriations from tax revenues not dedicated by the Constitution during any biennium to the estimated rate of growth for the State's economy. The Legislature may avoid the constitutional limitation if it finds, by a majority vote of both houses, that an emergency exists. The State Constitution authorizes the Legislature to provide by law for the implementation of this restriction, and the Legislature, pursuant to such authorization, has defined the estimated rate of growth in the State's economy to mean the estimated increase in State personal income.

      Petroleum Production and Mining. The Texas economy and the oil and gas industry have been historically linked since the discovery of the Spindletop Field in southeast Texas in 1901. Dramatic increases in the price of oil in 1973-74 and 1979-81 propelled Texas into a leadership position in national economic growth. This situation, however, changed rapidly for Texas during the 1980's. The Texas economy reeled in 1982-83 and again in 1986 as the price of West Texas Intermediate crude oil declined over 50% from $30 per barrel in November 1985 to under $12 per barrel in July 1986. The 1986 crash in oil prices caused economic turmoil, but spawned rapid diversification in the State economy, and the shrunken importance of oil and gas has made the State's economy more similar to that of the nation as a whole. Still, at 12% of the State's gross product, oil and gas remains a major factor in the state's economic mix.

      Financial Institutions. Consolidations and mergers continue to shrink the number of Texas banks, but balance sheets in recent years have been predominantly positive. FDIC banking reports appear to show a large drop in Texas banking employment and assets during 1998, but the change is due primarily to a large Texas bank merger, which moved a major headquarters out of state. In general, after a decade of sharp contrasts, the Texas banking industry is enjoying relative stability and healthy returns on assets. Texas banks have reduced unnecessary expenses, improved efficiency, enjoyed reduced deposit insurance premiums, and taken advantage of healthy growth in the State's economy over the past few years. Texas bank failures peaked in 1989, reaching 134 or two-thirds of all bank closing in the nation, but then declined to 29 in 1993. In the five years following 1993, only two banks failed in the State of Texas, both of which occurred in 1996.

      Overall, Texas financial institutions have been profitable in the 1990's. For 1999, the Texas Department of Banking reported "low past-dues, high liquidity, strong profit margins, and substantial capital," resulting in an "excellent" general condition of the State's banking industry. The Texas banking industry has made substantial strides toward recovery during the 1990's. The ratio of net income to net assets represented an annualized return on assets of 1.7% in commercial banks at the end of 1998. The value of non-performing loans increased in 1996, reaching $2.7 billion, but then fell 5.9% in 1997 and an additional 12.2% in 1998 for a final figure of slightly over $2.2 billion. These loans have increased with growing defaults on credit cards, but represent only 2.3% of total loans.

      A consolidation of banks and other financial institutions is ongoing. As a result of the trend toward larger banks with multiple branches, Texas had 799 operating banks at the beginning of 1999, down from 1,125 at the beginning of 1992. It is expected that the number of banking organizations in the State will continue to shrink, but the number of branch locations will continue to rise.

      The trend toward consolidation is even more evident in the savings and loan industry. After the real estate debacle of the mid to late 1980's, thrift institutions were saddled with mountains of foreclosed property worth less than the original loan values. Texas had 273 savings and loans in 1984, but most of the State's thrifts lost money each year from 1986 to 1991, and the majority of them closed their doors. Texas had only 52 savings and loan institutions in operation at the end of 1998, despite the fact that profits have been healthy since 1991. Texas savings and loans, benefiting from loan income and a decline of non-performing assets to 1.0%, saw unprofitable institutions decline to 5.8% at the end of 1998. Total assets rose to $52.7 billion in 1998, up from $42.9 billion in 1992. Additionally, aggregate increases were seen in loans, deposits, and equity capital in 1998. The percentage yield on assets declined slightly, from 8.2% in 1997 to 7.8% in 1998.

      Property Values and Taxes. Various State laws place limits upon the amounts of tax that can be levied upon the property subject to ad valorem taxes within various taxing units, such as cities, counties and the districts which have ad valorem taxing powers (including [without limitation] school and hospital districts). Similarly, the amounts of sales and use taxes which can be levied and the types of property and services to which sales and use taxes apply are subject to legal restrictions.

      The total value of real and personal taxable property reached $708.9 billion as of January 1, 1997, according to records maintained by the Comptroller's property tax division. This represents a 2.3% increase in the tax base from the previous year, and the fifth consecutive year that total value rose after previous year-to-year value declines stretching back into the mid-1980's.

      The increase in value of taxable property was broad-based, with 11 of 13 categories of real property posting some increases from 1996 to 1997. Both single-family and multi-family residential property sectors displayed significant growth in 1997. The market value of single-family residential property climbed to $338.3 billion during 1997, a figure that was up 6.0% from 1996 levels. However, on a taxable basis, the value of single-family homes fell by 5.3% due to increased property tax exemptions. Also in 1997, the value of multi-family residences soared 8.2% over 1996 levels, reaching a figure of $34.1 billion, and the value of commercial and industrial real estate increased a strong 8.1% to $154.2 billion in the same period. The value of commercial and industrial personal property also climbed in 1997, reaching $113.6 billion for a growth rate of 6.4%. One of the strongest gains by any property category was seen in the value of oil, gas, and minerals properties, which rose to $37.1 billion, up 23.4% from 1996 levels. It should be cautioned however, that the strong growth rate in the value of this type of property occurred between 1996 and 1997, and does not reflect changes that have occurred in this volatile industry since then, including the steep drop in oil prices that occurred as recently as December 1998.

      Litigation. The State is a party to various legal proceedings relating to its operations and governmental functions, but unrelated to the bonds or the security for the Bonds. In the opinion of the State Comptroller of Public Accounts, based on information provided by the State Attorney General as to the existence and legal status of such proceedings, none of such proceedings, if finally decided adversely to the State, would have a materially adverse effect on the long-term financial condition of the State.

      After protracted litigation over property tax in the early 1990's, the Texas Legislature (in February 1993) approved proposed constitutional amendments that were intended to address the constitutional deficiencies in the State's system of funding public schools that have been noted by the courts. At an election held on May 1, 1993, the voters of the State rejected all of the proposed constitutional amendments.

      Legislation was enacted in late May 1993 (Senate Bill 7), which included provisions concerning the operation of school districts as well as creating a whole new funding system for public education in the State. This bill provided for a two-tiered education finance structure, known as the Foundation School Program. Tier I provides that each school district is entitled to a basic allotment of $2,300.00 per student, financed by ad valorem taxes of $.86 per $100.00 valuation on property within the district, with any deficiency to be made up by the state. Tier 2 provides that school districts may levy additional ad valorem taxes of as much as $.64 per $100.00 valuation. For every cent of the additional tax levy a district undertakes, the State guarantees of yield of $20.55 per student, regardless of how much tax revenue is actually collected. Senate Bill 7 also imposes a cap on a school district's taxable property at a level of $280,000 per student. School districts with property more valuable than $280,000 per student have various choices as to how their taxable property may be brought within the $280,000 cap.

      Senate Bill 7 was immediately challenged by numerous groups of plaintiffs, representing hundreds of school districts, both property-rich and property-poor, as well as many parents and local officials. After a trial on the consolidated actions in the case of Edgewood v. Meno, the district court held that Senate Bill 7 was constitutional, but found that the Legislature had failed to provide efficiently for facilities. The district court accordingly denied most of the relief sought by the plaintiffs but ordered by injunction that no bonds for any school district could be approved, registered, or guaranteed after September 1, 1995, unless the Legislature had provided for the efficient funding of educational facilities by that time. On appeal, the Texas Supreme Court affirmed the constitutionality of the public school finance system enacted in Senate Bill 7 in all respects. The Supreme Court modified the district court's judgment to provide that the relief requested by the plaintiffs was denied in all respects and that the district court's injunction was vacated. In all other respects, the Supreme Court affirmed the district court's judgment.

      There have been attempts to substantially reduce the overall property tax burden during the last two legislative sessions. These attempts met with only modest success. Although there were numerous minor changes, no major property tax reform occurred during the 1999 legislative session.

Virginia Series

      The rate of economic growth in the Commonwealth of Virginia has increased steadily over the past decade. Per capita income in Virginia has been consistently above national levels during that time. The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, state and local government and manufacturing. Because of Northern Virginia, with its proximity to Washington, D.C., and Hampton Roads, which has the nation's largest concentration of military installations, the Federal government has a greater economic impact on Virginia relative to its size than any states other than Alaska and Hawaii.

      According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance among the various sectors represented in the economy. Virginia is one of twenty states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or work stoppages. Virginia is also one of the least unionized among the industrialized states.

      Virginia's state government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budgetary process. Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. An amendment to the State Constitution, effective January 1, 1993, established a Revenue Stabilization Fund. This Fund is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. The Revenue Stabilization Fund consists of an amount not to exceed 10% of Virginia's average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years. As of June 30, 1999, $361.5 million was on deposit in the Revenue Stabilization Fund.

      General Fund revenues are principally composed of direct taxes. In recent fiscal years most of the total tax revenues have been derived from five major taxes imposed by Virginia on individual and fiduciary income, state sales and use, corporate income, public service corporations and premiums of insurance companies.

      The General Fund balance grew by $155.4 million as a result of greater than expected revenues. Tax revenues grew at a rate of 10.5 % from fiscal 1998 to fiscal year 1999. Individual income tax revenue grew by 12.6%. Certain other tax revenues experienced more modest growth and in one instance a decline. Public service corporation revenues increased by 10.0%, while corporate income tax revenue decreased at a rate of 6.7%. Sales and use tax revenue increased at a rate of 7.6%. Overall revenue grew by 10.6% mainly in individual income tax revenues, and non-tax revenues grew by 15.3%. Overall expenditures grew at a rate of 14.5%, compared to 6.0% in fiscal 1998. Education expenditures grew by $487.4 million, or 15.1%, while administration of justice expenditures increased by $210.1 million or 55.1%. The large increase in revenues resulted in a General Fund balance of $1,599.6 million, an increase of 10.8% over fiscal year 1998.

      Of the June 30, 1999 fund balance, $555.6 million was reserved for the Revenue Stabilization Fund. This fund is segregated from the General Fund and can only be used for Constitutionally authorized purposes. Virginia law directs that the fund be included as a component of the General Fund only for financial reporting purposes. In addition, $974.8 million was designated for appropriation or reappropriation in fiscal year 2000. This designated amount includes the Fiscal Year 2001 contribution of $103.3 million to the Revenue Stabilization Fund. Thus, in total $659.0 million was reserved or designated within the June 30, 1999, General Fund balance for the Revenue Stabilization Fund. Slightly over $8 million remains in the undesignated fund balance available for future appropriations.

      General Fund revenue collections for fiscal year 1999 were above the original budget estimates. During its 1999 Session, the General Assembly adjusted the 1999 General Fund Revenue Estimate upward by $406.5 million. Actual revenues exceeded estimates by $155.3 million. The additional revenue will require that another deposit be made to the Revenue Stabilization Fund in fiscal year 2000.

      In September 1991, the Debt Capacity Advisory Committee was created by the Governor through an executive order. The committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized consistent with the financial goals, capital needs and policies of Virginia. The committee annually reviews the outstanding debt of all agencies, institutions, boards and authorities of Virginia for which Virginia has either a direct or indirect pledge of tax revenues or moral obligation. The Committee provides its recommendations on the prudent use of such obligations to the Governor and the General Assembly.

      The Constitution of Virginia prohibits the creation of debt by or on behalf of Virginia that is backed by Virginia's full faith and credit, except as provided in Section 9 of Article X. Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt, and Virginia is well within its limit for each:

      Section 9(a)(2) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies, subject to limitations on amount and duration; to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to this Section may not exceed 30% of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year.

      Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide election. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25% of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.

        Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects (so-called "double-barrel" debt). Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

      Section 9(d) provides that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project. The debt repayments of the Virginia Public Building Authority, the Virginia Port Authority, the Virginia College Building Authority Equipment Leasing Program, the Virginia College Building Authority 21st Century Program, the Innovative Technology Authority and the Virginia Biotechnology Research Park Authority have been supported in large part by General Fund appropriations.

      The Commonwealth Transportation Board is a substantial issuer of bonds for highway projects. These bonds are secured by and payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds which are secured by a portion of the Transportation Trust Fund.

      Virginia is involved in numerous leases that are subject to appropriation of funding by the General Assembly. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.

      Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Development Authority, Virginia Public School Authority bonds and the Virginia Resources Authority bonds are secured in part by a moral obligation pledge of Virginia. Should the need arise, Virginia may consider funding deficiencies in the respective debt service reserves for such moral obligation debt. To date, none of these authorities has advised Virginia that any such deficiencies exist.

      Local government in Virginia is comprised of 95 counties, 40 incorporated cities, and 190 incorporated towns. Virginia is unique in that cities and counties are independent, and their land areas do not overlap. The largest expenditures by local governments in Virginia are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities. The Virginia Constitution imposes numerous restrictions on local indebtedness, affecting both its incurrence and amount.






                                   APPENDIX B

   Description of S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

      An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA

      Debt rated AAA is the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

      Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

                                        A

      Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

      General Obligations Bonds -- There is some weakness in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

      Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledge revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                                       BBB

      Of the investment grade, this is the lowest.

      General Obligations Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

      Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                                BB, B, CCC, CC, C

      Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       BB

   Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                                        B

      Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                       CCC

      Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                                       CC

      The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

                                        C

      The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

                                        D

      Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

Municipal Note Ratings

                                      SP-1

      The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                                      SP-2

      The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                                      SP-3

      The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Commercial Paper Ratings

      An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                       A-1

      This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

                                       A-2

      Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                       A-3

      Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Moody's

Municipal Bond Ratings

                                       Aaa

      Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

      Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

      Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

      Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

      Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefor not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

      Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

      Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

      Bonds rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

      Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Generally, Moody's provides either a generic rating or a rating with a numerical modifier of 1 for bonds in each of the generic rating categories Aa, A, Baa, Ba and B. Moody's also provides numerical modifiers of 2 and 3 in each of these categories for bond issues in the health care, higher education and other not-for-profit sectors; the modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates that the issue is in the mid-range of the generic category; and the modifier 3 indicates that the issue is in the low end of the generic category.

Municipal Note Ratings

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

      A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

      Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                                  MIG 1/VMIG 1

      This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                  MIG 2/VMIG 2

      This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                                  MIG 3/VMIG 3

      This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                                  MIG 4/VMIG 4

      This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Commercial Paper Ratings

      The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch

Municipal Bond Ratings

      The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA


      Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events.


                                       AA


      Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.


                                        A


      Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


                                       BBB


      Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


                                       BB


      Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.


                                        B


      Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.


                                       CCC


      Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.


                                       CC


      Bonds rated CC are minimally protected. Default payment of interest and/or principal seems probable over time.


                                        C


      Bonds rated C are in imminent default in payment of interest or principal.


                                  DDD, DD and D


      Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.


      Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 13-36 months or the DDD, DD, or D categories.

Short-Term Ratings

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

      Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

      Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

      Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.




                    DREYFUS PREMIER STATE MUNICIPAL BOND FUND

                            PART C. OTHER INFORMATION
                            -------------------------

Item 23.    Exhibits
-------     --------

     (a) Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.


     (b)  Registrant's By-Laws.


     (d) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective No. 29 to the Registration Statement or Form N-1A, filed on July 16, 1998.


  (e)(1)  Distribution Agreement.


  (e)(2) Forms of Shareholder Services Plan Agreements are incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

  (e)(3) Forms of Distribution Plan Agreements are incorporated by reference to Exhibit (6)(c) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

  (g)(1)  Custody  Agreement  is  incorporated  by  reference  to Exhibit
          (8)(a) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on June 16, 1997.

  (g)(2)  Sub-Custodian  Agreements are  incorporated by reference to Exhibit
          (8)(b)  of  Post-Effective   Amendment  No.  20  to  the  Registration
          Statement on Form N-1A, filed on August 18, 1994.

     (h) Shareholder Services Plan is incorporated by reference to Exhibit (9) of Post-Effective No. 29 to the Registration Statement or Form N-1A, filed on July 16, 1998.

     (i) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

     (j)  Consent of Independent Auditors.

     (m) Distribution Plan is incorporated by reference to Exhibit (15) of Post-Effective No. 29 to the Registration Statement or Form N-1A, filed on July 16, 1998.

     (o)  Registrant's  Rule 18f-3 Plan is  incorporated by reference to Exhibit
          (18) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on July 18, 1996.


     (p)  Code of Ethics adopted by the Registrant.






            Other Exhibits
            --------------


                  (a)   Powers of Attorney of the Trustees and officers.

                  (b)   Certificate of Assistant Secretary.


Item 24.    Persons Controlled by or under Common Control with Registrant.
-------     --------------------------------------------------------------

            Not Applicable

Item 25.    Indemnification
-------     ---------------


            Reference is made to Article VIII of the Registrant's Amended and Restated Declaration of Trust incorporated by reference to Exhibit
            (1) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995. The application of these provisions is limited by Article 10 of the Registrant's By-Laws, as amended, annexed hereto as Exhibit (b), and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification is against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

            Reference is also made to the Distribution Agreement attached hereto as Exhibit (e)(1).


Item 26.    Business and Other Connections of Investment Adviser.
-------     ----------------------------------------------------


            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administrated by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.




ITEM 26.          Business and Other Connections of Investment Adviser (continued)
----------------------------------------------------------------------------------

                  Officers and Directors of Investment Adviser

Name and Position
With Dreyfus                       Other Businesses                      Position Held                 Dates

CHRISTOPHER M. CONDRON             Franklin Portfolio Associates,        Director                      1/97 - Present
Chairman of the Board and          LLC*
Chief Executive Officer
                                   TBCAM Holdings, Inc.*                 Director                      10/97 - Present
                                                                         President                     10/97 - 6/98
                                                                         Chairman                      10/97 - 6/98

                                   The Boston Company                    Director                      1/98 - Present
                                   Asset Management, LLC*                Chairman                      1/98 - 6/98
                                                                         President                     1/98 - 6/98

                                   The Boston Company                    President                     9/95 - 1/98
                                   Asset Management, Inc.*               Chairman                      4/95 - 1/98
                                                                         Director                      4/95 - 1/98

                                   Franklin Portfolio Holdings, Inc.*    Director                      1/97 - Present

                                   Certus Asset Advisors Corp.**         Director                      6/95 - Present

                                   Mellon Capital Management             Director                      5/95 - Present
                                   Corporation***

                                   Mellon Bond Associates, LLP+          Executive Committee           1/98 - Present
                                                                         Member

                                   Mellon Bond Associates+               Trustee                       5/95 - 1/98

                                   Mellon Equity Associates, LLP+        Executive Committee           1/98 - Present
                                                                         Member

                                   Mellon Equity Associates+             Trustee                       5/95 - 1/98

                                   Boston Safe Advisors, Inc.*           Director                      5/95 - Present
                                                                         President                     5/95 - Present

                                   Mellon Bank, N.A. +                   Director                      1/99 - Present
                                                                         Chief Operating Officer       3/98 - Present
                                                                         President                     3/98 - Present
                                                                         Vice Chairman                 11/94 - 3/98

                                   Mellon Financial Corporation+         Chief Operating Officer       1/99 - Present
                                                                         President                     1/99 - Present
                                                                         Director                      1/98 - Present
                                                                         Vice Chairman                 11/94 - 1/99

                                   Founders Asset Management,            Chairman                      12/97 - Present
                                   LLC****                               Director                      12/97 - Present

                                   The Boston Company, Inc.*             Vice Chairman                 1/94 - Present
                                                                         Director                      5/93 - Present

                                   Laurel Capital Advisors, LLP+         Executive Committee           1/98 - 8/98
                                                                         Member

                                   Laurel Capital Advisors+              Trustee                       10/93 - 1/98

                                   Boston Safe Deposit and Trust         Director                      5/93 - Present
                                   Company*

                                   The Boston Company Financial          President                     6/89 - 1/97
                                   Strategies, Inc. *                    Director                      6/89 - 1/97

MANDELL L. BERMAN                  Self-Employed                         Real Estate Consultant,       11/74 - Present
Director                           29100 Northwestern Highway            Residential Builder and
                                   Suite 370                             Private Investor
                                   Southfield, MI 48034

BURTON C. BORGELT                  DeVlieg Bullard, Inc.                 Director                      1/93 - Present
Director                           1 Gorham Island
                                   Westport, CT 06880

                                   Mellon Financial Corporation+         Director                      6/91 - Present

                                   Mellon Bank, N.A. +                   Director                      6/91 - Present

                                   Dentsply International, Inc.          Director                      2/81 - Present
                                   570 West College Avenue
                                   York, PA

                                   Quill Corporation                     Director                      3/93 - Present
                                   Lincolnshire, IL

STEPHEN E. CANTER                  Dreyfus Investment                    Chairman of the Board         1/97 - Present
President, Chief Operating         Advisors, Inc.++                      Director                      5/95 - Present
Officer, Chief Investment                                                President                     5/95 - Present
Officer, and Director
                                   Newton Management Limited             Director                      2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+          Executive Committee           1/99 - Present
                                                                         Member

                                   Mellon Equity Associates, LLP+        Executive Committee           1/99 - Present
                                                                         Member

                                   Franklin Portfolio Associates,        Director                      2/99 - Present
                                   LLC*

                                   Franklin Portfolio Holdings, Inc.*    Director                      2/99 - Present

                                   The Boston Company Asset              Director                      2/99 - Present
                                   Management, LLC*

                                   TBCAM Holdings, Inc.*                 Director                      2/99 - Present

                                   Mellon Capital Management             Director                      1/99 - Present
                                   Corporation***

                                   Founders Asset Management,            Member, Board of              12/97 - Present
                                   LLC****                               Managers
                                                                         Acting Chief Executive        7/98 - 12/98
                                                                         Officer

                                   The Dreyfus Trust Company+++          Director                      6/95 - Present
                                                                         Chairman                      1/99 - Present
                                                                         President                     1/99 - Present
                                                                         Chief Executive Officer       1/99 - Present


THOMAS F. EGGERS                   Dreyfus Service Corporation++         Chief Executive Officer       3/00 - Present
Vice Chairman - Institutional                                            and Chairman of the
and Director                                                             Board
                                                                         Executive Vice President      4/96 - 3/00
                                                                         Director                      9/96 - Present

                                   Founders Asset Management,            Member, Board of              2/99 - Present
                                   LLC****                               Managers

                                   Dreyfus Investment Advisors, Inc.     Director                      1/00 - Present

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      3/99 - Present
                                   Massachusetts, Inc. +++

                                   Dreyfus Brokerage Services, Inc.      Director                      11/97 - 6/98
                                   401 North Maple Avenue
                                   Beverly Hills, CA.


STEVEN G. ELLIOTT                  Mellon Financial Corporation+         Senior Vice Chairman          1/99 - Present
Director                                                                 Chief Financial Officer       1/90 - Present
                                                                         Vice Chairman                 6/92 - 1/99
                                                                         Treasurer                     1/90 - 5/98

                                   Mellon Bank, N.A.+                    Senior Vice Chairman          3/98 - Present
                                                                         Vice Chairman                 6/92 - 3/98
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon EFT Services Corporation       Director                      10/98 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services             Director                      1/96 - Present
                                   Corporation #1                        Vice President                1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Boston Group Holdings, Inc.*          Vice President                5/93 - Present

                                   APT Holdings Corporation              Treasurer                     12/87 - Present
                                   Pike Creek Operations Center
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   Allomon Corporation                   Director                      12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Collection Services Corporation       Controller                    10/90 - 2/99
                                   500 Grant Street                      Director                      9/88 - 2/99
                                   Pittsburgh, PA 15258                  Vice President                9/88 - 2/99
                                                                         Treasurer                     9/88 - 2/99

                                   Mellon Financial Company+             Principal Exec. Officer       1/88 - Present
                                                                         Chief Executive Officer       8/87 - Present
                                                                         Director                      8/87 - Present
                                                                         President                     8/87 - Present

                                   Mellon Overseas Investments           Director                      4/88 - Present
                                   Corporation+

                                   Mellon Financial Services             Treasurer                     12/87 - Present
                                   Corporation # 5+

                                   Mellon Financial Markets, Inc.+       Director                      1/99 - Present

                                   Mellon Financial Services             Director                      1/99 - Present
                                   Corporation #17
                                   Fort Lee, NJ

                                   Mellon Mortgage Company               Director                      1/99 - Present
                                   Houston, TX

                                   Mellon Ventures, Inc. +               Director                      1/99 - Present

LAWRENCE S. KASH                   Dreyfus Investment                    Director                      4/97 - 12/99
Vice Chairman                      Advisors, Inc.++

                                   Dreyfus Brokerage Services, Inc.      Chairman                      11/97 - 2/99
                                   401 North Maple Ave.                  Chief Executive Officer       11/97 - 2/98
                                   Beverly Hills, CA

                                   Dreyfus Service Corporation++         Director                      1/95 - 2/99
                                                                         President                     9/96 - 3/99

                                   Dreyfus Precious Metals, Inc.+++      Director                      3/96 - 12/98
                                                                         President                     10/96 - 12/98

                                   Dreyfus Service                       Director                      12/94 - 3/99
                                   Organization, Inc.++                  President                     1/97 -  3/99

                                   Seven Six Seven Agency, Inc. ++       Director                      1/97 - 4/99

                                   Dreyfus Insurance Agency of           Chairman                      5/97 - 3/99
                                   Massachusetts, Inc.++++               President                     5/97 - 3/99
                                                                         Director                      5/97 - 3/99

                                   The Dreyfus Trust Company+++          Chairman                      1/97 - 1/99
                                                                         President                     2/97 - 1/99
                                                                         Chief Executive Officer       2/97 - 1/99
                                                                         Director                      12/94 - Present

                                   The Dreyfus Consumer Credit           Chairman                      5/97 - 6/99
                                   Corporation++                         President                     5/97 - 6/99
                                                                         Director                      12/94 - 6/99

                                   Founders Asset Management,            Member, Board of              12/97 - 12/99
                                   LLC****                               Managers

                                   The Boston Company Advisors,          Chairman                      12/95 - 1/99
                                   Inc.                                  Chief Executive Officer       12/95 - 1/99
                                   Wilmington, DE                        President                     12/95 - 1/99

                                   The Boston Company, Inc.*             Director                      5/93 - 1/99
                                                                         President                     5/93 - 1/99

                                   Mellon Bank, N.A.+                    Executive Vice President      6/92 - Present

                                   Laurel Capital Advisors, LLP+         Chairman                      1/98 - 8/98
                                                                         Executive Committee           1/98 - 8/98
                                                                         Member
                                                                         Chief Executive Officer       1/98 - 8/98
                                                                         President                     1/98 - 8/98

                                   Laurel Capital Advisors, Inc. +       Trustee                       12/91 - 1/98
                                                                         Chairman                      9/93 - 1/98
                                                                         President and CEO             12/91 - 1/98

                                   Boston Group Holdings, Inc.*          Director                      5/93 - Present
                                                                         President                     5/93 - Present

                                   Boston Safe Deposit and Trust         Director                      6/93 - 1/99
                                   Company+                              Executive Vice President      6/93 - 4/98

MARTIN G. MCGUINN                  Mellon Financial Corporation+         Chairman                      1/99 - Present
Director                                                                 Chief Executive Officer       1/99 - Present
                                                                         Director                      1/98 - Present
                                                                         Vice Chairman                 1/90 - 1/99

                                   Mellon Bank, N. A. +                  Chairman                      3/98 - Present
                                                                         Chief Executive Officer       3/98 - Present
                                                                         Director                      1/98 - Present
                                                                         Vice Chairman                 1/90 - 3/98

                                   Mellon Leasing Corporation+           Vice Chairman                 12/96 - Present

                                   Mellon Bank (DE) National             Director                      4/89 - 12/98
                                   Association
                                   Wilmington, DE

                                   Mellon Bank (MD) National             Director                      1/96 - 4/98
                                   Association
                                   Rockville, Maryland


J. DAVID OFFICER                   Dreyfus Service Corporation++         President                     3/00 - Present
Vice Chairman                                                            Executive Vice President      5/98 - 3/00
and Director                                                             Director                      3/99 - Present

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/98 - Present
                                   Massachusetts, Inc.++++

                                   Dreyfus Brokerage Services, Inc.      Chairman                      3/99 - Present
                                   401 North Maple Avenue
                                   Beverly Hills, CA

                                   Seven Six Seven Agency, Inc.++        Director                      10/98 - Present

                                   Mellon Residential Funding Corp. +    Director                      4/97 - Present

                                   Mellon Trust of Florida, N.A.         Director                      8/97 - Present
                                   2875 Northeast 191st Street
                                   North Miami Beach, FL 33180

                                   Mellon Bank, NA+                      Executive Vice President      7/96 - Present

                                   The Boston Company, Inc.*             Vice Chairman                 1/97 - Present
                                                                         Director                      7/96 - Present

                                   Mellon Preferred Capital              Director                      11/96 - 1/99
                                   Corporation*

                                   RECO, Inc.*                           President                     11/96 - Present
                                                                         Director                      11/96 - Present

                                   The Boston Company Financial          President                     8/96 - 6/99
                                   Services, Inc.*                       Director                      8/96 - 6/99

                                   Boston Safe Deposit and Trust         Director                      7/96 - Present
                                   Company*                              President                     7/96 - 1/99

                                   Mellon Trust of New York              Director                      6/96 - Present
                                   1301 Avenue of the Americas
                                   New York, NY 10019

                                   Mellon Trust of California            Director                      6/96 - Present
                                   400 South Hope Street
                                   Suite 400
                                   Los Angeles, CA 90071

                                   Mellon United National Bank           Director                      3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Boston Group Holdings, Inc.*          Director                      12/97 - Present

                                   Dreyfus Financial Services Corp. +    Director                      9/96 - Present

                                   Dreyfus Investment Services           Director                      4/96 - Present
                                   Corporation+


RICHARD W. SABO                    Founders Asset Management,            President                     12/98 - Present
Director                           LLC****                               Chief Executive Officer       12/98 - Present

                                   Prudential Securities                 Senior Vice President         07/91 - 11/98
                                   New York, NY                          Regional Director             07/91 - 11/98

RICHARD F. SYRON                   Thermo Electron                       President                     6/99 - Present
Director                           81 Wyman Street                       Chief Executive Officer       6/99 - Present
                                   Waltham, MA 02454-9046

                                   American Stock Exchange               Chairman                      4/94 - 6/99
                                   86 Trinity Place                      Chief Executive Officer       4/94 - 6/99
                                   New York, NY 10006

RONALD P. O'HANLEY                 Franklin Portfolio Holdings, Inc.*    Director                      3/97 - Present
Vice Chairman
                                   Franklin Portfolio Associates,        Director                      3/97 - Present
                                   LLC*

                                   Boston Safe Deposit and Trust         Executive Committee           1/99 - Present
                                   Company*                              Member
                                                                         Director                      1/99 - Present

                                   The Boston Company, Inc.*             Executive Committee           1/99 - Present
                                                                         Member                        1/99 - Present
                                                                         Director

                                   Buck Consultants, Inc.++              Director                      7/97 - Present

                                   Newton Asset Management LTD           Executive Committee           10/98 - Present
                                   (UK)                                  Member
                                   London, England                       Director                      10/98 - Present

                                   Mellon Asset Management               Non-Resident Director         11/98 - Present
                                   (Japan) Co., LTD
                                   Tokyo, Japan

                                   TBCAM Holdings, Inc.*                 Director                      10/97 - Present

                                   The Boston Company Asset              Director                      1/98 - Present
                                   Management, LLC*

                                   Boston Safe Advisors, Inc.*           Chairman                      6/97 - Present
                                                                         Director                      2/97 - Present

                                   Pareto Partners                       Partner Representative        5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management             Director                      2/97 -Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**         Director                      2/97 - Present

                                   Mellon Bond Associates, LLP+          Trustee                       1/98 - Present
                                                                         Chairman                      1/98 - Present

                                   Mellon Equity Associates, LLP+        Trustee                       1/98 - Present
                                                                         Chairman                      1/98 - Present

                                   Mellon-France Corporation+            Director                      3/97 - Present

                                   Laurel Capital Advisors+              Trustee                       3/97 - Present


STEPHEN R. BYERS                   Dreyfus Service Corporation++         Senior Vice President         3/00 - Present
Director of Investments and
Senior Vice President
                                   Gruntal & Co., LLC                    Executive Vice President      5/97 - 11/99
                                   New York, NY                          Partner                       5/97 - 11/99
                                                                         Executive Committee           5/97 - 11/99
                                                                         Member
                                                                         Board of Directors            5/97 - 11/99
                                                                         Member
                                                                         Treasurer                     5/97 - 11/99
                                                                         Chief Financial Officer       5/97 - 6/99
PATRICE M. KOZLOWSKI               None
Senior Vice President - Corporate
Communications



MARK N. JACOBS                     Dreyfus Investment                    Director                      4/97 - Present
General Counsel,                   Advisors, Inc.++                      Secretary                     10/77 - 7/98
Vice President, and
Secretary                          The Dreyfus Trust Company+++          Director                      3/96 - Present

                                   The TruePenny Corporation++           President                     10/98 - Present
                                                                         Director                      3/96 - Present

                                   Dreyfus Service                       Director                      3/97 - 3/99
                                   Organization, Inc.++


WILLIAM H. MARESCA                 The Dreyfus Trust Company+++          Chief Financial Officer       3/99 - Present
Controller                                                               Treasurer                     9/98 - Present
                                                                         Director                      3/97 - Present

                                   Dreyfus Service Corporation++         Chief Financial Officer       12/98 - Present
                                                                         Director                       8/00 - Present

                                   Dreyfus Consumer Credit Corp. ++      Treasurer                     10/98 - Present

                                   Dreyfus Investment                    Treasurer                     10/98 - Present
                                   Advisors, Inc. ++

                                   Dreyfus-Lincoln, Inc.                 Vice President                10/98 - Present
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   The TruePenny Corporation++           Vice President                10/98 - Present

                                   Dreyfus Precious Metals, Inc. +++     Treasurer                     10/98 - 12/98

                                   The Trotwood Corporation++            Vice President                10/98 - Present

                                   Trotwood Hunters Corporation++        Vice President                10/98 - Present

                                   Trotwood Hunters Site A Corp. ++      Vice President                10/98 - Present

                                   Dreyfus Transfer, Inc.                Chief Financial Officer       5/98 - Present
                                   One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service                       Treasurer                     3/99 - Present
                                   Organization, Inc.++                  Assistant  Treasurer          3/93 - 3/99

                                   Dreyfus Insurance Agency of           Assistant Treasurer           5/98 - Present
                                   Massachusetts, Inc.++++

WILLIAM T. SANDALLS, JR.           Dreyfus Transfer, Inc.                Chairman                      2/97 - Present
Executive Vice President           One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service Corporation++         Director                      1/96 - 8/00
                                                                         Executive Vice President      2/97 - Present
                                                                         Chief Financial Officer       2/97 - 12/98

                                   Dreyfus Investment                    Director                      1/96 - Present
                                   Advisors, Inc.++                      Treasurer                     1/96 - 10/98

                                   Dreyfus-Lincoln, Inc.                 Director                      12/96 - Present
                                   4500 New Linden Hill Road             President                     1/97 - Present
                                   Wilmington, DE 19808

                                   Seven Six Seven Agency, Inc.++        Director                      1/96 - 10/98
                                                                         Treasurer                     10/96 - 10/98

                                   The Dreyfus Consumer                  Director                      1/96 - Present
                                   Credit Corp.++                        Vice President                1/96 - Present
                                                                         Treasurer                     1/97 - 10/98

                                   The Dreyfus Trust Company +++         Director                      1/96 - Present

                                   Dreyfus Service Organization,         Treasurer                     10/96 - 3/99
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/97 - 3/99
                                   Massachusetts, Inc.++++               Treasurer                     5/97 - 3/99
                                                                         Executive Vice President      5/97 - 3/99


DIANE P. DURNIN                    Dreyfus Service Corporation++         Senior Vice President -       5/95 - 3/99
Vice President - Product                                                 Marketing and Advertising
Development                                                              Division

MARY BETH LEIBIG                   None
Vice President -
Human Resources

THEODORE A. SCHACHAR               Dreyfus Service Corporation++         Vice President -Tax           10/96 - Present
Vice President - Tax
                                   The Dreyfus Consumer Credit           Chairman                      6/99 - Present
                                   Corporation ++                        President                     6/99 - Present

                                   Dreyfus Investment Advisors,          Vice President - Tax          10/96 - Present
                                   Inc.++

                                   Dreyfus Precious Metals, Inc. +++     Vice President - Tax          10/96 - 12/98

                                   Dreyfus Service Organization,         Vice President - Tax          10/96 - Present
                                   Inc.++


WENDY STRUTT                       None
Vice President


RAYMOND J. VAN COTT                Mellon Financial Corporation+         Vice President                7/98 - Present
Vice President -
Information Systems
                                   Computer Sciences Corporation         Vice President                1/96 - 7/98
                                   El Segundo, CA


JAMES BITETTO                      The TruePenny Corporation++           Secretary                     9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++         Assistant Secretary           8/98 - Present

                                   Dreyfus Investment                    Assistant Secretary           7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                       Assistant Secretary           7/98 - Present
                                   Organization, Inc.++

STEVEN F. NEWMAN                   Dreyfus Transfer, Inc.                Vice President                2/97 - Present
Assistant Secretary                One American Express Plaza            Director                      2/97 - Present
                                   Providence, RI 02903                  Secretary                     2/97 - Present

                                   Dreyfus Service                       Secretary                     7/98 - Present
                                   Organization, Inc.++                  Assistant Secretary           5/98 - 7/98





*        The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**       The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***      The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****     The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+        The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++       The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++      The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++     The address of the business so indicated is 53 State Street, Boston, Massachusetts 02109.




Item 27.    Principal Underwriters
--------    ----------------------

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)       Dreyfus A Bonds Plus, Inc.
2)       Dreyfus Appreciation Fund, Inc.
3)       Dreyfus Balanced Fund, Inc.
4)       Dreyfus BASIC GNMA Fund
5)       Dreyfus BASIC Money Market Fund, Inc.
6)       Dreyfus BASIC Municipal Fund, Inc.
7)       Dreyfus BASIC U.S. Government Money Market Fund
8)       Dreyfus California Intermediate Municipal Bond Fund
9)       Dreyfus California Tax Exempt Bond Fund, Inc.
10)      Dreyfus California Tax Exempt Money Market Fund
11)      Dreyfus Cash Management
12)      Dreyfus Cash Management Plus, Inc.
13)      Dreyfus Connecticut Intermediate Municipal Bond Fund
14)      Dreyfus Connecticut Municipal Money Market Fund, Inc.
15)      Dreyfus Florida Intermediate Municipal Bond Fund
16)      Dreyfus Florida Municipal Money Market Fund
17)      Dreyfus Founders Funds, Inc.
18)      The Dreyfus Fund Incorporated
19)      Dreyfus Global Bond Fund, Inc.
20)      Dreyfus Global Growth Fund
21)      Dreyfus GNMA Fund, Inc.
22)      Dreyfus Government Cash Management Funds
23)      Dreyfus Growth and Income Fund, Inc.
24)      Dreyfus Growth and Value Funds, Inc.
25)      Dreyfus Growth Opportunity Fund, Inc.
26)      Dreyfus Debt and Equity Funds
27)      Dreyfus Index Funds, Inc.
28)      Dreyfus Institutional Money Market Fund
29)      Dreyfus Institutional Preferred Money Market Fund
30)      Dreyfus Institutional Short Term Treasury Fund
31)      Dreyfus Insured Municipal Bond Fund, Inc.
32)      Dreyfus Intermediate Municipal Bond Fund, Inc.
33)      Dreyfus International Funds, Inc.
34)      Dreyfus Investment Grade Bond Funds, Inc.
35)      Dreyfus Investment Portfolios
36)      The Dreyfus/Laurel Funds, Inc.
37)      The Dreyfus/Laurel Funds Trust
38)      The Dreyfus/Laurel Tax-Free Municipal Funds
39)      Dreyfus LifeTime Portfolios, Inc.
40)      Dreyfus Liquid Assets, Inc.
41)      Dreyfus Massachusetts Intermediate Municipal Bond Fund
42)      Dreyfus Massachusetts Municipal Money Market Fund
43)      Dreyfus Massachusetts Tax Exempt Bond Fund
44)      Dreyfus MidCap Index Fund
45)      Dreyfus Money Market Instruments, Inc.
46)      Dreyfus Municipal Bond Fund, Inc.
47)      Dreyfus Municipal Cash Management Plus
48)      Dreyfus Municipal Money Market Fund, Inc.
49)      Dreyfus New Jersey Intermediate Municipal Bond Fund
50)      Dreyfus New Jersey Municipal Bond Fund, Inc.
51)      Dreyfus New Jersey Municipal Money Market Fund, Inc.
52)      Dreyfus New Leaders Fund, Inc.
53)      Dreyfus New York Municipal Cash Management
54)      Dreyfus New York Tax Exempt Bond Fund, Inc.
55)      Dreyfus New York Tax Exempt Intermediate Bond Fund
56)      Dreyfus New York Tax Exempt Money Market Fund
57)      Dreyfus U.S. Treasury Intermediate Term Fund
58)      Dreyfus U.S. Treasury Long Term Fund
59)      Dreyfus 100% U.S. Treasury Money Market Fund
60)      Dreyfus U.S. Treasury Short Term Fund
61)      Dreyfus Pennsylvania Intermediate Municipal Bond Fund
62)      Dreyfus Pennsylvania Municipal Money Market Fund
63)      Dreyfus Premier California Municipal Bond Fund
64)      Dreyfus Premier Equity Funds, Inc.
65)      Dreyfus Premier International Funds, Inc.
66)      Dreyfus Premier GNMA Fund
67)      Dreyfus Premier Opportunity Funds
68)      Dreyfus Premier Worldwide Growth Fund, Inc.
69)      Dreyfus Premier Municipal Bond Fund
70)      Dreyfus Premier New York Municipal Bond Fund
71)      Dreyfus Premier State Municipal Bond Fund
72)      Dreyfus Premier Value Equity Funds
73)      Dreyfus Short-Intermediate Government Fund
74)      Dreyfus Short-Intermediate Municipal Bond Fund
75)      The Dreyfus Socially Responsible Growth Fund, Inc.
76)      Dreyfus Stock Index Fund
77)      Dreyfus Tax Exempt Cash Management
78)      The Dreyfus Premier Third Century Fund, Inc.
79)      Dreyfus Treasury Cash Management
80)      Dreyfus Treasury Prime Cash Management
81)      Dreyfus Variable Investment Fund
82)      Dreyfus Worldwide Dollar Money Market Fund, Inc.
83)      General California Municipal Bond Fund, Inc.
84)      General California Municipal Money Market Fund
85)      General Government Securities Money Market Funds, Inc.
86)      General Money Market Fund, Inc.
87)      General Municipal Bond Fund, Inc.
88)      General Municipal Money Market Funds, Inc.
89)      General New York Municipal Bond Fund, Inc.
90)      General New York Municipal Money Market Fund



(b)

                                                                                                 Positions and
Name and principal                                                                               Offices with
Business address                      Positions and offices with the Distributor                 Registrant
----------------                      ------------------------------------------                 ----------


Thomas F. Eggers *                    Chief Executive Officer and Chairman of the Board          None
J. David Officer *                    President and Director                                     None
Stephen Burke *                       Executive Vice President and Director                      None
Charles Cardona *                     Executive Vice President and Director                      None
Anthony DeVivio **                    Executive Vice President and Director                      None
Michael Millard **                    Executive Vice President and Director                      None
David K. Mossman **                   Executive Vice President                                   None
Jeffrey N. Nachman ***                Executive Vice President and Chief Operations Officer      None
William T. Sandalls, Jr. *            Executive Vice President                                   None
William H. Maresca *                  Chief Financial Officer and Director                       None
James Book ****                       Senior Vice President                                      None
Ken Bradle **                         Senior Vice President                                      None
Stephen R. Byers *                    Senior Vice President                                      None
Joseph Connolly *                     Senior Vice President                                      Vice President
                                                                                                 and Treasurer
Joseph Eck +                          Senior Vice President                                      None
William Glenn *                       Senior Vice President                                      None
Bradley Skapyak *                     Senior Vice President                                      None
Jane Knight *                         Chief Legal Officer and Secretary                          None
Stephen Storen *                      Chief Compliance Officer                                   None
Jeffrey Cannizzaro *                  Vice President - Compliance                                None
John Geli **                          Vice President                                             None
Maria Georgopoulos *                  Vice President - Facilities Management                     None
William Germenis *                    Vice President - Compliance                                None
Walter T. Harris *                    Vice President                                             None
Janice Hayles *                       Vice President                                             None
Hal Marshall *                        Vice President - Compliance                                None
Paul Molloy *                         Vice President                                             None
B.J. Ralston **                       Vice President                                             None
Theodore A. Schachar *                Vice President - Tax                                       None
James Windels *                       Vice President                                             None
James Bitetto *                       Assistant Secretary                                        None
Ronald Jamison *                      Assistant Secretary                                        None


*    Principal business address is 200 Park Avenue, New York, NY 10166.
**   Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***  Principal business address is 401 North Maple Avenue, Beverly Hills, CA 90210.
**** Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258
+    Principal business address is One Boston Place, Boston, MA 02108



Item 28.       Location of Accounts and Records
-------        --------------------------------

               1.     The Bank of New York
                      100 Church Street
                      New York, N.Y. 10286

               2.     Dreyfus Transfer, Inc.
                      P.O. Box 9671
                      Providence, Rhode Island 02940-9671

               3.     The Dreyfus Corporation
                      200 Park Avenue
                      New York, New York 10166

Item 29.       Management Services
-------        -------------------

               Not Applicable

Item 30.       Undertakings
-------        ------------

               None


                                  SIGNATURES
                                 -------------


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 25th day of August, 2000.


                   DREYFUS PREMIER STATE MUNICIPAL BOND FUND


                          BY: /s/ Stephen E. Canter*
                                  ------------------
                                 Stephen E. Canter, PRESIDENT


      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


    Signatures                      Title                          Date

/s/ Stephen E. Canter*       President (Principal Executive        08/25/00
Stephen E. Canter            Officer)


/s/ Joseph Connolly*         Treasurer (Principal Financial and    08/25/00
Joseph Connolly              Accounting Officer)


/s/ Joseph S. DiMartino*     Chairman of the Board                 08/25/00
Joseph S. DiMartino


/s/ Clifford L. Alexander*   Board Member                          08/25/00
Clifford L. Alexander

/s/ Peggy C. Davis*          Board Member                          08/25/00
Peggy C. Davis

/s/ Ernest Kafka*            Board Member                          08/25/00
Ernest Kafka

/s/ Nathan Leventhal         Board Member                          08/25/00
Nathan Leventhal


*BY:  /s/ Janette E. Farragher
        Janette E. Farragher
        Attorney-in-Fact



                                       INDEX OF EXHIBITS
                                      ------------------


      ITEM 23                                                         PAGE
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(b)     Registrant's By-Laws

(e)(1)  Distribution Agreement

(j)     Consent of Independent Auditors

(p)     Code of Ethics adopted by the Registrant